Filed with the Securities and Exchange Commission on August 28, 2026

1933 Act Registration File No. 333-182417

1940 Act File No. 811-22718

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  ☒

☐ Pre-Effective Amendment No.

☒ Post-Effective Amendment No. 435

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   ☒

☒ Amendment No. 438

(Check appropriate box or boxes.)

TWO ROADS SHARED TRUST

(Exact Name of Registrant as Specified in Charter)

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code:

631-490-4300

The Corporation Trust Company

1209 Orange Street

Wilmington, DE  19801

(Name and. Address of Agent for Service)

Copy to:

Stacy H. Louizos Blank Rome LLP 1271 Avenue of the Americas New York, NY 10020	Timothy Burdick Ultimus Fund Solutions, LLC 80 Arkay Drive, Suite 110 Hauppauge, NY 11788

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☒	on August 31, 2026 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(l)
☐	on (date) pursuant to paragraph (a)(l)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box: ☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Holbrook Structured Income Fund

Class I HOSIX

Investor Class HOSTX

Class A HOSAX

Holbrook Income Fund

Class I HOBIX

Investor Class HOBEX

Class A HOBAX

Holbrook Total Return Fund

Class I HOTIX

Class A HOTAX

PROSPECTUS

August 31, 2026

www.holbrookholdings.com

1-877-345-8646

This Prospectus provides important information about the Funds that you should know before investing. Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission (“SEC”) nor has the SEC passed upon the accuracy or adequacy of the disclosure in this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Page

HOLBROOK STRUCTURED INCOME FUND	1
Investment Objective	1
Fees and Expenses of the Fund	1
Portfolio Turnover	1
Principal Investment Strategies	1
Principal Investment Risks	2
Performance	8
Investment Adviser	9
Portfolio Manager	9
Purchase and Sale of Fund Shares	9
Tax Information	9
Payments to Broker-Dealers and Other Financial Intermediaries	9
HOLBROOK INCOME FUND	10
Investment Objective	10
Fees and Expenses of the Fund	10
Portfolio Turnover	10
Principal Investment Strategies	10
Principal Investment Risks	11
Performance	16
Investment Adviser	17
Portfolio Manager	17
Purchase and Sale of Fund Shares	17
Tax Information	17
Payments to Broker-Dealers and Other Financial Intermediaries	17
HOLBROOK Total Return FUND	18
Investment Objective	18
Fees and Expenses of the Fund	18
Portfolio Turnover	18
Principal Investment Strategies	19
Performance	26
Investment Adviser	26
Portfolio Manager	26
Purchase and Sale of Fund Shares	26
Tax Information	26
Payments to Broker-Dealers and Other Financial Intermediaries	26
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	27
Investment Objective	27
Principal Investment Strategies	27
Investment Objective	28
Principal Investment Strategies	28
Principal and Other Investment Risks	31
Portfolio Holdings Disclosure	44
Cybersecurity	44
MANAGEMENT	45
Investment Adviser	45
Portfolio Managers	46
Changes of Investment Policies	46
DETERMINATION OF NET ASSET VALUE	46
HOW TO PURCHASE SHARES	47
HOW TO REDEEM SHARES	52
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	55
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS	55
DISTRIBUTION OF SHARES	56
Distributor	56
Distribution Fees	56
Additional Compensation to Financial Intermediaries	57
Householding	57
FINANCIAL HIGHLIGHTS	58
PRIVACY NOTICE	66

HOLBROOK STRUCTURED INCOME FUND

Investment Objective:

The Holbrook Structured Income Fund (the “Fund”) seeks to provide current income and the opportunity for capital appreciation to produce a total return. There is no guarantee that the Fund will meet its investment objective.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. More information about these and other discounts is available from your financial intermediary and in the section entitled How to Purchase Shares on page 47 of the Fund’s Prospectus and in the Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A	Class I	Investor Class
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	2.25%	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	None	None	None
Maximum Sales Charge (Load) Imposed On Reinvested Dividends and other Distributions	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	None	0.50%
Other Expenses	0.26%	0.27%	0.27%
Acquired Fund Fees and Expenses(1)	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses	1.54%	1.30%	1.80%

(1)	Acquired Fund Fees and Expenses are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund. In addition, to avoid charging duplicative fees, the Holbrook Holdings Inc. (“Holbrook” or the “Adviser”) voluntarily waives and/or reimburses the Fund’s Management Fee with respect to the amount of its net assets invested in an affiliated fund in which the Fund invests. The current amount, as of the date of this Prospectus, being waived and/or reimbursed by the Adviser with respect to investments in the underlying affiliated fund is 0.02%. The amount of this waiver/reimbursement will fluctuate depending on the Fund’s daily allocations to the underlying affiliated fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$378	$700	$1,046	$2,018
Class I	$132	$412	$713	$1,568
Investor Class	$183	$566	$975	$2,116

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended April 30, 2026, the Fund’s portfolio turnover rate was 55%.

Principal Investment Strategies:

The Fund seeks to achieve its investment objective by investing in structured income products, with a focus on securitized credit instruments. The Fund expects, under normal conditions, to be primarily invested in commercial and residential mortgage-backed securities (“RMBS” and “CMBS”), collateralized loan obligations (“CLOs”) and other asset-backed fixed income securities, including securities backed by assets such as credit card receivables, student loans, automobile loans and residential and commercial real estate. The Fund may also invest in other collateralized debt obligations and collateralized mortgage obligations. The mortgage-backed and asset-backed securities and debt securitizations in which the Fund will invest are referred to collectively in this prospectus as Structured Products. The Fund will invest, under normal circumstances, at least 80% of the value of its net assets (plus any borrowings for investment purpose) in Structured Products. The amount of the Fund’s investments in each type of Structured Products will vary, and there may be times when the Fund is not invested in one or more types of Structured Products.

The Fund may invest a substantial portion of its portfolio in mortgage related securities consisting of (i) “agency” RMBS and CMBS created by one of three quasi- governmental agencies (Government National Mortgage Association (“Ginnie Mae”), Federal National Mortgage (“Fannie Mae”), and Federal Home Loan Mortgage Corp. (“Freddie Mac”)), which directly or indirectly benefit from U.S. Government backing; and (ii) “non-agency” RMBS and CMBS issued by private financial institutions and entities, which do not benefit from U.S. Government backing. The Fund may invest in RMBS in the prime, subprime and “Alt-A” first lien mortgage sectors, and traditional and interest-only CMBS. Subprime mortgage loans are made to borrowers who display poor credit histories and other characteristics that correlate with a higher default risk. The risk profile of Alt-A mortgages falls between prime and subprime. RMBS and CMBS are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. Non-agency RMBS and CMBS generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default. The Fund’s investments in mortgage-related securities may include instruments, the underlying assets of which allow for balloon payments (where a substantial portion of a mortgage loan balance is paid at maturity, which can shorten the average life of the mortgage-backed instrument) or negative amortization payments (where as a result of a payment cap, payments on a mortgage loan are less than the amount of principal and interest owed, with excess amounts added to the outstanding principal balance, which can extend the average life of the mortgage-backed instrument).

The Fund may also invest in the equity tranches of a Structured Product, which typically represent the first loss position in the Structured Product, are unrated and are subject to higher risks. Equity tranches of Structured Products typically do not have a fixed coupon and payments on equity tranches will be based on the income received from the underlying collateral and the payments made to the senior tranches, both of which may be based on floating rates based on the Secured Overnight Financing Rate (“SOFR”) or another reference rate.

The Fund may also invest in bonds, debentures and other fixed income securities. The Fund may invest a substantial portion of its net assets in high-yield securities (commonly referred to as “below investment grade” or “junk” bonds). High-yield securities are debt securities that are rated BB/Ba or lower by an independent rating agency, or are unrated but determined by the Adviser to be of comparable quality. The Fund may invest without limit in fixed-income securities of any credit quality, duration or maturity and across several asset classes. The Fund may invest in fixed-income securities of issuers located in the United States and non-U.S. countries, including emerging market countries.

The Fund may also invest in other debt obligations, including fixed, floating or variable rate obligations.

The Fund ordinarily acquires and holds securities for investment rather than for realization of gains by short-term trading on market fluctuations. The Adviser uses macro-economic projections, fundamental company and industry analysis to strategically position the Fund, making tactical adjustments as investing conditions change. When selecting underlying securities, the Adviser considers a number of factors, including fundamental and technical analysis to assess the relative risk and reward potential. The Fund will sell a portfolio holding when the security no longer meets its investment criteria or when a more attractive investment is available.

The Fund may invest up to 15% of its net assets in investments that are deemed to be illiquid, which may include private placements, certain Rule 144A securities (which are subject to resale restrictions), and securities of issuers whose financial condition is uncertain, i.e., where the issuer has defaulted in the payment of interest or principal or in the performance of its covenants or agreements, or is involved in bankruptcy proceedings, reorganizations or financial restructurings.

The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

The Fund may, when market signals warrant, go defensive, investing all or a substantial portion of Fund assets in cash and/or cash equivalents (including, without limitation, through investments in money market funds).

Principal Investment Risks:

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. An investment in the Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund is not intended to be a complete investment program but rather one component of a diversified investment portfolio. Many factors affect the Fund’s net asset value and performance. Each risk summarized below is a principal risk of investing in the Fund and different risks may be more significant at different times depending upon market conditions or other factors.

As with any fund, there is no guarantee that the Fund will achieve its goal.

●	Market Risk. Overall market risk may affect the value of individual instruments in which the Fund invests. The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Factors such as domestic and foreign (non-U.S.) economic growth and market conditions, real or perceived adverse economic or political conditions, military conflict, war, acts of terrorism, social unrest, natural disasters, recessions, inflation, changes in interest or currency rate levels, adverse changes to credit markets, supply chain disruptions, sanctions, tariffs, and other trade restrictions, the spread of infectious illness or other public health threats, lack of liquidity in the bond or other markets, volatility in securities markets or adverse investor sentiment and political events affect the securities markets. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future. Securities markets also may experience long periods of decline in value. A change in financial condition or other event affecting a single issuer or market may adversely impact securities markets as a whole. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy, and the Fund’s investments may be affected, which may reduce the Fund’s performance. Further, inflation may lead to a rise in interest rates, which may negatively affect the value of debt instruments held by the Fund, resulting in a negative impact on the Fund’s performance. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Local, state, regional, national or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and could result in decreases to the Fund’s net asset value. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events and governments’ reactions to such events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on the Fund and its investments. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect Fund performance. A health crisis may exacerbate other pre-existing political, social and economic risks. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

●	Market Events Risk. There has been increased volatility, depressed valuations, decreased liquidity and heightened uncertainty in the financial markets during the past several years, including what was experienced in 2020. In recent years, the U.S. renegotiated many of its global trade relationships and imposed or threatened to impose significant import tariffs. The imposition by the U.S. of import tariffs on goods from foreign countries and reciprocal tariffs levied on U.S. goods may lead to price volatility and instability in U.S. and global investment markets. Among other effects, tariffs may increase the cost of production for certain goods or reduce demand for products, which could affect the performance of the Fund’s investments. It is not known whether, or to what extent, any tariff or other trade protections may affect the Fund or its investments. These actions could lead to price volatility and overall declines in U.S. and global investment markets. These conditions are an inevitable part of investing in capital markets and may continue, recur, worsen or spread. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, took steps to support financial markets, including by lowering interest rates to historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. When the U.S. government and the Federal Reserve reduce market support activities, including by increasing interest rates, such reductions could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests. Policy and legislative changes in the United States and in other countries may also contribute to decreased liquidity and increased volatility in the financial markets. The impact of these influences on the markets, and the practical implications for market participants, may not be fully known for some time.

●	Management Risk. The risk that investment strategies employed by the Fund’s adviser in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other similar investment vehicles having similar investment strategies. Management risk includes the risk that the quantitative model used by the Adviser may not perform as expected, particularly in volatile markets.

●	Structured Products Risk. The Fund may invest in Structured Products, including CLOs, CDOs, CMOs, and other asset-backed securities and debt securitizations. Some Structured Products have credit ratings, but are typically issued in various classes with various priorities. Normally, Structured Products are privately offered and sold (that is, they are not registered under the securities laws) and may be characterized by the Fund as illiquid securities; however, an active dealer market may exist for Structured Products that qualify for Rule 144A transactions. The senior and junior tranches of Structured Products may have floating or variable interest rates based on SOFR or another alternative reference rate and are subject to the risks associated with securities tied to a variable interest rate. The Fund may also invest in the equity tranches of a Structured Product, which typically represent the first loss position in the Structured Product, are unrated and are subject to higher risks. Equity tranches of Structured Products typically do not have a fixed coupon and payments on equity tranches will be based on the income received from the underlying collateral and the payments made to the senior tranches, both of which may be based on floating rates based on a variable reference rate.

●	Valuation Risk. The sale price that the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets, or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

●	High Yield Securities (“Junk Bonds”) Risk. Investment in or exposure to high yield (lower rated or below investment grade) debt instruments (also known as “junk bonds”) may involve greater levels of interest rate, credit, liquidity and valuation risk than for higher rated instruments. High yield debt instruments are considered predominantly speculative and are higher risk than investment grade instruments with respect to the issuer’s continuing ability to make principal and interest payments and, therefore, such instruments generally involve greater risk of default or price changes than higher rated debt instruments. An economic downturn or period of rising interest rates could adversely affect the value of these securities and market for these securities and reduce market liquidity (liquidity risk).

●	Fixed Income Securities Risk. Fixed income securities are subject to interest rate risk, call risk, prepayment and extension risk, credit risk, duration risk, and liquidity risk. In addition, current market conditions may pose heightened risks for fixed income securities. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities or durations will increase or decrease more in response to changes in interest rates than shorter-term securities. Risks associated with rising interest rates are heightened given that interest rates in the U.S. currently remain near historic lows but have recently risen and could rise further in the future. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments. The fixed income securities market can be susceptible to increases in volatility and decreases in liquidity. New regulations applicable to and changing business practices of financial intermediaries that make markets in fixed income securities have resulted in less market making activity for certain fixed income securities, which may reduce the liquidity and may increase the volatility for such fixed income securities. Liquidity may decline unpredictably in response to overall economic conditions or credit tightening. For example, a general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions for the Fund. Duration risk arises when holding long duration and long maturity investments, which will magnify certain risks including interest rate risk and credit risk. Effective duration estimates price changes for relatively small changes in rates. If rates rise significantly, effective duration may tend to understate the drop in a security’s price. If rates drop significantly, effective duration may tend to overstate the rise in a security’s price.

●	Collateralized Loan Obligations Risk. CLOs can be difficult to value, may at times be illiquid, may be highly leveraged (which could make them highly volatile), and may produce unexpected investment results due to their complex structure. In addition, CLOs involve many of the same risks of investing in debt securities and asset-backed securities including, but not limited to, interest rate risk, credit risk, liquidity risk, and valuation risk. The Fund is subject to the following risks as a result of its investments in CLOs:

○	Asset Manager Risk. The CLO’s performance is linked to the expertise of the CLO manager and its ability to manage the CLO portfolio. The experience of a CLO manager plays an important role in the rating and risk assessment of CLO debt securities. One of the primary risks to investors of a CLO is the potential change in CLO manager, over which the Fund will have no control.

○	Legal and Regulatory Risk. The Fund may be adversely affected by new (or revised) laws or regulations that may be imposed by government regulators or self-regulatory organizations that supervise the financial markets. These agencies are empowered to promulgate a variety of rules pursuant to financial reform legislation in the United States. The Fund may also be adversely affected by changes in the enforcement or interpretation of existing statutes and rules. Changes in the regulation of CLOs may adversely affect the value of the investments held by the Fund and the ability of the Fund to execute its investment strategy.

○	Limited Recourse Risk. CLO debt securities are limited recourse obligations of their issuers. CLO debt is payable solely from the proceeds of its underlying assets. Consequently, CLO investors must rely solely on distributions from the underlying assets for payments on the CLO debt they hold. No party or entity other than the issuer will be obligated to make payments on CLO debt. CLO debt is not guaranteed by the issuer or any other party or entity involved in the organization and management of a CLO. If income from the underlying loans is insufficient to make payments on the CLO debt, no other assets will be available for payment.

○	Redemption Risk. CLO debt securities may be subject to redemption. For example, certain tranches of CLO debt may be redeemed if the CLO manager is unable to identify assets suitable for investment during the period when it has the ability to reinvest the principal proceeds from the sale of assets, scheduled redemptions and prepayments in additional assets (the “Reinvestment Period”). Additionally, holders of subordinated CLO debt may cause the redemption of senior CLO debt. In the event of an early redemption, holders of the CLO debt being redeemed will be repaid earlier than the stated maturity of the debt. The timing of redemptions may adversely affect the returns on CLO debt.

○	Reinvestment Risk. The CLO manager may not find suitable assets in which to invest during the Reinvestment Period or to replace assets that the manager has determined are no longer suitable for investment (for example, if a security has been downgraded by a rating agency). Additionally, the Reinvestment Period is a pre-determined finite period of time; however, there is a risk that the Reinvestment Period may terminate early if, for example, the CLO defaults on payments on the securities which it issues or if the CLO manager determines that it can no longer reinvest in underlying assets. Early termination of the Reinvestment Period could adversely affect a CLO investment.

●	Credit Risk. The risk that the Fund could lose money if the issuer or guarantor of a fixed income security is unwilling or unable to make timely payments to meet its contractual obligations on investments held by the Fund. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

●	Interest Rate Risk. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates and/or volatility.

●	Yield Curve Risk. This is the risk that there is an adverse shift in market interest rates of fixed income investments. The risk is associated with either flattening or steepening of the yield curve, which is a result of changing yields among comparable bonds with different maturities. If the yield curve flattens, then the yield spread between long-and short-term interest rates narrows and the price of a bond will change. If the curve steepens, then the spread between the long- and short-term interest rates increases which means long-term bond prices decrease relative to short-term bond prices.

●	Prepayment Risk. When interest rates decline, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

●	Extension Risk. An issuer could exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and the Fund will also suffer from the inability to reinvest in higher yielding securities.

●	Concentration in Certain Mortgage-Backed Securities Risk. The risks of concentrating in residential mortgage-backed securities (agency and non-agency) and commercial mortgage-backed securities include susceptibility to changes in interest rates and the risks associated with the market’s perception of issuers, the creditworthiness of the parties involved and investing in real estate securities.

●	Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed and other asset-backed securities are subject to the risks of traditional fixed-income instruments, however they are also subject to other risks, including prepayment and extension risk (meaning that if interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund’s investments, and if interest rates rise, there may be fewer prepayments, which could cause the average bond maturity to rise, increasing the potential for the Fund to lose money), interest rate risk, market risk and management risk. Mortgage-backed securities include caps and floors, inverse floaters, mortgage dollar rolls, private mortgage pass-through securities, resets and stripped mortgage securities. A systemic and persistent increase in interest rate volatility may also negatively impact a number of the Fund’s mortgage-backed and asset-backed securities holdings. In addition, mortgage-backed securities comprised of subprime mortgages and investments in other asset-backed securities collateralized by subprime loans may be subject to a higher degree of credit risk and valuation risk. Additionally, such securities may be subject to a higher degree of liquidity risk, because the liquidity of such investments may vary dramatically over time.

Certain mortgage-backed securities may be secured by pools of mortgages on single-family, multi-family properties, as well as commercial properties. Similarly, asset-backed securities may be secured by pools of loans, such as corporate loans, student loans, automobile loans and credit card receivables. The credit risk on such securities is affected by homeowners or borrowers defaulting on their loans. The values of assets underlying mortgage-backed and asset-backed securities, may decline and therefore may not be adequate to cover underlying investors. Some mortgage-backed and asset-backed securities have experienced extraordinary weakness and volatility in recent years. Possible legislation in the area of residential mortgages, credit cards, corporate loans and other loans that may collateralize the securities in which the Fund may invest could negatively impact the value of the Fund’s investments. To the extent the Fund focuses its investments in particular types of mortgage-backed or asset-backed securities, the Fund may be more susceptible to risk factors affecting such types of securities.

●	Unrated Securities Risk. Unrated securities may be less liquid than comparable rated securities and involve the risk that the Adviser may not accurately evaluate the security’s comparative credit rating.

●	Residential Loans and Mortgages Risk. In addition to interest rate, default and other risks of fixed income securities, investments in whole loans and debt instruments backed by residential loans or mortgages, (or pools of loans or mortgages) carry additional risks, including the possibility that the quality of the collateral may decline in value and the potential for the liquidity of residential loans and mortgages to vary over time. These risks are greater for subprime residential and mortgage loans. Because they do not trade in a liquid market, residential loans typically can only be sold to a limited universe of institutional investors and may be difficult for the Fund to value. In addition, in the event that a loan is foreclosed on, the Fund could become the owner (in whole or in part) of any collateral, which may include, among other things, real estate or other real or personal property, and the Fund would bear the costs and liabilities of owning, holding or disposing of such property.

●	Floating or Variable Rate Securities Risk. Floating or variable rate securities pay interest at rates that adjust in response to changes in a specified interest rate or reset at predetermined dates (such as the end of a calendar quarter). Securities with floating or variable interest rates are generally less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their interest rates do not rise as much, or as quickly, as comparable market interest rates. Although floating or variable rate securities are generally less sensitive to interest rate risk than fixed rate securities, they are subject to credit, liquidity and default risk and may be subject to legal or contractual restrictions on resale, which could impair their value.

●	Sector Risk. The risk that if the Fund invests a significant portion of its total assets in certain issuers within the same economic sector, an adverse economic, business or political development or natural or other event, including war, terrorism, natural and environmental disasters, epidemics, pandemics and other public health crises, affecting that sector may affect the value of the Fund’s investments more than if the Fund’s investments were not so focused. While the Fund may not concentrate in any one industry, the Fund may invest without limitation in a particular sector. Also, a significant dislocation in one or more industries (e.g, energy, commodities, etc.) could put pressure on bonds issued by those sectors.

●	Rating Agencies Risk. Ratings are not an absolute standard of quality, but rather general indicators that reflect only the view of the originating rating agencies from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely. Such changes may negatively affect the liquidity or market price of the securities in which the Fund invests. The ratings of securitized assets may not adequately reflect the credit risk of those assets due to their structure.

●	Illiquid Investments Risk. The Fund may, at times, hold investments that are illiquid or become illiquid, by virtue of the absence of a readily available market for certain of its investments, or because of legal or contractual restrictions on sales. The Fund could lose money if it is unable to dispose of an investment at a time or price that is most beneficial to the Fund. The Fund may invest in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Certain securities that are liquid when purchased may later become illiquid or less liquid, particularly in times of overall market developments, economic distress or adverse investor perception.

●	Currency Risk. The risk that foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar and adversely affect the value of the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies.

●	Cybersecurity Risk. There is risk to the Fund of an unauthorized breach and access to fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the investment adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries (“Service Providers”) to suffer data breaches, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its Service Providers may adversely impact the Fund or its shareholders.

●	Emerging Markets Risk. Investing in emerging markets involves not only the risks described herein with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability than those of developed countries. The typically small size of the markets may also result in a lack of liquidity and in price volatility of these securities. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative and share the risks of foreign developed markets but to a greater extent. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging financial markets have far lower trading volumes and less liquidity than developed markets, which may result in increased price volatility of emerging market investments. The legal remedies for investors in emerging markets may be more limited than the remedies available in the U.S., and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited.

●	Foreign (Non-U.S.) Investment Risk. Foreign (non-U.S.) securities present greater investment risks than investing in the securities of U.S. issuers and may experience more rapid and extreme changes in value than the securities of U.S. companies, due to less information about foreign (non-U.S.) companies in the form of reports and ratings than about U.S. issuers; different accounting, auditing and financial reporting requirements; smaller markets; nationalization; expropriation or confiscatory taxation; currency blockage; or political changes or diplomatic developments. Foreign (non-U.S.) securities may decline in value due to conditions specific to an individual country, including unfavorable economic conditions relative to the United States. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.

●	Gap Risk. The Fund is subject to the risk that the value of an investment will change dramatically from one level to another with no trading in between and/or before the Fund can exit from the investment. Usually, such movements occur when there are adverse news announcements, which can cause a stock price or derivative value to drop substantially from the previous day’s closing price. Trading halts may lead to gap risk.

●	Industry Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investment more than the market as a whole, to the extent that the Fund’s investments are concentrated in securities of a particular industry, group of industries or sector.

●	Liquidity Risk. The Fund may, at times, hold investments that are illiquid or become illiquid. Illiquidity can be caused by a variety of factors, including economic conditions, market events, events relating to the issuer of the securities, the absence of a readily available market for certain investments, a drop in overall market trading volume, an inability to find a ready buyer, or legal or contractual restrictions on the securities’ resale. The Fund could lose money if it is unable to dispose of an investment at a time or price that is most beneficial to the Fund. The Fund may invest in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Trading opportunities are more limited for fixed-income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held. These features make it more difficult to sell or buy a security at a favorable time or price. When there is no willing buyer and/or investments can not be readily sold at the desired time or price, in order to raise cash (to pay redemption proceeds or satisfy other obligations or for other reasons), the Fund may have to accept a lower price to sell a security or may not be able to sell the security at all, and the Fund may have to sell other securities at unfavorable times or prices or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. There is a risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. Infrequent trading of securities may also lead to an increase in their price volatility. In addition, it may be more difficult for the Fund to value its investments in illiquid securities than more liquid securities. Certain securities that are liquid when purchased may later become illiquid or less liquid, particularly in times of overall market developments, economic distress or adverse investor perceptions. Liquidity risk may be magnified in a rising interest rate environment or other circumstances where investor redemptions from mutual funds may be higher than normal, causing increased supply in the market due to selling activity. In the past, in stressed markets, certain types of securities suffered periods of illiquidity if disfavored by the market. All of these risks may increase during periods of market turmoil, such as that experienced in 2020 with COVID-19 and could have a negative effect on the Fund’s performance.

●	Mezzanine Securities Risk. Mezzanine securities carry the risk that the issuer will not be able to meet its obligations and that the equity securities purchased with the mezzanine investments may lose value.

●	Portfolio Turnover Risk. The Fund may experience high portfolio turnover, including investments made on a shorter-term basis, which may lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover may also result in higher short-term capital gains taxable to shareholders.

●	Treasury Inflation Protected Securities Risk. The value of inflation protected securities issued by the U.S. Treasury (“TIPS”) generally fluctuates in response to inflationary concerns. As inflationary expectations increase, TIPS will become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, TIPS will become less attractive and less valuable.

●	U.S. Government Securities Risk. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

●	Volatility Risk. The Fund’s investments may appreciate or decrease significantly in value over short periods of time. The value of an investment in the Fund’s portfolio may fluctuate due to events or factors that affect industries, sectors or markets generally or that affect a particular investment, industry or sector. The value of an investment in the Fund’s portfolio may also be more volatile than the market as a whole. This volatility may affect the Fund’s NAV per share, including by causing it to experience significant increases or declines in value over short periods of time. Events or financial circumstances affecting individual investments, industries or sectors may increase the volatility of the Fund.

Performance:

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class I shares for each calendar year since the Fund’s inception. Returns for Investor Class shares and Class A shares, which are not presented in the bar chart, will vary from the returns of Class I shares. Investor Class shares and Class A shares are invested in the same portfolio of securities as the Class I shares and the annual returns differ only to the extent that the Classes do not have the same expenses. Sales loads or account fees are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. The performance table compares the performance of the Fund’s shares over time to the performance of a broad-based securities market index. After-tax returns for Investor Class shares and Class A shares, which are not presented in the performance table, will vary from the returns of Class I shares. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information will be available at no cost by visiting www.holbrookholdings.com or by calling 1-877-345-8646.

Best Quarter	9/30/2023	3.41%
Worst Quarter	06/30/2025	1.20%

The year-to-date return as of the most recent calendar quarter, which ended June 30, 2026, was 2.81%.

Performance Table

Average Annual Total Returns

(For the year ended December 31, 2025)

Class I Shares	One Year	Since Inception(1)
Return before taxes	6.59%	8.66%
Return after taxes on Distributions	3.68%	4.79%
Return after taxes on Distributions and Sale of Fund Shares	3.85%	4.92%
Investor Class Shares
Return before taxes	6.06%	8.13%
Class A Shares
Return before taxes	3.88%	7.69%
Bloomberg U.S. Aggregate Bond Index(2) (reflects no deduction for fees, expenses or taxes)	7.30%	2.85%

(1)	Inception date is May 2, 2022.

(2)	The Bloomberg US Aggregate Bond Index: The index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency). Investors cannot invest directly in an index or benchmark.

After-tax returns for Class I shares are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown above, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser: Holbrook Holdings Inc. (“Holbrook” or the “Adviser”) serves as investment adviser to the Fund.

Portfolio Manager: The Fund is co-managed by Scott Carmack, Portfolio Manager and Chief Executive Officer of the Adviser, and Ethan Lai, Portfolio Manager. Mr. Carmack and Mr. Lai have managed the Fund since its inception in 2022.

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request, by telephone at 1-877-345-8646, or through your broker. Redemptions will be paid by automated clearing house funds (“ACH”), check or wire transfer. The Fund or its Adviser may waive any of the minimum initial and subsequent investment amounts.

	Minimum Investment
Class	Initial	Subsequent
I	$100,000	$500
Investor	$2,500	$100
Class A Shares	$2,500	$100

Tax Information: Dividends (including qualified dividend income) and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are generally taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Adviser, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

HOLBROOK INCOME FUND

Investment Objective:

The Holbrook Income Fund (the “Fund”) seeks to provide current income,

with a secondary objective of capital preservation in a rising interest rate environment. There is no guarantee that the Fund will meet its investment objective.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. More information about these and other discounts is available from your financial intermediary and in the section entitled How to Purchase Shares on page 47 of the Fund’s Prospectus and in the Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A	Class I	Investor Class
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	1.25%	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	None	None	None
Maximum Sales Charge (Load) Imposed On Reinvested Dividends and other Distributions	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%	0.80%	0.80%
Distribution and Service (12b-1) Fees	0.25%	None	0.50%
Other Expenses	0.24%	0.24%	0.24%
Acquired Fund Fees and Expenses(1)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.30%	1.05%	1.55%

(1)	Acquired Fund Fees and Expenses are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$256	$532	$829	$1,673
Class I	$107	$332	$575	$1,272
Investor Class	$158	$488	$841	$1,836

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended April 30, 2026, the Fund’s portfolio turnover rate was 49%.

Principal Investment Strategies:

The Fund normally invests at least 80% of its net assets, including any borrowings for investment purposes, in a diversified portfolio of fixed income instruments. In seeking to achieve its investment objective, the Fund will allocate up to 100% of its portfolio in fixed income securities through direct investments or through the purchase of closed-end investment companies, exchange-traded funds and open-end investment companies (together, the “Underlying Funds”) that invest primarily in income producing securities.

In managing the Fund’s portfolio, the Adviser seeks to protect principal in a rising interest rate environment, although there is no guarantee that this strategy will succeed.

Using a top down asset allocation model, the Fund may invest all or a portion of its assets in fixed-income securities such as corporate bonds, preferred securities, convertible securities, treasury inflation protected securities (“TIPS”) and collateralized loan obligations (“CLOs”). The Fund may also invest in senior notes issued by business development companies (also known as “baby bonds”). The Adviser may also allocate up to 50% of the Fund’s assets in the common and preferred stock of Underlying Funds. The Fund may invest directly or indirectly in fixed income securities of any maturity or quality, including investing up to 50% of the Fund’s assets in securities rated below investment grade (securities rated below BBB by Standard & Poor’s (“S&P”) and Baa3 by Moody’s Investor Services, Inc. (“Moody’s”) and are often referred to as “high yield” or “junk bonds”). The Fund may invest without limit in U.S. and non-U.S. dollar denominated securities of U.S. and foreign issuers, including issuers located in emerging market countries. The Fund may invest in fixed income instruments with fixed or adjustable (floating) rates.

The Adviser uses macro-economic projections, fundamental company and industry analysis, and technical analysis of individual issuers to strategically position the Fund, making tactical adjustments as investing conditions change. The Fund seeks target allocations in multiple sectors and will typically hold approximately 70% of its assets in investment grade fixed income securities, directly or through one or more Underlying Funds that predominantly hold investment grade securities, although the amount may be higher or lower depending on market conditions. When selecting underlying securities, the Adviser considers a number of factors, including fundamental and technical analysis to assess the relative risk and reward potential. The Adviser will invest in closed-end funds to take advantage of pricing discrepancies in the closed-end fund market. The Adviser performs both a quantitative and qualitative analysis of closed-end funds prior to any closed-end fund being added to the Fund’s portfolio. This analysis and the Adviser’s proprietary computer trading programs help determine when to buy and sell the closed-end funds in the Fund’s portfolio. The Fund will sell a portfolio holding when the security no longer meets its investment criteria or when a more attractive investment is available.

The Fund may, when market signals warrant, go defensive, investing all or a substantial portion of Fund assets in cash and/or cash equivalents (including, without limitation, by investing in money market funds).

Principal Investment Risks:

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. An investment in the Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund is not intended to be a complete investment program but rather one component of a diversified investment portfolio. Many factors affect the Fund’s net asset value and performance. Each risk summarized below is a principal risk of investing in the Fund and different risks may be more significant at different times depending upon market conditions or other factors.

The Fund may be subject to the risks described below through its own direct investments and indirectly through investments in the Underlying Funds.

As with any fund, there is no guarantee that the Fund will achieve its goal.

●	Market Risk. Overall market risk may affect the value of individual instruments in which the Fund invests. The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Factors such as domestic and foreign (non-U.S.) economic growth and market conditions, real or perceived adverse economic or political conditions, military conflict, war, acts of terrorism, social unrest, natural disasters, recessions, inflation, changes in interest or currency rate levels, adverse changes to credit markets, supply chain disruptions, sanctions, tariffs and other trade restrictions, the spread of infectious illness or other public health threats, lack of liquidity in the bond or other markets, volatility in securities markets or adverse investor sentiment and political events affect the securities markets. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future. Securities markets also may experience long periods of decline in value. A change in financial condition or other event affecting a single issuer or market may adversely impact securities markets as a whole. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy, and the Fund’s investments may be affected, which may reduce the Fund’s performance. Further, inflation may lead to a rise in interest rates, which may negatively affect the value of debt instruments held by the Fund, resulting in a negative impact on the Fund’s performance. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Local, state, regional, national or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and could result in decreases to the Fund’s NAV. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events and governments’ reactions to such events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on the Fund and its investments. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect Fund performance. A health crisis may exacerbate other pre-existing political, social and economic risks. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

●	Market Events Risk. There has been increased volatility, depressed valuations, decreased liquidity and heightened uncertainty in the financial markets during the past several years, including what was experienced in 2020. In recent years, the U.S. renegotiated many of its global trade relationships and imposed or threatened to impose significant import tariffs. The imposition by the U.S. of import tariffs on goods from foreign countries and reciprocal tariffs levied on U.S. goods may lead to price volatility and instability in U.S. and global investment markets. Among other effects, tariffs may increase the cost of production for certain goods or reduce demand for products, which could affect the performance of the Fund’s investments. It is not known whether, or to what extent, any tariff or other trade protections may affect the Fund or its investments. These actions could lead to price volatility and overall declines in U.S. and global investment markets. These conditions are an inevitable part of investing in capital markets and may continue, recur, worsen or spread. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, took steps to support financial markets, including by lowering interest rates to historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Policy and legislative changes in the United States and in other countries may also contribute to decreased liquidity and increased volatility in the financial markets. The impact of these influences on the markets, and the practical implications for market participants, may not be fully known for some time.

●	Liquidity Risk. The Fund may, at times, hold investments that are illiquid or become illiquid. Illiquidity can be caused by a variety of factors, including economic conditions, market events, events relating to the issuer of the securities, the absence of a readily available market for certain investments, a drop in overall market trading volume, an inability to find a ready buyer, or legal or contractual restrictions on the securities’ resale. The Fund could lose money if it is unable to dispose of an investment at a time or price that is most beneficial to the Fund. The Fund may invest in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Trading opportunities are more limited for fixed-income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held. These features make it more difficult to sell or buy a security at a favorable time or price. When there is no willing buyer and/or investments cannot be readily sold at the desired time or price, in order to raise cash (to pay redemption proceeds or satisfy other obligations or for other reasons), the Fund may have to accept a lower price to sell a security or may not be able to sell the security at all, and the Fund may have to sell other securities at unfavorable times or prices or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. There is a risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. Infrequent trading of securities may also lead to an increase in their price volatility. In addition, it may be more difficult for the Fund to value its investments in illiquid securities than more liquid securities. Certain securities that are liquid when purchased may later become illiquid or less liquid, particularly in times of overall market developments, economic distress or adverse investor perceptions. Liquidity risk may be magnified in a rising interest rate environment or other circumstances where investor redemptions from mutual funds may be higher than normal, causing increased supply in the market due to selling activity. In the past, in stressed markets, certain types of securities suffered periods of illiquidity if disfavored by the market. All of these risks may increase during periods of market turmoil, such as that experienced in 2020 with COVID-19, and could have a negative effect on the Fund’s performance. The Fund is also exposed to liquidity risk through its investment in underlying funds that hold illiquid securities.

●	Management Risk. The risk that investment strategies employed by the Fund’s adviser in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other similar investment vehicles having similar investment strategies. Management risk includes the risk that the quantitative model used by the Adviser may not perform as expected, particularly in volatile markets.

●	Valuation Risk. The sale price that the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets, or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

●	Business Development Company (“BDC”) Risk. BDCs have little or no operating history and may carry risks similar to those of a private equity or venture capital fund. BDC company securities are not redeemable at the option of the shareholder and they may trade in the market at a discount to their NAV. A significant portion of a BDC’s investments are recorded at fair value as determined by its board of directors, which may create uncertainty as to the value of the BDC’s investments. Non-traded BDCs are illiquid, and it may not be possible to redeem shares or to do so without paying a substantial penalty. Publicly traded BDCs usually trade at a discount to their NAV because they invest in unlisted securities and have limited access to capital markets. BDCs are subject to high failure rates among the companies in which they invest, and federal securities laws impose restraints upon the organization and operations of BDCs that can limit or negatively impact the performance of a BDC.

●	High Yield Securities (“Junk Bonds”) Risk. Investment in or exposure to high yield (lower rated or below investment grade) debt instruments (also known as “junk bonds”) may involve greater levels of interest rate, credit, liquidity and valuation risk than for higher rated instruments. High yield debt instruments are considered predominantly speculative and are higher risk than investment grade instruments with respect to the issuer’s continuing ability to make principal and interest payments and, therefore, such instruments generally involve greater risk of default or price changes than higher rated debt instruments. An economic downturn or period of rising interest rates could adversely affect the value of these securities and market for these securities and reduce market liquidity (liquidity risk).

●	Fixed Income Securities Risk. Fixed income securities are subject to interest rate risk, call risk, prepayment and extension risk, credit risk, duration risk, and liquidity risk. In addition, current market conditions may pose heightened risks for fixed income securities. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities or durations will increase or decrease more in response to changes in interest rates than shorter-term securities. Risks associated with rising interest rates are heightened given that interest rates in the U.S. currently remain near historic lows but have recently risen and could rise further in the future. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments. The fixed income securities market can be susceptible to increases in volatility and decreases in liquidity. New regulations applicable to and changing business practices of financial intermediaries that make markets in fixed income securities have resulted in less market making activity for certain fixed income securities, which may reduce the liquidity and may increase the volatility for such fixed income securities. Liquidity may decline unpredictably in response to overall economic conditions or credit tightening. For example, a general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions for the Fund. Duration risk arises when holding long duration and long maturity investments, which will magnify certain risks, including interest rate risk and credit risk. Effective duration estimates price changes for relatively small changes in rates. If rates rise significantly, effective duration may tend to understate the drop in a security’s price. If rates drop significantly, effective duration may tend to overstate the rise in a security’s price.

●	Interest Rate Risk. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates and/or volatility.

●	Yield Curve Risk. This is the risk that there is an adverse shift in market interest rates of fixed income investments. The risk is associated with either flattening or steepening of the yield curve, which is a result of changing yields among comparable bonds with different maturities. If the yield curve flattens, then the yield spread between long-and short-term interest rates narrows and the price of a bond will change. If the curve steepens, then the spread between the long- and short-term interest rates increases which means long-term bond prices decrease relative to short-term bond prices.

●	Baby Bonds Risk. The primary risk associated with the Fund’s investments in baby bonds is that the issuer or insurer of a baby bond may default on principal and/or interest payments when due on the baby bond. Such a default would have the effect of lessening the income generated by the Fund and/or the value of the baby bonds. Baby bonds are also subject to typical credit ratings risks associated with other fixed-income instruments.

●	Closed-End Fund Risk. The Fund invests in closed-end investment companies or funds. The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the NAV per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined NAV, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their NAV.

The Fund may invest in shares of closed-end funds that are trading at a discount to NAV or at a premium to NAV. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the NAV of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and NAV than an investment in shares of investment companies without a leveraged capital structure.

●	Collateralized Loan Obligations Risk. CLOs can be difficult to value, may at times be illiquid, may be highly leveraged (which could make them highly volatile), and may produce unexpected investment results due to their complex structure. In addition, CLOs involve many of the same risks of investing in debt securities and asset-backed securities including, but not limited to, interest rate risk, credit risk, liquidity risk, and valuation risk. The Fund is subject to the following risks as a result of its investments in CLOs:

○	Asset Manager Risk. The CLO’s performance is linked to the expertise of the CLO manager and their ability to manage the CLO portfolio. The experience of a CLO manager plays an important role in the rating and risk assessment of CLO debt securities. One of the primary risks to investors of a CLO is the potential change in CLO manager, over which the Fund will have no control.

○	Legal and Regulatory Risk. The Fund may be adversely affected by new (or revised) laws or regulations that may be imposed by government regulators or self-regulatory organizations that supervise the financial markets. These agencies are empowered to promulgate a variety of rules pursuant to financial reform legislation in the United States. The Fund may also be adversely affected by changes in the enforcement or interpretation of existing statutes and rules. Changes in the regulation of CLOs may adversely affect the value of the investments held by the Fund and the ability of the Fund to execute its investment strategy.

○	Limited Recourse Risk. CLO debt securities are limited recourse obligations of their issuers. CLO debt is payable solely from the proceeds of its underlying assets. Consequently, CLO investors must rely solely on distributions from the underlying assets for payments on the CLO debt they hold. No party or entity other than the issuer will be obligated to make payments on CLO debt. CLO debt is not guaranteed by the issuer or any other party or entity involved in the organization and management of a CLO. If income from the underlying loans is insufficient to make payments on the CLO debt, no other assets will be available for payment.

○	Redemption Risk. CLO debt securities may be subject to redemption. For example, certain tranches of CLO debt may be redeemed if the CLO manager is unable to identify assets suitable for investment during the period when it has the ability to reinvest the principal proceeds from the sale of assets, scheduled redemptions and prepayments in additional assets (the “Reinvestment Period”). Additionally, holders of subordinated CLO debt may cause the redemption of senior CLO debt. In the event of an early redemption, holders of the CLO debt being redeemed will be repaid earlier than the stated maturity of the debt. The timing of redemptions may adversely affect the returns on CLO debt.

○	Reinvestment Risk. The CLO manager may not find suitable assets in which to invest during the Reinvestment Period or to replace assets that the manager has determined are no longer suitable for investment (for example, if a security has been downgraded by a rating agency). Additionally, the Reinvestment Period is a pre-determined finite period of time; however, there is a risk that the Reinvestment Period may terminate early if, for example, the CLO defaults on payments on the securities which it issues or if the CLO manager determines that it can no longer reinvest in underlying assets. Early termination of the Reinvestment Period could adversely affect a CLO investment.

●	Credit Risk. The risk that the Fund could lose money if the issuer or guarantor of a fixed income security is unwilling or unable to make timely payments to meet its contractual obligations on investments held by the Fund. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

●	Currency Risk. The risk that foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar and adversely affect the value of the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies.

●	Cybersecurity Risk. There is risk to the Fund of an unauthorized breach and access to fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the investment adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries (“Service Providers”) to suffer data breaches, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its Service Providers may adversely impact the Fund or its shareholders.

●	Emerging Markets Risk. Investing in emerging markets involves not only the risks described herein with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability than those of developed countries. The typically small size of the markets may also result in a lack of liquidity and in price volatility of these securities. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative and share the risks of foreign developed markets but to a greater extent. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging financial markets have far lower trading volumes and less liquidity than developed markets, which may result in increased price volatility of emerging market investments. The legal remedies for investors in emerging markets may be more limited than the remedies available in the U.S., and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited.

●	Financial Services Sector Risk. There are risks associated with the financial services sector. The financial services sector includes companies engaged in banking, commercial and consumer finance, investment banking, brokerage, asset management, custody or insurance. To the extent that the Fund’s (or an Underlying Fund’s) investments include companies that operate in the financial services sector, the investments would be sensitive to changes in, and the Fund’s performance may depend on, the overall condition of the financial services sector. Companies in the financial services sector are subject to extensive government regulation that can affect the scope of their activities, the prices they can charge or the amount of capital they must maintain. The profitability of companies in the financial services sector may be adversely affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and the impact of more stringent capital requirements. The profitability of companies in the financial services sector may also be adversely affected by loan losses, which usually increase in economic downturns. The Fund may be adversely affected by events or developments negatively impacting the financial services sector.

●	Foreign (Non-U.S.) Investment Risk. Foreign (non-U.S.) securities present greater investment risks than investing in the securities of U.S. issuers and may experience more rapid and extreme changes in value than the securities of U.S. companies, due to less information about foreign (non-U.S.) companies in the form of reports and ratings than about U.S. issuers; different accounting, auditing and financial reporting requirements; smaller markets; nationalization; expropriation or confiscatory taxation; currency blockage; or political changes or diplomatic developments. Foreign (non-U.S.) securities may decline in value due to conditions specific to an individual country, including unfavorable economic conditions relative to the United States. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.

●	Gap Risk. The Fund is subject to the risk that the value of a Fund’s investment will change dramatically from one level to another with no trading in between and/or before the Fund can exit from the investment. Usually such movements occur when there are adverse news announcements, which can cause a stock price or derivative value to drop substantially from the previous day’s closing price. Trading halts may lead to gap risk.

●	Industry Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investment more than the market as a whole, to the extent that the Fund’s investments are concentrated in securities of a particular industry, group of industries or sector.

●	Investment Companies Risk. When the Fund invests in other investment companies, including closed-end funds and ETFs, it will bear additional expenses based on its pro rata share of the other investment company’s operating expenses, including management fees of unaffiliated funds in addition to those paid by the Fund. The risk of owning an investment company generally reflects the risks of owning the underlying investments held by the investment company. The Fund also may incur brokerage costs when it purchases and sells shares of investment companies. An exchange-traded closed-end fund’s or ETF’s shares could trade at a significant premium or discount to its NAV.

●	Portfolio Turnover Risk. The Fund may experience high portfolio turnover, including investments made on a shorter-term basis, which may lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover may also result in higher short-term capital gains taxable to shareholders.

●	Preferred Stock Risk. The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments. Preferred stock prices tend to move more slowly upwards than common stock prices. Convertible preferred stock tends to be more volatile than non-convertible preferred stock, because its value is related to the price of the issuer’s common stock as well as the dividends payable on the preferred stock. The value of preferred stocks will usually react more strongly than bonds and other debt securities to actual or perceived changes in issuer’s financial condition or prospects and may be less liquid than common stocks.

●	Quantitative Investing Risk. The Adviser may use proprietary computer trading modeling systems to implement its investment strategies for the Fund. Investments selected using these models may perform differently than the market as a whole or from their expected performance as a result of the factors used in the models, the weight placed on each factor, changes from the factors’ historical trends and technical issues in the construction and implementation of the models. There is no assurance that the models are complete or accurate, or representative of future market cycles, nor will they necessarily be beneficial to the Fund if they are accurate. These systems may negatively affect Fund performance for various reasons, including human judgment, inaccuracy of historical data and non-quantitative factors (such as market or trading system dysfunctions, investor fear or over-reaction).

●	Treasury Inflation Protected Securities Risk. The value of inflation protected securities issued by the U.S. Treasury (“TIPS”) generally fluctuates in response to inflationary concerns. As inflationary expectations increase, TIPS will become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, TIPS will become less attractive and less valuable.

●	Underlying Fund Risk. The risk that the Fund’s investment performance and its ability to achieve its investment objective are directly related to the performance of the Underlying Funds in which it invests. There can be no assurance that the Underlying Funds will achieve their respective investment objectives. The Fund is subject to the risks of the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. Additionally, the Fund will be indirectly exposed to the risks of the portfolio assets held by an Underlying Fund in which the Fund invests, including, but not limited to, those of equity options, derivatives, currencies, index, leverage, and replication management.

●	U.S. Government Securities Risk. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

●	Volatility Risk. The Fund’s investments may appreciate or decrease significantly in value over short periods of time. The value of an investment in the Fund’s portfolio may fluctuate due to events or factors that affect industries, sectors or markets generally or that affect a particular investment, industry or sector. The value of an investment in the Fund’s portfolio may also be more volatile than the market as a whole. This volatility may affect the Fund’s NAV per share, including by causing it to experience significant increases or declines in value over short periods of time. Events or financial circumstances affecting individual investments, industries or sectors may increase the volatility of the Fund.

Performance:

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class I shares for each calendar year since the Fund’s inception. Returns for Investor Class shares and Class A shares, which are not presented in the bar chart, will vary from the returns of Class I shares. Investor Class shares and Class A shares are invested in the same portfolio of securities as the Class I shares and the annual returns differ only to the extent that the Classes do not have the same expenses. Sales loads or account fees are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. The performance table compares the performance of the Fund’s shares over time to the performance of a broad-based market index, as well as against a performance index which the Adviser believes better represents the Fund’s investment strategy. After-tax returns for Investor Class shares and Class A shares, which are not presented in the performance table, will vary from the returns of Class I shares. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information will be available at no cost by visiting www.holbrookholdings.com or by calling 1-877-345-8646.

Best Quarter	Second Quarter 2020	13.41%
Worst Quarter	First Quarter 2020	-16.01%

The year-to-date return as of the most recent calendar quarter, which ended June 30, 2026, was 2.74%.

Performance Table

Average Annual Total Returns

(For the year ended December 31, 2025)

Class I Shares	One Year	Five Years	Since Inception(1)
Return before taxes	7.63%	5.19%	5.09%
Return after taxes on Distributions	4.85%	2.58%	2.99%
Return after taxes on Distributions and Sale of Fund Shares	4.47%	2.83%	3.05%
Investor Class Shares
Return before taxes	7.19%	4.69%	4.58%
Class A Shares
Return before taxes	6.04%	N/A	3.83%
Bloomberg U.S. Aggregate Bond Index(2) (reflects no deduction for fees, expenses or taxes)	7.30%	-0.36%	1.50%(4)
Bank of America/Merrill Lynch 1-3 Year U.S. Corporate & Government Bond Index(3) (reflects no deduction for fees, expenses or taxes)	5.34%	2.00%	2.05%(5)

(1)	Inception date is July 6, 2016, for Class I and Investor Class shares. Inception date is July 23, 2021, for Class A shares.

(2)	The Bloomberg US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency). Investors cannot invest directly in an index or benchmark. Index returns are gross of any fees, brokerage commissions or other expenses of investing

(3)	The Bank of America /Merrill Lynch 1-3 Year U.S. Corporate & Government Bond Index is a subset of the Bank of America Merrill Lynch U.S. Government/Corporate Index and tracks the performance of investment-grade debt securities with a remaining term to final maturity of less than 3 years. Investors cannot invest directly in an index or benchmark. Index returns are gross of any fees, brokerage commissions or other expenses of investing.

(4)	Performance since July 23, 2021, (the inception date of the Class A shares) is -0.24%.

(5)	Performance since July 23, 2021, (the inception date of the Class A shares) is 2.22%.

After-tax returns for Class I shares are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown above, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser: Holbrook Holdings Inc. (“Holbrook” or the “Adviser”) serves as investment adviser to the Fund.

Portfolio Manager: The Fund is managed by Scott Carmack, Portfolio Manager and Chief Executive Officer of the Adviser and Ethan Lai, Portfolio Manager. Mr. Carmack has managed the Fund since its inception in 2016. Mr. Lai has managed the Fund since 2023.

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request, by telephone at 1-877-345-8646, or through your broker. Redemptions will be paid by automated clearing house funds (“ACH”), check or wire transfer. The Fund or its Adviser may waive any of the minimum initial and subsequent investment amounts.

	Minimum Investment
Class	Initial	Subsequent
I	$100,000	$500
Investor	$2,500	$100
Class A Shares	$2,500	$100

Tax Information: Dividends (including qualified dividend income) and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are generally taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Adviser, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

HOLBROOK Total Return FUND

Investment Objective:

The Holbrook Total Return Fund (the “Fund”) seeks to provide current income and the opportunity for capital appreciation to produce a total return. There is no guarantee that the Fund will meet its investment objective.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. More information about these and other discounts is available from your financial intermediary and in the section entitled How to Purchase Shares on page 47 of the Fund’s Prospectus and in the Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	2.25%	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	None	None
Maximum Sales Charge (Load) Imposed On Reinvested Dividends and other Distributions	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	6.35%	1.65%
Total Annual Fund Operating Expenses	7.25%	2.30%
Expense Waiver(1)	(5.85)%	(1.15)%
Total Annual Fund Operating Expenses After Expense Waiver	1.40%	1.15%

(1)	The Fund’s adviser, Holbrook Holdings Inc., has contractually agreed to reduce the Fund’s fees and/or absorb expenses of the Fund through at least September 1, 2027, to ensure that total annual Fund operating expenses after fee waiver and reimbursement (exclusive of any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation) will not exceed 1.40% and 1.15% of average daily net assets attributable to Class A and Class I shares, respectively. This agreement may be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the adviser. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved without exceeding the foregoing expense limits as well as any expense limitation in effect at the time the reimbursement is made.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$364	$1,800	$3,172	$6,340
Class I	$117	$608	$1,125	$2,547

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended April 30, 2026, the Fund’s portfolio turnover rate was 20%.

Principal Investment Strategies:

The Fund seeks to achieve its investment objective by under normal circumstances, investing at least 80% of its net assets (including the amount of any borrowings for investment purposes) in fixed income investments, including bonds, notes and other debt instruments, and derivatives relating to such investments. The Fund may invest in debt instruments issued by U.S. and non-U.S. governments, their agencies, authorities or instrumentalities, U.S. and non-U.S. corporate or other non-governmental entities, as well as in mortgage and other asset-backed securities. Specific types of investments may include corporate bonds and other corporate debt securities, securities issued by the U.S. government or its agencies and instrumentalities (including those not backed by the full faith and credit of the U.S. government), sovereign debt securities, Eurodollar bonds and obligations, agency and non-agency residential and commercial mortgage-backed securities, mortgage-related securities, other asset-backed securities (including those backed by credit card receivables, student loans, automobile loans and residential and commercial real estate), loans, participations in and assignments of bank and bridge loans, zero-coupon bonds, municipal bonds, payment-in-kind securities (such as payment-in-kind bonds), convertible fixed-income securities, non-registered or restricted securities (including those issued in reliance on Rule 144A and Regulation S securities)certain preferred securities and step-up securities (such as step-up bonds). The Fund may invest in securities that pay fixed or floating (or variable) rates of interest, including adjustable rate securities. The Fund’s investments in derivatives will be counted toward the Fund’s 80% policy to the extent that they provide investment exposure to the securities included within that policy or to one or more market risk factors associated with such securities.

Holbrook Holdings, Inc. (the “Adviser”) monitors the duration of the Fund’s portfolio securities to seek to assess and, in its discretion, adjust the Fund’s exposure to interest rate risk. The Adviser may seek to manage the dollar-weighted average effective duration of the Fund’s portfolio through the use of derivative instruments and other investments (including, among others, inverse floaters, futures contracts, U.S. Treasury swaps, interest rate swaps, total return swaps and options, including options on swap agreements). The Fund incurs costs in implementing duration management strategies, and there can be no assurance that the Fund will engage in duration management strategies or that any duration management strategy employed by the Fund will be successful. In managing the Fund’s investments, under normal market conditions, the portfolio managers intend to seek to construct an investment portfolio with a dollar-weighted average effective duration of no less than one year and no more than eight years. Duration is a measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. Effective duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on bond and mortgage prepayment rates as determined by the Adviser. The effective duration of the Fund’s investment portfolio may vary materially from its target range, from time to time, and there is no assurance that the effective duration of the Fund’s investment portfolio will always be within its target range.

The Fund may invest a substantial portion of its portfolio in mortgage related securities of any maturity or type including (i) “agency” residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) created by one of three quasi- governmental agencies (Government National Mortgage Association (“Ginnie Mae”), Federal National Mortgage (“Fannie Mae”), and Federal Home Loan Mortgage Corp. (“Freddie Mac”)), including those guaranteed by, or secured by collateral that is guaranteed by, the United States Government, its agencies, instrumentalities or sponsored corporations; and (ii) “non-agency” RMBS and CMBS issued by private financial institutions and entities, which do not benefit from U.S. Government backing. Mortgage-related and mortgage-backed securities may be structured as collateralized mortgage obligations (“CMOs”) (agency and non-agency), stripped mortgage-backed securities, inverse floaters, commercial and government mortgage-backed securities, multiclass and private mortgage pass-through securities. These securities may be structured such that payments consist of interest-only (IO), principal-only (PO) or principal and interest. The Fund may also invest in collateralized debt obligations (“CDOs”) (which include collateralized bond obligations, collateralized loan obligations (“CLOs”) and other similarly structured instruments), preferred stock and convertible securities. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Such securities may include mortgage-backed securities acquired or sold in the “to be announced” (TBA) market and those in a dollar roll transaction.

RMBS and CMBS are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. Non-agency RMBS and CMBS generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default. The Fund may invest a substantial portion of its portfolio in RMBS and CMBS and U.S. Treasury obligations rated at the time of investment Aa3 or higher by Moody’s Investors Service, Inc. (“Moody’s”) or AA- or higher by S&P Global Ratings (“S&P”) or the equivalent by any other nationally recognized statistical rating organization or unrated securities that are determined by the Adviser to be of comparable quality. The Fund may also invest in RMBS in the prime, subprime and “Alt-A” first lien mortgage sectors, and traditional and interest-only CMBS. Subprime mortgage loans are made to borrowers who display poor credit histories and other characteristics that correlate with a higher default risk. The risk profile of Alt-A mortgages falls between prime and subprime. The Fund’s investments in mortgage-related securities may include instruments, the underlying assets of which allow for balloon payments (where a substantial portion of a mortgage loan balance is paid at maturity, which can shorten the average life of the mortgage-backed instrument) or negative amortization payments (where as a result of a payment cap, payments on a mortgage loan are less than the amount of principal and interest owed, with excess amounts added to the outstanding principal balance, which can extend the average life of the mortgage-backed instrument).

The Fund may invest up to 33 1/3% of its net assets in high-yield securities (commonly referred to as “below investment grade” or “junk” bonds), including loans that are rated below investment-grade (commonly referred to as “leveraged loans”). High-yield securities are debt instruments that are rated BB/Ba or lower by an independent rating agency, or are unrated but determined by the Adviser to be of comparable quality. The Adviser does not consider the term high-yield securities to include any mortgage-backed securities or any other asset-backed securities, regardless of their credit rating or credit quality, and accordingly may invest without limit in such investments.

The Fund may invest in privately placed and other securities or instruments that are purchased and sold pursuant to Rule 144A or other exemptions under the Securities Act of 1933, as amended, subject to certain regulatory restrictions.

The Fund ordinarily acquires and holds securities for investment rather than for realization of gains by short-term trading on market fluctuations. The Adviser uses macro-economic projections, fundamental company and industry analysis to strategically position the Fund, making tactical adjustments as investing conditions change. When selecting underlying securities, the Adviser considers a number of factors, including fundamental and technical analysis to assess the relative risk and reward potential. The Fund will sell a portfolio holding when the security no longer meets its investment criteria or when a more attractive investment is available.

In addition to being used in connection with duration management, the Fund may enter into derivatives transactions and other instruments of any kind for hedging purposes, to gain, or reduce, long or short exposure to one or more asset classes or issuers, speculation, to pursue the Fund’s investment objective, or as substitutes for securities in which the Fund can invest. The Fund may use derivatives transactions with the purpose or effect of creating investment leverage. For example, the Fund may use futures contracts and options on futures contracts, in order to gain efficient long or short investment exposures as an alternative to cash investments or to hedge against portfolio exposures; interest rate swaps, to gain indirect long or short exposures to interest rates, issuers, or currencies, or to hedge against portfolio exposures; and total return swaps and credit derivatives (such as credit default swaps), put and call options, and exchange-traded and structured notes, to take indirect long or short positions on indexes, securities, currencies, or other indicators of value. The Fund may also engage in short sales or take short positions, either to adjust its duration or for other investment purposes.

The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

The Fund may, when market signals warrant, go defensive, investing all or a substantial portion of Fund assets in cash and/or cash equivalents (including, without limitation, through investments in money market funds).

Principal Investment Risks:

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. An investment in the Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund is not intended to be a complete investment program but rather one component of a diversified investment portfolio. Many factors affect the Fund’s net asset value and performance. Each risk summarized below is a principal risk of investing in the Fund and different risks may be more significant at different times depending upon market conditions or other factors.

As with any fund, there is no guarantee that the Fund will achieve its goal.

●	Market Risk. Overall market risk may affect the value of individual instruments in which the Fund invests. The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Factors such as domestic and foreign (non-U.S.) economic growth and market conditions, real or perceived adverse economic or political conditions, military conflict, war, acts of terrorism, social unrest, natural disasters, recessions, inflation, changes in interest or currency rate levels, adverse changes to credit markets, supply chain disruptions, sanctions, tariffs and other trade restrictions, the spread of infectious illness or other public health threats, lack of liquidity in the bond or other markets, volatility in the securities markets or adverse investor sentiment and political events affect the securities markets. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future. Securities markets also may experience long periods of decline in value. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy, and the Fund’s investments may be affected, which may reduce the Fund’s performance. Further, inflation may lead to a rise in interest rates, which may negatively affect the value of debt instruments held by the Fund, resulting in a negative impact on the Fund’s performance. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Local, state, regional, national or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and could result in decreases to the Fund’s net asset value. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events and governments’ reactions to such events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on the Fund and its investments. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect Fund performance. A health crisis may exacerbate other pre-existing political, social and economic risks. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

●	Market Events Risk. There has been increased volatility, depressed valuations, decreased liquidity and heightened uncertainty in the financial markets during the past several years, including what was experienced in 2020. In recent years, the U.S. renegotiated many of its global trade relationships and imposed or threatened to impose significant import tariffs. The imposition by the U.S. of import tariffs on goods from foreign countries and reciprocal tariffs levied on U.S. goods may lead to price volatility and instability in U.S. and global investment markets. Among other effects, tariffs may increase the cost of production for certain goods or reduce demand for products, which could affect the performance of the Fund’s investments. It is not known whether, or to what extent, any tariff or other trade protections may affect the Fund or its investments. These actions could lead to price volatility and overall declines in U.S. and global investment markets. These conditions are an inevitable part of investing in capital markets and may continue, recur, worsen or spread. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. When the U.S. government and the Federal Reserve reduce market support activities, including by increasing interest rates, such reductions could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests. Policy and legislative changes in the United States and in other countries may also continue to contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

●	Management Risk. The risk that investment strategies employed by the Fund’s adviser in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other similar investment vehicles having similar investment strategies. Management risk includes the risk that the quantitative model used by the Adviser may not perform as expected, particularly in volatile markets.

●	Structured Products Risk. The Fund may invest in structured products, including CLOs, CDOs, CMOs, and other asset-backed securities and debt securitizations. Some structured products have credit ratings, but are typically issued in various classes with various priorities. Normally, structured products are privately offered and sold (that is, they are not registered under the securities laws) and may be characterized by the Fund as illiquid securities; however, an active dealer market may exist for structured products that qualify for Rule 144A transactions. The senior and junior tranches of structured products may have floating or variable interest rates based on SOFR or another alternative reference rate and are subject to the risks associated with securities tied to a variable interest rate. The Fund may also invest in the equity tranches of a Structured Product, which typically represent the first loss position in the Structured Product, are unrated and are subject to higher risks. Equity tranches of Structured Products typically do not have a fixed coupon and payments on equity tranches will be based on the income received from the underlying collateral and the payments made to the senior tranches, both of which may be based on floating rates based on a variable reference rate.

●	Valuation Risk. The sale price that the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets, or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

●	High Yield Securities (“Junk Bonds”) Risk. Investment in or exposure to high yield (lower rated or below investment grade) debt instruments (also known as “junk bonds”) may involve greater levels of interest rate, credit, liquidity and valuation risk than for higher rated instruments. High yield debt instruments are considered predominantly speculative and are higher risk than investment grade instruments with respect to the issuer’s continuing ability to make principal and interest payments and, therefore, such instruments generally involve greater risk of default or price changes than higher rated debt instruments. An economic downturn or period of rising interest rates could adversely affect the value of these securities and market for these securities and reduce market liquidity (liquidity risk).

●	Fixed Income Securities Risk. Fixed income securities are subject to interest rate risk, issuer risk, call risk, prepayment and extension risk, credit risk, duration, and liquidity risk. In addition, current market conditions may pose heightened risks for fixed income securities. When the Fund invests in fixed income securities or derivatives, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities or derivatives owned by the Fund. In general, the market price of fixed income securities with longer maturities or durations will increase or decrease more in response to changes in interest rates than shorter-term securities. Risks associated with rising interest rates are heightened given that interest rates in the U.S. currently remain near historic lows. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments. The fixed income securities market can be susceptible to increases in volatility and decreases in liquidity. New regulations applicable to and changing business practices of financial intermediaries that make markets in fixed income securities have resulted in less market making activity for certain fixed income securities, which has reduced the liquidity and may increase the volatility for such fixed income securities. Liquidity may decline unpredictably in response to overall economic conditions or credit tightening. For example, a general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions for the Fund. Duration risk arises when holding long duration and long maturity investments, which will magnify certain risks, including interest rate risk and credit risk. Effective duration estimates price changes for relatively small changes in rates. If rates rise significantly, effective duration may tend to understate the drop in a security’s price. If rates drop significantly, effective duration may tend to overstate the rise in a security’s price.

●	Collateralized Loan Obligations Risk. CLOs can be difficult to value, may at times be illiquid, may be highly leveraged (which could make them highly volatile), and may produce unexpected investment results due to their complex structure. In addition, may CLOs involve many of the same risks of investing in debt securities and asset-backed securities including, but not limited to, interest rate risk, credit risk, liquidity risk, and valuation risk. The Fund is subject to the following risks as a result of its investments in CLOs:

○	Asset Manager Risk. The CLO’s performance is linked to the expertise of the CLO manager and its ability to manage the CLO portfolio. The experience of a CLO manager plays an important role in the rating and risk assessment of CLO debt securities. One of the primary risks to investors of a CLO is the potential change in CLO manager, over which the Fund will have no control.

○	Legal and Regulatory Risk. The Fund may be adversely affected by new (or revised) laws or regulations that may be imposed by government regulators or self-regulatory organizations that supervise the financial markets. These agencies are empowered to promulgate a variety of rules pursuant to financial reform legislation in the United States. The Fund may also be adversely affected by changes in the enforcement or interpretation of existing statutes and rules. Changes in the regulation of CLOs may adversely affect the value of the investments held by the Fund and the ability of the Fund to execute its investment strategy.

○	Limited Recourse Risk. CLO debt securities are limited recourse obligations of their issuers. CLO debt is payable solely from the proceeds of its underlying assets. Consequently, CLO investors must rely solely on distributions from the underlying assets for payments on the CLO debt they hold. No party or entity other than the issuer will be obligated to make payments on CLO debt. CLO debt is not guaranteed by the issuer or any other party or entity involved in the organization and management of a CLO. If income from the underlying loans is insufficient to make payments on the CLO debt, no other assets will be available for payment.

○	Redemption Risk. CLO debt securities may be subject to redemption. For example, certain tranches of CLO debt may be redeemed if the CLO manager is unable to identify assets suitable for investment during the period when it has the ability to reinvest the principal proceeds from the sale of assets, scheduled redemptions and prepayments in additional assets (the “Reinvestment Period”). Additionally, holders of subordinated CLO debt may cause the redemption of senior CLO debt. In the event of an early redemption, holders of the CLO debt being redeemed will be repaid earlier than the stated maturity of the debt. The timing of redemptions may adversely affect the returns on CLO debt.

○	Reinvestment Risk. The CLO manager may not find suitable assets in which to invest during the Reinvestment Period or to replace assets that the manager has determined are no longer suitable for investment (for example, if a security has been downgraded by a rating agency). Additionally, the reinvestment period is a pre-determined finite period of time; however, there is a risk that the reinvestment period may terminate early if, for example, the CLO defaults on payments on the securities which it issues or if the CLO manager determines that it can no longer reinvest in underlying assets. Early termination of the Reinvestment Period could adversely affect a CLO investment.

●	Credit Risk. The risk that the Fund could lose money if the issuer or guarantor of a fixed income security is unwilling or unable to make timely payments to meet its contractual obligations on investments held by the Fund. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

●	Interest Rate Risk. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged. Interest rates in the United States are currently at historically low levels. Certain countries have experienced negative interest rates on certain fixed-income instruments. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates and/or volatility.

●	Prepayment Risk. When interest rates decline, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

●	Extension Risk. An issuer could exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and the Fund will also suffer from the inability to reinvest in higher yielding securities.

●	Yield Curve Risk. This is the risk that there is an adverse shift in market interest rates of fixed income investments. The risk is associated with either flattening or steepening of the yield curve, which is a result of changing yields among comparable bonds with different maturities. If the yield curve flattens, then the yield spread between long-and short-term interest rates narrows and the price of a bond will change. If the curve steepens, then the spread between the long- and short-term interest rates increases which means long-term bond prices decrease relative to short-term bond prices.

●	Concentration in Certain Mortgage-Backed Securities Risk. The risks of concentrating in residential mortgage-backed securities (agency and non-agency) and commercial mortgage-backed securities include susceptibility to changes in interest rates and the risks associated with the market’s perception of issuers, the creditworthiness of the parties involved and investing in real estate securities.

●	Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed and other asset-backed securities are subject to the risks of traditional fixed-income instruments, however they are also subject to other risks, including prepayment and extension risk (meaning that if interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund’s investments, and if interest rates rise, there may be fewer prepayments, which could cause the average bond maturity to rise, increasing the potential for the Fund to lose money), interest rate risk, market risk and management risk. Mortgage-backed securities include caps and floors, inverse floaters, mortgage dollar rolls, private mortgage pass-through securities, resets and stripped mortgage securities. A systemic and persistent increase in interest rate volatility may also negatively impact a number of the Fund’s mortgage-backed and asset-backed securities holdings. In addition, mortgage-backed securities comprised of subprime mortgages and investments in other asset-backed securities collateralized by subprime loans may be subject to a higher degree of credit risk and valuation risk. Additionally, such securities may be subject to a higher degree of liquidity risk, because the liquidity of such investments may vary dramatically over time.

Certain mortgage-backed securities may be secured by pools of mortgages on single-family, multi-family properties, as well as commercial properties. Similarly, asset-backed securities may be secured by pools of loans, such as corporate loans, student loans, automobile loans and credit card receivables. The credit risk on such securities is affected by homeowners or borrowers defaulting on their loans. The values of assets underlying mortgage-backed and asset-backed securities, may decline and therefore may not be adequate to cover underlying investors. Some mortgage-backed and asset-backed securities have experienced extraordinary weakness and volatility in recent years. Possible legislation in the area of residential mortgages, credit cards, corporate loans and other loans that may collateralize the securities in which the Fund may invest could negatively impact the value of the Fund’s investments. To the extent the Fund focuses its investments in particular types of mortgage-backed or asset-backed securities, the Fund may be more susceptible to risk factors affecting such types of securities.

●	Unrated Securities Risk. Unrated securities may be less liquid than comparable rated securities and involve the risk that the Adviser may not accurately evaluate the security’s comparative credit rating.

●	Loan Risk. The Fund may invest in loans that are rated below investment grade (commonly referred to as “leveraged loans”) or the unrated equivalent. Like other high yield corporate debt instruments, such loans are subject to increased risk of default in the payment of principal and interest as well as other risks described under “Interest Rate Risk,” “Credit Risk,” and “High Yield Risk”. If the Fund invests in leveraged loans, it may take the Fund longer than seven days to settle the leveraged loan transaction.

●	Residential Loans and Mortgages Risk. In addition to interest rate, default and other risks of fixed income securities, investments in whole loans and debt instruments backed by residential loans or mortgages, (or pools of loans or mortgages) carry additional risks, including the possibility that the quality of the collateral may decline in value and the potential for the liquidity of residential loans and mortgages to vary over time. These risks are greater for subprime residential and mortgage loans. Because they do not trade in a liquid market, residential loans typically can only be sold to a limited universe of institutional investors and may be difficult for the Fund to value. In addition, in the event that a loan is foreclosed on, the Fund could become the owner (in whole or in part) of any collateral, which may include, among other things, real estate or other real or personal property, and the Fund would bear the costs and liabilities of owning, holding or disposing of such property.

●	Floating or Variable Rate Securities Risk. Floating or variable rate securities pay interest at rates that adjust in response to changes in a specified interest rate or reset at predetermined dates (such as the end of a calendar quarter). Securities with floating or variable interest rates are generally less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their interest rates do not rise as much, or as quickly, as comparable market interest rates. Although floating or variable rate securities are generally less sensitive to interest rate risk than fixed rate securities, they are subject to credit, liquidity and default risk and may be subject to legal or contractual restrictions on resale, which could impair their value.

●	Inverse Floater Risk. Inverse floaters and inverse interest only securities (“IOs”) are debt securities structured with interest rates that reset in the opposite direction from the market rate to which the security is indexed. They are more volatile and more sensitive to interest rate changes than other types of debt securities. If interest rates move in a manner not anticipated by the Adviser, the Fund could lose all or substantially all of its investment in inverse IOs

●	Sector Risk. The risk that if the Fund invests a significant portion of its total assets in certain issuers within the same economic sector, an adverse economic, business or political development or natural or other event, including war, terrorism, natural and environmental disasters, epidemics, pandemics and other public health crises, affecting that sector may affect the value of the Fund’s investments more than if the Fund’s investments were not so focused. While the Fund may not concentrate in any one industry, the Fund may invest without limitation in a particular sector. Also, a significant dislocation in one or more industries (e.g, energy, commodities, etc.) could put pressure on bonds issued by those sectors.

●	Rating Agencies Risk. Ratings are not an absolute standard of quality, but rather general indicators that reflect only the view of the originating rating agencies from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely. Such changes may negatively affect the liquidity or market price of the securities in which the Fund invests. The ratings of securitized assets may not adequately reflect the credit risk of those assets due to their structure.

●	Illiquid Investments Risk. The Fund may, at times, hold illiquid investments, by virtue of the absence of a readily available market for certain of its investments, or because of legal or contractual restrictions on sales. The Fund could lose money if it is unable to dispose of an investment at a time or price that is most beneficial to the Fund. The Fund may invest in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Certain securities that are liquid when purchased may later become illiquid or less liquid, particularly in times of overall market developments, economic distress or adverse investor perception.

●	Currency Risk. The risk that foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar and adversely affect the value of the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

●	Cybersecurity Risk. There is risk to the Fund of an unauthorized breach and access to fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the investment adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact the Fund or its shareholders.

●	Emerging Markets Risk. Investing in emerging markets involves not only the risks described herein with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability than those of developed countries. The typically small size of the markets may also result in a lack of liquidity and in price volatility of these securities. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative and share the risks of foreign developed markets but to a greater extent. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging financial markets have far lower trading volumes and less liquidity than developed markets, which may result in increased price volatility of emerging market investments. The legal remedies for investors in emerging markets may be more limited than the remedies available in the U.S., and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited.

●	Foreign (Non-U.S.) Investment Risk. Foreign (non-U.S.) securities present greater investment risks than investing in the securities of U.S. issuers and may experience more rapid and extreme changes in value than the securities of U.S. companies, due to less information about foreign (non-U.S.) companies in the form of reports and ratings than about U.S. issuers; different accounting, auditing and financial reporting requirements; smaller markets; nationalization; expropriation or confiscatory taxation; currency blockage; or political changes or diplomatic developments. Foreign (non-U.S.) securities may decline in value due to conditions specific to an individual country, including unfavorable economic conditions relative to the United States. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.

●	Gap Risk. The Fund is subject to the risk that stock price or derivative value will change dramatically from one level to another with no trading in between and/or before the Fund can exit from the investment. Usually such movements occur when there are adverse news announcements, which can cause a stock price or derivative value to drop substantially from the previous day’s closing price. Trading halts may lead to gap risk.

●	Industry Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investment more than the market as a whole, to the extent that the Fund’s investments are concentrated in securities of a particular industry, group of industries or sector.

●	Liquidity Risk. The Fund may, at times, hold investments that are illiquid or become illiquid. Illiquidity can be caused by a variety of factors, including economic conditions, market events, events relating to the issuer of the securities, the absence of a readily available market for certain investments, a drop in overall market trading volume, an inability to find a ready buyer, or legal or contractual restrictions on the securities’ resale. The Fund could lose money if it is unable to dispose of an investment at a time or price that is most beneficial to the Fund. The Fund may invest in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Trading opportunities are more limited for fixed-income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held. These features make it more difficult to sell or buy a security at a favorable time or price. When there is no willing buyer and/or investments can not be readily sold at the desired time or price, in order to raise cash (to pay redemption proceeds or satisfy other obligations or for other reasons), the Fund may have to accept a lower price to sell a security or may not be able to sell the security at all, and the Fund may have to sell other securities at unfavorable times or prices or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. There is a risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. Infrequent trading of securities may also lead to an increase in their price volatility. In addition, it may be more difficult for the Fund to value its investments in illiquid securities than more liquid securities. Certain securities that are liquid when purchased may later become illiquid or less liquid, particularly in times of overall market developments, economic distress or adverse investor perceptions. Liquidity risk may be magnified in a rising interest rate environment or other circumstances where investor redemptions from mutual funds may be higher than normal, causing increased supply in the market due to selling activity. All of these risks may increase during periods of market turmoil, such as that experienced in 2020 with COVID-19 and could have a negative effect on the Fund’s performance. The Fund is also exposed to liquidity risk through its investment in underlying funds that hold illiquid securities.

●	Derivatives Risk. The Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments, and certain derivatives may create a risk of loss greater than the amount invested. Investing for hedging purposes or to increase the Fund’s return may result in certain additional transaction costs that may reduce the Fund’s performance. When used for hedging purposes, no assurance can be given that each derivative position will achieve a perfect correlation with the investment against which it is being hedged. Each type of derivative instrument may have its own special risks, including the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates, and indices. The value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indices they are designed to closely track. Derivatives are subject to a number of other risks, including liquidity risk, leverage risk, interest rate risk, and counterparty risk. In addition, because derivative products are highly specialized, investment techniques and risk analyses employed with respect to investments in derivatives are different from those associated with stocks and bonds. Also, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Some strategies involving derivative instruments can reduce the risk of loss, but they can also reduce the opportunity for gain or result in losses by offsetting favorable price movements in other investments held by the Fund. Finally, certain derivatives require the Fund to pledge cash or liquid securities as margin or collateral, a form of security deposit intended to protect against nonperformance of the derivative contract. The Fund may have to post additional margin or collateral if the value of the derivative position changes in a manner adverse to the Fund. Changes in the market value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.

●	Forward Commitments on MBS (including Dollar Rolls) Risk. When purchasing MBS in the “to be announced” (TBA) market (MBS TBAs), the seller agrees to deliver MBS for an agreed upon price on an agreed upon date, but may make no guarantee as to the specific securities to be delivered. In lieu of taking delivery of mortgage-backed securities, the Fund could enter into dollar rolls, which are transactions in which the Fund sells securities to a counterparty and simultaneously agrees to purchase those or similar securities in the future at a predetermined price. MBS TBAs and dollar rolls are subject to the risk that the counterparty to the transaction may not perform or be unable to perform in accordance with the terms of the instrument. Dollar rolls involve additional risks, including the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price.

●	Mezzanine Securities Risk. Mezzanine securities carry the risk that the issuer will not be able to meet its obligations and that the equity securities purchased with the mezzanine investments may lose value.

●	New Fund Risk. The Fund is recently formed. Investors bear the risk that the Fund may not grow to or maintain economically viable size, may not be successful in implementing its investment strategy, and may not employ a successful investment strategy, any of which could result in the Fund being liquidated at any time without shareholder approval and/or at a time that may not be favorable for certain shareholders. Such a liquidation could have negative tax consequences for shareholders.

●	Portfolio Turnover Risk. The Fund may experience high portfolio turnover, including investments made on a shorter-term basis, which may lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover may also result in higher short-term capital gains taxable to shareholders.

●	Treasury Inflation Protected Securities Risk. The value of inflation protected securities issued by the U.S. Treasury (“TIPS”) generally fluctuates in response to inflationary concerns. As inflationary expectations increase, TIPS will become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, TIPS will become less attractive and less valuable.

●	U.S. Government Securities Risk. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

●	Volatility Risk. The Fund’s investments may appreciate or decrease significantly in value over short periods of time. The value of an investment in the Fund’s portfolio may fluctuate due to events or factors that affect industries, sectors or markets generally or that affect a particular investment, industry or sector. The value of an investment in the Fund’s portfolio may also be more volatile than the market as a whole. Volatility may affect the Fund’s net asset value per share, including by causing it to experience significant increases or declines in value over short periods of time. Events or financial circumstances affecting individual investments, industries or sectors may increase the volatility of the Fund.

Performance:

Because the Fund has less than a full calendar year of investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of this Prospectus. In addition, shareholder reports containing financial and performance information will be available to shareholders semi-annually. Updated performance information will be available at no cost by visiting www.holbrookfunds.com or by calling 1-877-345-8646.

Investment Adviser: Holbrook Holdings Inc. (“Holbrook” or the “Adviser”) serves as investment adviser to the Fund.

Portfolio Manager: The Fund is co-managed by Scott Carmack, Portfolio Manager and Chief Executive Officer of the Adviser and Ethan Lai, Portfolio Manager. Messrs. Carmack and Lai have managed the Fund since its inception in May 2025.

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request, by telephone at 1-877-345-8646, or through your broker. Redemptions will be paid by automated clearing house funds (“ACH”), check or wire transfer. The Fund or its Adviser may waive any of the minimum initial and subsequent investment amounts.

	Minimum Investment
Class	Initial	Subsequent
I	$100,000	$500
A	$2,500	$100

Tax Information: Dividends (including qualified dividend income) and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are generally taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan although you may be taxed upon a later withdrawal of monies from a tax-deferred plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Adviser, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

This section provides more detailed information about the investment objectives, principal investment strategies and certain risks of investing in each of the Holbrook Structured Income Fund, the Holbrook Income Fund, and the Holbrook Total Return Fund (each a “Fund” and together, the “Funds”), and information about additional investment strategies that a Fund may employ in pursuing its investment objective. The Funds may also make other types of investments to the extent permitted by applicable law. For further information about investment strategies, please see the Funds’ Statement of Additional Information (“SAI”). This section also provides information regarding the Funds’ disclosure of portfolio holdings. The investment objective of each Fund is non-fundamental, which means that it may be changed without shareholder approval.

Holbrook Structured Income Fund

Investment Objective: The Holbrook Structured Income Fund (the “Fund”) seeks to provide current income and the opportunity for capital appreciation to produce a total return. There is no guarantee that the Fund will meet its investment objective. The Fund’s investment objective may be changed by the Fund’s Board of Trustees upon 60 days, prior written notice to shareholders.

Principal Investment Strategies: The Fund seeks to achieve its investment objective by investing in structured income products, with a focus on securitized credit instruments. The Fund expects, under normal conditions, to be primarily invested in commercial and residential mortgage-backed securities (“RMBS” and “CMBS”), collateralized loan obligations (“CLOs”) and other asset-backed fixed income securities, including securities backed by assets such as credit card receivables, student loans, automobile loans and residential and commercial real estate. The Fund may also invest in other collateralized debt obligations and collateralized mortgage obligations. The mortgage-backed and asset-backed securities and debt securitizations in which the Fund will invest are referred to collectively in this prospectus as Structured Products. The Fund will invest, under normal circumstances, at least 80% of the value of its net assets (plus any borrowings for investment purpose) in Structured Products. The amount of the Fund’s investments in each type of Structured Products will vary, and there may be times when the Fund is not invested in one or more types of Structured Products.

The Fund may invest a substantial portion of its portfolio in mortgage related securities consisting of (i) “agency” RMBS and CMBS created by one of three quasi- governmental agencies (Government National Mortgage Association (“Ginnie Mae”), Federal National Mortgage (“Fannie Mae”), and Federal Home Loan Mortgage Corp. (“Freddie Mac”)), which directly or indirectly benefit from U.S. Government backing; and (ii) “non-agency” RMBS and CMBS issued by private financial institutions and entities, which do not benefit from U.S. Government backing. The Fund may invest in RMBS in the prime, subprime and “Alt-A” first lien mortgage sectors, and traditional and interest-only CMBS. Subprime mortgage loans are made to borrowers who display poor credit histories and other characteristics that correlate with a higher default risk. The risk profile of Alt-A mortgages falls between prime and subprime. RMBS and CMBS are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. Non-agency RMBS and CMBS generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default. The Fund’s investments in mortgage-related securities may include instruments, the underlying assets of which allow for balloon payments (where a substantial portion of a mortgage loan balance is paid at maturity, which can shorten the average life of the mortgage-backed instrument) or negative amortization payments (where as a result of a payment cap, payments on a mortgage loan are less than the amount of principal and interest owed, with excess amounts added to the outstanding principal balance, which can extend the average life of the mortgage-backed instrument).

The Fund may also invest in the equity tranches of a Structured Product, which typically represent the first loss position in the Structured Product, are unrated and are subject to higher risks. Equity tranches of Structured Products typically do not have a fixed coupon and payments on equity tranches will be based on the income received from the underlying collateral and the payments made to the senior tranches, both of which may be based on floating rates based on SOFR or another alternative reference rate.

The Fund may also invest in bonds, debentures and other fixed income securities. The Fund may invest a substantial portion of its net assets in high-yield securities (commonly referred to as “below investment grade” or “junk” bonds). High-yield securities are debt securities that are rated BB/Ba or lower by an independent rating agency, or are unrated but determined by the Adviser to be of comparable quality. The Fund may invest without limit in fixed-income securities of any credit quality, duration or maturity and across several asset classes. The Fund may invest in fixed-income securities of issuers located in the United States and non-U.S. countries, including emerging market countries.

The Fund may also invest in mortgage pass-through securities including securities eligible to be sold on the “to-be-announced” or TBA market (mortgage TBAs). The Fund may enter into dollar rolls, in which the Fund sells mortgage-backed securities including mortgage TBAs and at the same time contracts to buy back very similar securities on a future date. The Fund may also sell mortgage TBAs short.

The Fund may also invest in other debt obligations, including:

●	bonds and other debt obligations issued by domestic and foreign companies of any size (including lower-rated “high yield” or “junk” bonds)

●	convertible debt obligations

●	U.S. investment grade fixed income securities;

●	loans, including bank loans, bridge loans, mezzanine investments, novations, assignments and participations

●	obligations of governmental entities, including supranational entities, foreign governments (including developing countries) and the U.S. government (including U.S. Treasury securities, treasury receipts and obligations), and their agencies and instrumentalities and sponsored enterprises

●	structured notes

●	zero coupon bonds and “stripped” securities

●	taxable municipal obligations and participations in municipal obligations

●	fixed, floating or variable rate obligations

The Fund may also invest in fixed income securities through the purchase of affiliated and unaffiliated open-end investment companies.

The Fund ordinarily acquires and holds securities for investment rather than for realization of gains by short-term trading on market fluctuations. The Adviser uses macro-economic projections, fundamental company and industry analysis to strategically position the Fund, making tactical adjustments as investing conditions change. When selecting underlying securities, the Adviser considers a number of factors, including fundamental and technical analysis to assess the relative risk and reward potential. The Fund will sell a portfolio holding when the security no longer meets its investment criteria or when a more attractive investment is available.

The Fund may invest up to 15% of its net assets in investments that are deemed to be illiquid, which may include private placements, certain Rule 144A securities (which are subject to resale restrictions), and securities of issuers whose financial condition is uncertain, i.e., where the issuer has defaulted in the payment of interest or principal or in the performance of its covenants or agreements, or is involved in bankruptcy proceedings, reorganizations or financial restructurings.

The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

The Fund may, when market signals warrant, go defensive, investing all or a substantial portion of Fund assets in cash and/or cash equivalents.

The Fund may borrow to the maximum extent permitted by applicable law, which generally means that the Fund may borrow up to one-third of its total assets. The Fund may invest in repurchase agreements and borrow through reverse repurchase agreements.

Holbrook Income Fund

Investment Objective: The Holbrook Income Fund (the “Fund”) seeks to provide current income, with a secondary objective of capital preservation in a rising interest rate environment. There is no guarantee that the Fund will meet its investment objective. The Fund’s investment objective may be changed by the Fund’s Board of Trustees upon 60 days, prior written notice to shareholders.

Principal Investment Strategies: The Fund normally invests at least 80% of its net assets, including any borrowings for investment purposes, in a diversified portfolio of fixed income instruments. In seeking to achieve its investment objective, the Fund will allocate up to 100% of its portfolio in fixed income securities through direct investments or through the purchase of closed-end investment companies, exchange-traded funds, and open-end investment companies (together, the “Underlying Funds”) that invest primarily in income producing securities. In managing the Fund’s portfolio, the Adviser seeks to protect principal in a rising interest rate environment, although there is no guarantee that this strategy will succeed.

Using a top down asset allocation model, the Fund may invest all or a portion of its assets in fixed income securities such as corporate bonds, preferred securities, convertible securities, treasury inflation protected securities (“TIPS”) and collateralized loan obligations (“CLOs”). The Fund may also invest in senior notes issued by business development companies (also known as “baby bonds”). The Adviser may also allocate up to 50% of the Fund’s assets in the common and preferred stock of Underlying Funds. The Fund’s investments in preferred stock will be counted toward the 80% policy discussed above to the extent such investments have characteristics similar to debt securities and are considered to be corporate bonds. The Fund may invest directly or indirectly in fixed income securities of any maturity or quality, including investing up to 50% of the Fund’s assets in securities rated below investment grade (securities rated below BBB by Standard & Poor’s (“S&P”) and Baa3 by Moody’s Investor Services, Inc. (“Moody’s”) are often referred to as “high yield” or “junk bonds”). The Fund may invest without limit in U.S. and non-U.S. dollar denominated securities of U.S. and foreign issuers, including issuers located in emerging market countries. The Fund may invest in fixed income instruments with fixed or adjustable (floating) rates, including in securities or instruments that utilize SOFR or another alternative reference rate.

The Adviser uses macro-economic projections, fundamental company and industry analysis, and technical analysis of individual issuers to strategically position the Fund, making tactical adjustments as investing conditions change. The Fund seeks target allocations in multiple sectors and will typically hold approximately 70% of its assets in investment grade fixed income securities, directly or through one or more Underlying Funds that predominantly hold investment grade securities, although the amount may be higher or lower depending on market conditions. When selecting underlying securities, the Adviser considers a number of factors, including fundamental and technical analysis to assess the relative risk and reward potential. The Adviser will invest in closed-end funds to take advantage of pricing discrepancies in the closed-end fund market. The Adviser performs both a quantitative and qualitative analysis of closed-end funds prior to any closed-end fund being added to the Fund’s portfolio. This analysis and the Adviser’s proprietary computer trading programs help determine when to buy and sell the closed-end funds in the Fund’s portfolio. The Fund will sell a portfolio holding when the security no longer meets its investment criteria or when a more attractive investment is available.

The Fund may, when market signals warrant, go defensive, investing all or a substantial portion of Fund assets in cash and/or cash equivalents.

Holbrook Total Return Fund

Investment Objective: The Holbrook Total Return Fund (the “Fund”) seeks to provide current income and the opportunity for capital appreciation to produce a total return. There is no guarantee that the Fund will meet its investment objective.

Principal Investment Strategies: The Fund seeks to achieve its investment objective by under normal circumstances, investing at least 80% of its net assets (including the amount of any borrowings for investment purposes) in fixed income investments, including bonds, notes and other debt instruments, and derivatives relating to such investments. The Fund may invest in debt instruments issued by U.S. and non-U.S. governments, their agencies, authorities or instrumentalities, U.S. and non-U.S. corporate or other non-governmental entities, as well as in mortgage and other asset-backed securities. Specific types of investments may include corporate bonds and other corporate debt securities, securities issued by the U.S. government or its agencies and instrumentalities (including those not backed by the full faith and credit of the U.S. government), sovereign debt securities, Eurodollar bonds and obligations, agency and non-agency residential and commercial mortgage-backed securities, mortgage-related securities, asset-backed securities(including those backed by credit card receivables, student loans, automobile loans and residential and commercial real estate), loans, participations in and assignments of bank and bridge loans, zero-coupon bonds, municipal bonds (including taxable municipal obligations and participations in municipal obligations), payment-in-kind securities (such as payment-in-kind bonds), convertible fixed-income securities, non-registered or restricted securities (including those issued in reliance on Rule 144A and Regulation S securities),certain preferred securities and step-up securities (such as step-up bonds). The Fund may invest in securities that pay fixed or floating (or variable) rates of interest and may include adjustable rate securities. The Fund’s investments in derivatives will be counted toward the Fund’s 80% policy to the extent that they provide investment exposure to the securities included within that policy or to one or more market risk factors associated with such securities.

The Adviser monitors the duration of the Fund’s portfolio securities to seek to assess and, in its discretion, adjust the Fund’s exposure to interest rate risk. The Adviser may seek to manage the dollar-weighted average effective duration of the Fund’s portfolio through the use of derivative instruments and other investments (including, among others, inverse floaters, futures contracts, U.S. Treasury swaps, interest rate swaps, total return swaps and options, including options on swap agreements). The Fund incurs costs in implementing duration management strategies, and there can be no assurance that the Fund will engage in duration management strategies or that any duration management strategy employed by the Fund will be successful. In managing the Fund’s investments, under normal market conditions, the portfolio managers intend to seek to construct an investment portfolio with a dollar-weighted average effective duration of no less than one year and no more than eight years. Duration is a measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. Effective duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on bond and mortgage prepayment rates as determined by the Adviser. The effective duration of the Fund’s investment portfolio may vary materially from its target range, from time to time, and there is no assurance that the effective duration of the Fund’s investment portfolio will always be within its target range.

The Fund may invest a substantial portion of its portfolio in mortgage related securities of any maturity or type including (i) “agency” residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) created by one of three quasi- governmental agencies (Government National Mortgage Association (“Ginnie Mae”), Federal National Mortgage (“Fannie Mae”), and Federal Home Loan Mortgage Corp. (“Freddie Mac”), including those guaranteed by, or secured by collateral that is guaranteed by, the United States Government, its agencies, instrumentalities or sponsored corporations; and (ii) “non-agency” RMBS and CMBS issued by private financial institutions and entities, which do not benefit from U.S. Government backing. The Fund may invest a substantial portion of its portfolio in RMBS and CMBS and U.S. Treasury obligations rated at the time of investment Aa3 or higher by Moody’s Investors Service, Inc. (“Moody’s”) or AA- or higher by S&P Global Ratings (“S&P”) or the equivalent by any other nationally recognized statistical rating organization or unrated securities that are determined by the Adviser to be of comparable quality. The Fund may also invest in RMBS in the prime, subprime and “Alt-A” first lien mortgage sectors, and traditional and interest-only CMBS. Subprime mortgage loans are made to borrowers who display poor credit histories and other characteristics that correlate with a higher default risk. The risk profile of Alt-A mortgages falls between prime and subprime. RMBS and CMBS are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. Non-agency RMBS and CMBS generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default. The Fund’s investments in mortgage-related securities may include instruments, the underlying assets of which allow for balloon payments (where a substantial portion of a mortgage loan balance is paid at maturity, which can shorten the average life of the mortgage-backed instrument) or negative amortization payments (where as a result of a payment cap, payments on a mortgage loan are less than the amount of principal and interest owed, with excess amounts added to the outstanding principal balance, which can extend the average life of the mortgage-backed instrument). Mortgage-related and mortgage-backed securities may be structured as collateralized mortgage obligations (“CMOs”) (agency and non-agency), stripped mortgage-backed securities, commercial mortgage-backed securities, mortgage pass-through securities, and inverse floaters. These securities may be structured such that payments consist of interest-only (IO), principal-only (PO) or principal and interest.

The Fund may also invest in collateralized debt obligations (“CDOs”) (which include collateralized bond obligations, collateralized loan obligations (“CLOs”) and other similarly structured instruments), preferred stock and convertible securities. The Fund may also invest in bank loans, bridge loans, mezzanine investments, novations, assignments and participations.

The Fund may invest up to 33 1/3% of its net assets in high-yield securities (commonly referred to as “below investment grade” or “junk” bonds), including loans that are rated below investment-grade (commonly referred to as “leveraged loans”). High-yield securities are debt instruments that are rated BB/Ba or lower by an independent rating agency, or are unrated but determined by the Adviser to be of comparable quality. The Adviser does not consider the term high-yield securities to include any mortgage-backed securities or any other asset-backed securities, regardless of their credit rating or credit quality, and accordingly may invest without limit in such investments.

The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Such securities may include mortgage-backed securities acquired or sold in the “to be announced” (TBA) market and those in a dollar roll transaction.

The Fund may invest in privately placed and other securities or instruments that are purchased and sold pursuant to Rule 144A or other exemptions under the Securities Act of 1933, as amended, subject to certain regulatory restrictions.

The Fund ordinarily acquires and holds securities for investment rather than for realization of gains by short-term trading on market fluctuations. The Adviser uses macro-economic projections, fundamental company and industry analysis to strategically position the Fund, making tactical adjustments as investing conditions change. When selecting underlying securities, the Adviser considers a number of factors, including fundamental and technical analysis to assess the relative risk and reward potential. The Fund will sell a portfolio holding when the security no longer meets its investment criteria or when a more attractive investment is available.

The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

The Fund may, when market signals warrant, go defensive, investing all or a substantial portion of Fund assets in cash and/or cash equivalents (including, without limitation, through investments in money market funds).

The Fund has flexibility to utilize derivatives and at times, use of such derivatives may be a principal strategy. Derivatives are instruments that have a value based on another instrument, exchange rate or index. Such derivatives may include futures contracts, options, swaps including interest rate, total return, and credit default swaps, and forward contracts. Such derivatives may trade over-the-counter or on an exchange and may principally be used for one or more of the following purposes: speculation, currency hedging, duration management, to gain, or reduce, long or short exposure to one or more asset classes or issuers, to “hedge” against market volatility and other risks, or to pursue the Fund’s investment objective; but may also be used as substitutes for securities in which the Fund can invest. For example, the Fund may invest in or sell short U.S. Treasury futures, securities index futures, other futures, and/or currency forwards to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons. The Fund may use derivatives transactions with the purpose or effect of creating investment leverage. For example, the Fund may use futures contracts and options on futures contracts, in order to gain efficient long or short investment exposures as an alternative to cash investments or to hedge against portfolio exposures; interest rate swaps, to gain indirect long or short exposures to interest rates, issuers, or currencies, or to hedge against portfolio exposures; and total return swaps and credit derivatives (such as credit default swaps), put and call options, and exchange-traded and structured notes, to take indirect long or short positions on indexes, securities, currencies, or other indicators of value. The Fund may also engage in short sales or take short positions, either to adjust its duration or for other investment purposes. The Fund may borrow to the maximum extent permitted by applicable law, which generally means that the Fund may borrow up to one-third of its total assets. The Fund may invest in repurchase agreements and borrow through reverse repurchase agreements.

For purposes of the Fund’s 80% investment policy, the Fund values its derivative instruments at their notional value, as permitted under Rule 35d-1 of the 1940 Act.

Investment by Other Investment Companies

For purposes of the 1940 Act, each Fund is a registered investment company, and the acquisition of a Fund’s shares by other investment companies is subject to the restrictions of Section 12(d)(1) thereof. Rule 12d1-4 under the 1940 Act allows a registered investment company to invest in Fund shares beyond the limits of Section 12(d)(1) subject to certain conditions, including that a registered investment company enters into an Investment Agreement with the Trust regarding the terms of the investment. Any investment company considering purchasing shares of a Fund in amounts that would cause it to exceed the restrictions of Section 12(d)(1) should contact the Fund.

Principal and Other Investment Risks

As with all funds, there is the risk that you could lose money through your investment in the Funds. An investment in the Funds is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks. The Adviser cannot guarantee that each Fund will achieve its objectives. The value of your investment in the Funds, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the Funds or your investment may not perform as well as other similar investments. The Funds are not intended to be a complete investment program but rather one component of a diversified investment portfolio. Many factors affect the Funds’ net asset value and performance. It is important that investors closely review and understand these risks before making an investment in the Funds. Additional information regarding the principal and certain other risks of investing in the Funds is provided below. The Funds’ Statement of Additional Information (“SAI”), which is incorporated by reference into this Prospectus, includes more information about the Funds and their investments and risks. The risks described in this Prospectus (and in the SAI) are not intended to include every potential risk of investing in the Funds. The Funds could be subject to additional risks because the types of investments they make may change over time.

The table below notes the principal risks identified under “Principal Risk Factors” in the Fund’s summary. Following the table, each risk is explained, along with additional risk information with respect to certain other risks relating to the Funds and their investments. The risks, which are described in alphabetical order and not in order of perceived importance or potential exposure, can negatively affect a Fund’s performance. The Holbrook Income Fund and the Holbrook Structured Income Fund may be exposed to these risks directly through investments or indirectly through investments in other underlying funds.

Risk	Holbrook Structured Income Fund	Holbrook Income Fund	Holbrook Total Return Fund
Baby Bonds Risk		X
Business Development Company Risk		X
Closed-end Fund Risk		X
Collateralized Loan Obligations Risk	X	X	X
Concentration in Certain Mortgage-Backed Securities Risk	X		X
Credit Risk	X	X	X
Currency Risk	X	X	X
Cybersecurity Risk	X	X	X
Derivatives Risk			X
Emerging Markets Risk	X	X	X
Extension Risk	X	X	X
Financial Services Sector Risk		X
Fixed Income Securities Risk	X	X	X
Floating or Variable Rate Securities Risk	X		X
Foreign (Non-U.S.) Investment Risk	X	X	X
Forward Commitments on MBS (including Dollar Rolls) Risk			X
Gap Risk	X	X	X
High Yield Securities (“Junk Bonds”) Risk	X	X	X
Illiquid Investments Risk	X		X
Industry Concentration Risk	X	X	X
Interest Rate Risk	X	X	X

Risk	Holbrook Structured Income Fund	Holbrook Income Fund	Holbrook Total Return Fund
Inverse Floater Risk			X
Investment Companies Risk		X
Liquidity Risk	X	X	X
Loan Risk			X
Management Risk	X	X	X
Market Events Risk	X	X	X
Market Risk	X	X	X
Mezzanine Securities Risk	X		X
Mortgage-Backed and Asset-Backed Securities Risk	X		X
New Fund Risk			X
Portfolio Turnover Risk	X	X	X
Prepayment Risk	X		X
Preferred Stock Risk		X
Quantitative Investing Risk		X
Rating Agencies Risk	X		X
Residential Loans and Mortgages Risk	X		X
Sector Risk	X		X
Structured Products Risk	X		X
Treasury Inflation Protected Securities Risk	X	X	X
Underlying Fund Risk		X
Unrated Securities Risk	X		X
U.S. Government Securities Risk	X	X	X
Valuation Risk	X	X	X
Volatility Risk	X	X	X
Yield Curve Risk	X	X	X

●	Baby Bonds Risk. Senior notes, also referred to as “baby bonds”, are bonds designed to trade like preferred securities. They trade in $25 par amounts, pay quarterly interest, and are typically callable five years after issuance. The primary risk associated with the Fund’s investments in baby bonds is that the issuer or insurer of a baby bond may default on principal and/or interest payments when due on the baby bond. Such a default would have the effect of lessening the income generated by the Fund and/or the value of the baby bonds. Baby bonds are also subject to typical credit ratings risks associated with other fixed-income instruments.

●	BDC Risk. (Holbrook Income Fund) BDCs may carry risks similar to those of a private equity or venture capital fund. BDC company securities are not redeemable at the option of the shareholder and they may trade in the market at a discount to their NAV. A BDC is a form of investment company that is required to invest at least 70% of its total assets in securities (typically debt) of private companies, thinly traded U.S. public companies, or short-term high-quality debt securities. The BDCs held by the Fund may leverage their portfolios through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects a BDC to increased risks, including the likelihood of increased volatility and the possibility that a BDC’s common share income will fall if the dividend rate of the preferred shares or the interest rate on any borrowings rises. A significant portion of a BDC’s investments are recorded at fair value as determined by its board of directors which may create uncertainty as to the value of the BDC’s investments. Non-traded BDCs are illiquid and it may not be possible to redeem shares or to do so without paying a substantial penalty. Publicly traded BDCs usually trade at a discount to their NAV because they invest in unlisted securities and have limited access to capital markets. BDCs are subject to high failure rates among the companies in which they invest and federal securities laws impose restraints upon the organization and operations of BDCs that can limit or negatively impact the performance of a BDC. Also, BDCs may engage in certain principal and joint transactions that a mutual fund or closed-end fund may not without an exemptive order from the SEC.

●	Cash Positions Risk. The Funds may hold a significant position in cash, cash equivalent securities or U.S. Treasury investments. When a Fund’s investment in cash, cash equivalent securities or U.S. Treasury investment increases, a Fund may not participate in market advances or declines to the same extent that it would if the Fund were more fully invested.

●	Closed-End Fund Risk. (Holbrook Income Fund) The Fund invests in closed-end investment companies. The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the NAV per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined NAV, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their NAV.

The Fund may invest in shares of closed-end funds that are trading at a discount to NAV or at a premium to NAV. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the NAV of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

●	Collateralized Loan Obligations Risk. In addition to the normal interest rate, default and other risks of fixed income securities, collateralized loan obligations carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, an underlying fund may invest in collateralized loan obligations that are subordinate to other classes, values may be volatile, and disputes with the issuer may produce unexpected investment results. CLOs can be difficult to value, may at times be illiquid, may be highly leveraged (which could make them highly volatile), and may produce unexpected investment results due to their complex structure. In addition, CLOs involve many of the same risks of investing in debt securities and asset-backed securities including, but not limited to, interest rate risk, credit risk, liquidity risk, and valuation risk.

The Funds are subject to the following risks as a result of its investments in CLOs:

●	Asset Manager Risk. The CLO’s performance is linked to the expertise of the CLO manager and its ability to manage the CLO portfolio. The experience of a CLO manager plays an important role in the rating and risk assessment of CLO debt securities. One of the primary risks to investors of a CLO is the potential change in CLO manager, over which the Funds will have no control.

●	Legal and Regulatory Risk. The Funds may be adversely affected by new (or revised) laws or regulations that may be imposed by government regulators or self-regulatory organizations that supervise the financial markets. These agencies are empowered to promulgate a variety of rules pursuant to financial reform legislation in the United States. The Funds may also be adversely affected by changes in the enforcement or interpretation of existing statutes and rules. Changes in the regulation of CLOs may adversely affect the value of the investments held by the Funds and the ability of the Funds to execute its investment strategy.

●	Limited Recourse Risk. CLO debt securities are limited recourse obligations of their issuers. CLO debt is payable solely from the proceeds of its underlying assets. Consequently, CLO investors must rely solely on distributions from the underlying assets for payments on the CLO debt they hold. No party or entity other than the issuer will be obligated to make payments on CLO debt. CLO debt is not guaranteed by the issuer or any other party or entity involved in the organization and management of a CLO. If income from the underlying loans is insufficient to make payments on the CLO debt, no other assets will be available for payment.

●	Redemption Risk. CLO debt securities may be subject to redemption. For example, certain tranches of CLO debt may be redeemed if the CLO manager is unable to identify assets suitable for investment during the period when it has the ability to reinvest the principal proceeds from the sale of assets, scheduled redemptions and prepayments in additional assets (the “Reinvestment Period”). Additionally, holders of subordinated CLO debt may cause the redemption of senior CLO debt. In the event of an early redemption, holders of the CLO debt being redeemed will be repaid earlier than the stated maturity of the debt. The timing of redemptions may adversely affect the returns on CLO debt.

●	Reinvestment Risk. The CLO manager may not find suitable assets in which to invest during the Reinvestment Period or to replace assets that the manager has determined are no longer suitable for investment (for example, if a security has been downgraded by a rating agency). Additionally, the Reinvestment Period is a pre-determined finite period of time; however, there is a risk that the Reinvestment Period may terminate early if, for example, the CLO defaults on payments on the securities which it issues or if the CLO manager determines that it can no longer reinvest in underlying assets. Early termination of the Reinvestment Period could adversely affect a CLO investment

●	Concentration in Certain Mortgage-Backed Securities Risk. The risks of concentrating in residential mortgage-backed securities (agency and non-agency) and commercial mortgage-backed securities include susceptibility to changes in interest rates and the risks associated with the market’s perception of issuers, the creditworthiness of the parties involved and investing in real estate securities.

●	Credit Risk. The risk that issuers or guarantors of a fixed income security cannot or will not make payments on the securities and other investments held by the Funds, may result in losses to the Funds. Changes in the credit rating of a debt security or of the issuer of a debt security held by the Funds could have a similar effect. The credit quality of securities held by the Funds may be lowered if an issuer’s financial condition changes, which may lower their value and may affect their liquidity. Generally, the lower the credit rating of a security, the greater the risk that the issuer of the security will default on its obligation. High quality securities are generally believed to have relatively low degrees of credit risk. The Funds intend to enter into financial transactions with counterparties that are creditworthy at the time of the transactions. There is always the risk that the Investment Adviser’s analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that the Funds focus their transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.

●	Currency Risk. The risk that foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar and adversely affect the value of each Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies. Currency risk may be particularly high to the extent that the Funds invests in foreign (non-U.S.) currencies or engages in foreign currency transactions that are economically tied to emerging market countries.

●	Cybersecurity Risk. There is risk to the Funds of an unauthorized breach and access to fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Funds, or their Service Providers to suffer data breaches, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Funds, or their Service Providers may adversely impact the Funds or their shareholders. Because information technology (“IT”) systems and digital data underlie most of each Fund’s operations, the Funds and their Service Providers are exposed to the risk that their operations and data may be compromised as a result of internal and external cyber-failures, breaches or attacks (“Cyber Risk”). This could occur as a result of malicious or criminal cyber-attacks. Cyber-attacks include actions taken to: (i) steal or corrupt data maintained online or digitally, (ii) gain unauthorized access to or release confidential information, (iii) shut down the Funds or Service Provider website through denial-of-service attacks, or (iv) otherwise disrupt normal business operations. Events arising from human error, faulty or inadequately implemented policies and procedures or other systems failures unrelated to any external cyber-threat may have effects similar to those caused by deliberate cyber-attacks. See “Cybersecurity” below for additional risks related to potential cybersecurity breaches.

●	Derivatives Risk. (Holbrook Total Return Fund) The Fund may invest, either directly or indirectly, in derivatives, which are financial instruments whose value is typically based on the value of a security, commodity, index or other instrument. Derivatives may also include customized baskets or options (which may incorporate other securities directly and also various derivatives including common stock, options, and futures) structured as agreed upon by a counterparty, as well as specially structured types of mortgage- and asset-backed securities whose value is often linked to commercial and residential mortgage portfolios. The Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments, and certain derivatives may create a risk of loss greater than the amount invested.

Investing for hedging purposes or to increase the Fund’s return may result in certain additional transaction costs that may reduce the Fund’s performance. The Fund may use a variety of currency hedging techniques to attempt to hedge exchange rate risk or gain exposure to a particular currency. When used for hedging purposes, no assurance can be given that each derivative position will achieve a perfect correlation with the investment against which it is being hedged. Because the markets for certain derivative instruments are relatively new, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes and there can be no assurance that a particular derivative position will be available when sought by the Adviser or that such techniques will be utilized by the Adviser.

The market value of derivative instruments and securities may be more volatile than that of other instruments, and may be subject to unanticipated market movements, which are potentially unlimited. Each type of derivative instrument may have its own special risks, including the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates, and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. The value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indices they are designed to closely track.

Derivatives are subject to a number of other risks, including liquidity risk (the possibility that the derivative may be difficult to purchase or sell and the Adviser may be unable to initiate a transaction or liquidate a position at an advantageous time or price), leverage risk (the possibility that adverse changes in the value or level of the underlying asset, reference rate or index can result in loss of an amount substantially greater than the amount invested in the derivative), interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations), and counterparty risk (the risk that a counterparty may be unable to perform according to a contract, and that any deterioration in a counterparty’s creditworthiness could adversely affect the instrument). In addition, because derivative products are highly specialized, investment techniques and risk analyses employed with respect to investments in derivatives are different from those associated with stocks and bonds. Finally, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Derivative instruments are also subject to the risk that the market value of an instrument will change to the detriment of the Fund. If the Adviser inaccurately forecast the values of securities, currencies or interest rates or other economic factors in using derivatives, the Fund might have been in a better position if it had not entered into the transaction at all. Some strategies involving derivative instruments can reduce the risk of loss, but they can also reduce the opportunity for gain or result in losses by offsetting favorable price movements in other investments held by the Fund.

The Funds’ SAI provides a more detailed description of the types of derivative instruments in which the Fund may invest and their associated risks.

●	Emerging Markets Risk. To the extent the Funds invests in emerging market securities, the risks associated with foreign (non-U.S.) investment risk may be particularly high. Each Fund’s investments in emerging market countries are subject to all of the risks of foreign investing generally and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. These risks include less social, political and economic stability; smaller securities markets with low or nonexistent trading volume and greater illiquidity and price volatility; more restrictive national policies on foreign investment, including restrictions on investment in issuers or industries deemed sensitive to national interests; less transparent and established taxation policies; less developed regulatory or legal structures governing private and foreign investment; more pervasiveness of corruption and crime; less financial sophistication, creditworthiness and/or resources possessed by, and less government regulation of, the financial institutions and issuers with which the Funds transact; less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S.; greater concentration in a few industries resulting in greater vulnerability to regional and global trade conditions; higher rates of inflation and more rapid and extreme fluctuations in inflation rates; greater sensitivity to interest rate changes; increased volatility in currency exchange rates and potential for currency devaluations and/or currency controls; greater debt burdens relative to the size of the economy; more delays in settling portfolio transactions and heightened risk of loss from share registration and custody practices; and less assurance that recent favorable economic developments will not be slowed or reversed by unanticipated economic, political or social events in such countries. Because of these risk factors, each Fund’s investments in developing market countries are subject to greater price volatility and illiquidity than investments in developed markets. Governments of emerging market countries may own or control parts of the private sector. Accordingly, government actions could have a significant impact on economic conditions. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular sector and/or company, limit the investment by foreign persons to a specific class of securities of an issuer that may have less advantageous rights than a domestically available class, require foreign investors to maintain a trading account with only one licensed securities company in the relevant market and/or impose additional taxes on foreign investors. These may contribute to the illiquidity of the relevant securities market, as well as create inflexibility and uncertainty as to the trading environment. The legal remedies for investors in emerging markets may be more limited than the remedies available in the U.S., and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited.

●	Extension Risk. An issuer could exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and the Fund will also suffer from the inability to reinvest in higher yielding securities.

●	Financial Services Sector Risk. There are risks associated with the financial services sector. The financial services sector includes companies engaged in banking, commercial and consumer finance, investment banking, brokerage, asset management, custody or insurance. To the extent that the Fund’s (or an Underlying Fund’s) investments include companies that operate in the financial services sector, the investments would be sensitive to changes in, and the Fund’s performance may depend on, the overall condition of the financial services sector. Companies in the financial services sector are subject to extensive government regulation that can affect the scope of their activities, the prices they can charge or the amount of capital they must maintain. The profitability of companies in the financial services sector may be adversely affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and the impact of more stringent capital requirements. The profitability of companies in the financial services sector may also be adversely affected by loan losses, which usually increase in economic downturns. The Fund may be adversely affected by events or developments negatively impacting the financial services sector.

●	Fixed Income Securities Risk. Fixed income securities held by the Funds are subject to interest rate risk, call risk, prepayment and extension risk, credit risk, duration risk and liquidity risk, which are more fully described below. The Funds may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Funds to sell assets at inopportune times or at a loss or depressed value and could hurt a Fund’s performance. When the Funds invest in fixed income securities, the value of your investment in the Funds will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Funds. In general, the market price of fixed income securities with longer maturities or durations will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Funds, possibly causing a Fund’s share price and total return to be reduced and fluctuate more than other types of investments. Moreover, new regulations applicable to and changing business practices of financial intermediaries that make markets in fixed income securities have resulted in less market making activity for certain fixed income securities, which has reduced the liquidity and may increase the volatility for such fixed income securities. Liquidity may decline unpredictably in response to overall economic conditions or credit tightening.

For example, a general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities. Duration risk arises when holding long duration and long maturity investments, which will magnify certain risks, including interest rate risk and credit risk.

●	Call Risk. During periods of declining interest rates, a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates. The Funds would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in its income.

●	Credit Risk. Fixed income securities are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Lower rated fixed income securities involve greater credit risk, including the possibility of default or bankruptcy.

●	Duration Risk. Longer-term securities may be more sensitive to interest rate changes. Given the recent increases to the historically low interest rates and the potential for further increases in those rates, a heightened risk is posed by rising interest rates to longer-term fixed income securities. Effective duration estimates price changes for relatively small changes in rates. If rates rise significantly, effective duration may tend to understate the drop in a security’s price. If rates drop significantly, effective duration may tend to overstate the rise in a security’s price.

●	Issuer Risk. The value of a fixed-income security may decline for a reason directly related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage, reputation or reduced demand for the issuer’s goods and services. A change in the financial condition of a single issuer may affect one or more other issuers or securities markets as a whole.

●	Interest Rate Risk. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Fixed income securities with longer maturities or durations sometimes offer higher yields but are subject to greater price shifts as a result of interest rate changes than fixed income securities with shorter maturities. Investments in fixed income securities with longer maturities or durations may result in greater fluctuations in the value of the Funds. The Funds have no policy limiting the maturity or duration of the fixed income securities it purchases.

●	Liquidity Risk. Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held. These features make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Funds may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on its performance. Infrequent trading of securities may also lead to an increase in their price volatility. Liquidity risk also refers to the possibility that the Funds may not be able to sell a security or close out an investment contract when it wants to. If this happens, the Funds will be required to hold the security or keep the position open, and it could incur losses. In addition, less liquid securities may be more difficult to value, and markets may become less liquid when there are fewer interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. Recently, dealers have generally been less willing to make markets for fixed income securities. All of these risks may increase during periods of market turmoil and could have a negative effect on a Fund’s performance.

●	Prepayment and Extension Risk. Many types of fixed income securities are subject to prepayment risk. Prepayment occurs when the issuer of a fixed income security can repay principal prior to the security’s maturity. Fixed income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a fixed income security can be difficult to predict and result in greater volatility. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. This is known as extension risk and may increase a Fund’s sensitivity to rising rates and its potential for price declines.

●	Variable and Floating Rate Securities. Variable and floating rate securities generally are less sensitive to interest changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Floating rate securities will not generally increase in value if interest rates decline.

●	Floating or Variable Rate Securities Risk. Floating or variable rate securities pay interest at rates that adjust in response to changes in a specified interest rate or reset at predetermined dates (such as the end of a calendar quarter). Securities with floating or variable interest rates are generally less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their interest rates do not rise as much, or as quickly, as comparable market interest rates. Although floating or variable rate securities are generally less sensitive to interest rate risk than fixed rate securities, they are subject to credit, liquidity and default risk and may be subject to legal or contractual restrictions on resale, which could impair their value.

●	Foreign (Non-U.S.) Investment Risk. Foreign (non-U.S.) securities present greater investment risks than investing in the securities of U.S. issuers and may experience more rapid and extreme changes in value than the securities of U.S. companies. Foreign securities involve risks related to less information about foreign companies in the form of reports and ratings than about U.S. issuers; less stringent investor protections and corporate governance; more or less foreign government regulation; different accounting, auditing and financial reporting requirements; smaller markets; nationalization; expropriation or confiscatory taxation; currency blockage; or political, financial, social and economic events (including, for example, military confrontations, war and terrorism) or diplomatic developments. Foreign (non-U.S.) securities may decline in value due to conditions specific to an individual country, including unfavorable economic conditions relative to the United States. To the extent that the Funds invest a significant portion of its assets in a specific geographic region, the Funds will generally have more exposure to regional economic risks associated with foreign investments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers. In addition, foreign markets may have greater volatility than domestic markets and foreign securities may be less liquid and harder to value than domestic securities. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals may adversely affect a Fund’s foreign holdings or exposures.

Foreign securities include direct investments in non-U.S. dollar-denominated securities traded primarily outside of the United States and dollar-denominated securities of foreign issuers. Foreign securities also include indirect investments such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are receipts that are traded in the United States, and entitle the holder to all dividend and capital gain distributions that are paid out on the underlying foreign shares. EDRs and GDRs are receipts that often trade on foreign exchanges. They represent ownership in an underlying foreign or U.S. security and generally are denominated in a foreign currency. Foreign government obligations may include debt obligations of supranational entities, including international organizations (such as The International Bank for Reconstruction and Development, also known as the World Bank) and international banking institutions and related government agencies.

Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their obligations. The performance of investments in securities denominated in a foreign currency also will depend, in part, on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which otherwise could affect the value of a foreign security (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally results in an increase in value of a foreign currency-denominated security in terms of U.S. dollars. A decline in the value of the foreign currency relative to the U.S. dollar generally results in a decrease in value of a foreign currency-denominated security. Additionally, many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline.

Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also may involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, trade restrictions (including tariffs) or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements and to different accounting, auditing and recordkeeping requirements.

While each Fund’s investments may, if permitted, be denominated in foreign currencies, the portfolio securities and other assets held by the Funds or underlying funds are valued in U.S. dollars. Price fluctuations may occur in the dollar value of foreign securities because of changing currency exchange rates or, in the case of hedged positions, because the U.S. dollar declines in value relative to the currency hedged. Currency exchange rates may fluctuate significantly over short periods of time causing a Fund’s or underlying fund’s NAV to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad. To the extent that the Funds or underlying fund is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The net currency positions of the Funds or underlying funds may expose them to risks independent of their securities positions.

The Funds may operate in euros and/or may hold euros and/or euro-denominated bonds and other obligations. The euro requires participation of multiple sovereign states forming the Euro zone and is therefore sensitive to the credit and general economic and political positions of each such state, including, each state’s actual and intended ongoing engagement with and/or support for the other sovereign states then forming the European Union (“EU”), in particular those within the Euro zone. Changes in these factors might materially and adversely impact the value of securities in which the Funds or underlying fund has invested.

Investing in foreign securities also includes the economic and political risks associated with the countries in which the securities are issued. For example, the departure of the United Kingdom (the “UK”) from the EU in 2020 (commonly referred to as “Brexit”) could have a lasting impact on the currency volatility and economic growth in Europe among other political, regulatory, economic and market outcomes that cannot be predicted. The full effects of Brexit are unknown at this time and could negatively impact the value of a Fund’s investments. Securities issued by companies domiciled in the UK could be subject to changing regulatory and tax regimes. Banking and financial services companies that operate in the UK or EU could be disproportionately impacted by those actions. Further insecurity in EU membership or the abandonment of the euro could exacerbate market and currency volatility and negatively impact a Fund’s investments in securities issued by companies located in EU countries. It is also possible that one or more of the European Union Economic and Monetary Union (the “EMU”) member countries could abandon the euro and return to a national currency and/or that the euro will cease to exist as a single currency in its current form. The effects of such an abandonment or a country’s forced expulsion from the euro on that country, the rest of the EMU, and global markets are impossible to predict, but are likely to be negative. Such an exit by one country may also increase the possibility that additional countries may exit the euro should they face similar financial difficulties. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Ukraine has experienced ongoing military conflict; this conflict may expand and military attacks could occur in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. Recent and upcoming European elections could, depending on the outcomes, further call into question the future direction of the EU. The ultimate effects of these events and other socio-political or geopolitical issues are not known but could profoundly affect global economies and markets. The impact of these actions, especially if they occur in a disorderly fashion, is not clear, but could be significant and far-reaching. Whether or not a Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of a Fund’s investments.

●	Forward Commitments on MBS (including Dollar Rolls) Risk. When purchasing MBS in the “to be announced” (TBA) market (MBS TBAs), the seller agrees to deliver MBS for an agreed upon price on an agreed upon date, but may make no guarantee as to the specific securities to be delivered. In lieu of taking delivery of mortgage-backed securities, the Fund could enter into dollar rolls, which are transactions in which the Fund sells securities to a counterparty and simultaneously agrees to purchase those or similar securities in the future at a predetermined price. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. These transactions may also increase the Fund’s portfolio turnover rate. If the Fund reinvests the proceeds of the security sold, the Fund will also be subject to the risk that the investments purchased with such proceeds will decline in value (a form of leverage risk). MBS TBAs and dollar rolls are subject to the risk that the counterparty to the transaction may not perform or be unable to perform in accordance with the terms of the instrument.

●	Gap Risk. The Funds are subject to the risk that the value of an investment will change dramatically from one level to another with no trading in between and/or before the Fund can exit from the investment. Usually, such movements occur when there are adverse news announcements, which can cause a stock price or derivative value to drop substantially from the previous day’s closing price. For example, the price of a stock can drop from its closing price one night to its opening price the next morning. The difference between the twice prices is the gap. Trading halts may lead to gap risk.

●	High Yield Securities (“Junk Bonds”) Risk. Investment in or exposure to high yield (lower rated) debt instruments (also known as “junk bonds”) may involve greater levels of interest rate, credit, liquidity and valuation risk than for higher rated instruments. High yield debt instruments are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments and, therefore, such instruments generally involve greater risk of default or price changes than higher rated debt instruments. An economic downturn or period of rising interest rates could adversely affect the value of these securities and market for these securities and reduce market liquidity (liquidity risk) of these securities. Less active markets can diminish a Fund’s ability to obtain accurate market quotations when valuing portfolio securities and thereby give rise to valuation risk. If the issuer of a security is in default with respect to interest or principal payments, the issuer’s security could lose its entire value. Furthermore, the transaction costs associated with the purchase and sale of high yield debt instruments may vary greatly depending on a number of factors and may adversely affect the Fund’s performance.

●	Illiquid Investments Risk. The Fund may, at times, hold investments that are illiquid or become illiquid, by virtue of the absence of a readily available market for certain of its investments, or because of legal or contractual restrictions on sales. The Fund could lose money if it is unable to dispose of an investment at a time or price that is most beneficial to the Fund. The Fund may invest in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Certain securities that are liquid when purchased may later become illiquid or less liquid, particularly in times of overall market developments, economic distress or adverse investor perception.

●	Industry Concentration Risk. The Funds may be susceptible to an increased risk of loss, including losses due to adverse events that affect a Fund’s investment more than the market as a whole, to the extent that a Fund’s investments are concentrated in securities of a particular industry, group of industries or sector.

●	Interest Rate Risk. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged. After being at or near historic lows in recent years, interest rates have begun to rise. Increases in interest rates could result in less liquidity and greater volatility of fixed income securities. Certain countries have experienced negative interest rates on certain fixed-income instruments. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates and/or volatility.

●	Inverse Floater Risk. Inverse floaters and inverse interest rate only securities (“IOs”) are debt securities structured with interest rates that reset in the opposite direction from the market rate to which the security is indexed. They are more volatile and more sensitive to interest rate changes than other types of debt securities. If interest rates move in a manner not anticipated by the Adviser, the Fund could lose all or substantially all of its investment in inverse IOs

●	Investment Companies Risk. When a Fund invests in other investment companies, including closed-end funds, it will bear additional expenses based on its pro rata share of the other investment company’s or ETF’s operating expenses, including the management fees of unaffiliated funds in addition to those paid by the Fund. The risk of owning an investment company generally reflects the risks of owning the underlying investments held by the investment company. The Fund also may incur brokerage costs when it purchases and sells shares of investment companies. In addition, an exchange-traded closed-end fund or an ETF’s shares could trade at a significant premium or discount to its NAV. Accordingly, there may be times when ETF shares trade at a premium or discount to NAV.

The Holbrook Income Fund and the Holbrook Structured Income Fund may invest in the Holbrook Total Return Fund, an open-end investment company, which is also advised by the Adviser. As with investments in other investment companies, fees and expenses of investments in the Holbrook Total Return Fund will be borne by the Holbrook Income Fund and the Holbrook Structured Income Fund. However, to avoid charging duplicative fees, the Adviser voluntarily waives and/or reimburses the Holbrook Income Fund and the Holbrook Structured Income Fund’s management fee with respect to the amount of its net assets invested in the Holbrook Total Return Fund.

●	Other ETF Risk. In addition to the risks associated with the underlying assets held by an ETF, investments in ETFs are subject to the following additional risks: (1) an ETF’s shares may trade above or below its NAV; (2) an active trading market for the ETF’s shares may not develop or be maintained; (3) trading an ETF’s shares may be halted by the listing exchange; (4) a passively managed ETF may not track the performance of the reference asset; and (5) a passively managed ETF may hold troubled securities.

●	Money Market Fund Risk. The Funds may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds that invest in U.S. government securities seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a stable NAV money market mutual fund. Moreover, SEC rules require prime money market mutual funds to use floating NAVs that do not preserve the value of the Fund’s investment at $1.00 per share. These rule amendments may impact the Funds’ use of prime money market mutual funds for capital preservation purposes.

●	Large Shareholder Transactions Risk. (Holbrook Income Fund and Holbrook Structured Income Fund) The Fund or an Underlying Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares from the Fund or an Underlying Fund. Such large shareholder redemptions may cause the Fund or an Underlying Fund to sell their securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Such sales may also accelerate the increase of taxable income to shareholders if these sales result in gains and may also increase transaction costs. In addition, a large redemption could result in the Fund or an Underlying Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund or an Underlying Fund’s expense ratio. Similarly, large share purchases may adversely affect the Fund or an Underlying Fund’s performance to the extent that the Fund or an Underlying Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

●	Leveraging Risk. (Holbrook Total Return Fund) The use of certain derivatives may increase leveraging risk and adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount paid for the derivative, and may exaggerate any increase or decrease in the Fund’s NAV, causing the Fund to be more volatile. Small changes in the value of the underlying instrument may produce disproportionate losses to the Fund. Certain derivatives require the Fund to make margin payments, a form of security deposit intended to protect against nonperformance of the derivative contract. The Fund may have to post additional margin if the value of the derivative position changes in a manner adverse to the Fund. The use of leverage may increase expenses and increase the impact of the Fund’s other risks. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so in order to satisfy its obligations, to meet additional margin requirements, or to meet regulatory requirements, which in each case may result in increased volatility of returns. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged.

●	Liquidity Risk. The Funds may, at times, hold investments that are illiquid or become illiquid. Illiquidity can be caused by a variety of factors, including economic conditions, market events, events relating to the issuer of the securities, the absence of a readily available market for certain investments, a drop in overall market trading volume, an inability to find a ready buyer, or legal or contractual restrictions on the securities’ resale. The Funds could lose money if it is unable to dispose of an investment at a time or price that is most beneficial to the Funds. The Funds may invest in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Trading opportunities are more limited for fixed-income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held. These features make it more difficult to sell or buy a security at a favorable time or price. When there is no willing buyer and/or investments can not be readily sold at the desired time or price, in order to raise cash (to pay redemption proceeds or satisfy other obligations or for other reasons), the Funds may have to accept a lower price to sell a security or may not be able to sell the security at all, and the Funds may have to sell other securities at unfavorable times or prices or give up an investment opportunity, any of which could have a negative effect on a Fund’s performance. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Funds intend to sell have decreased in value or are illiquid. There is a risk that the Funds could not meet requests to redeem shares issued by the Funds without significant dilution of remaining investors’ interests in the Funds. There is also a risk that the Funds may not be able to pay redemption proceeds within the time periods described in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, legal restrictions impairing its ability to sell particular securities or close open trading positions at an advantageous market price or other reasons. Infrequent trading of securities may also lead to an increase in their price volatility. In addition, it may be more difficult for the Funds to value its investments in illiquid securities than more liquid securities. Certain securities that are liquid when purchased may later become illiquid or less liquid, particularly in times of overall market developments, economic distress or adverse investor perceptions. Liquidity risk may be magnified in a rising interest rate environment or other circumstances where investor redemptions from mutual funds may be higher than normal, causing increased supply in the market due to selling activity. In addition, markets may become less liquid when there are fewer interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. Recently, dealers have generally been less willing to make markets for fixed income securities. Any of these events could have a negative effect on fund management or performance. Funds with principal investment strategies that involve investments in securities of companies with smaller market capitalizations, foreign securities, Rule 144A securities or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. In the past, in stressed markets, certain types of mortgage-backed securities suffered periods of illiquidity if disfavored by the market. All of these risks may increase during periods of market turmoil, such as that experienced in 2020 with COVID-19 and could have a negative effect on a Fund’s performance. The Holbrook Income Fund is also exposed to liquidity risk through its investment in underlying funds that hold illiquid securities.

●	Loan Risk. The Fund may invest in loans that are rated below investment grade (commonly referred to as “leveraged loans”) or the unrated equivalent. Like other high yield corporate debt instruments, such loans are subject to increased risk of default in the payment of principal and interest as well as other risks described under “Interest Rate Risk,” “Credit Risk,” and “High Yield Fixed Income Securities Risk”. If the Fund invests in leveraged loans, it may take the Fund longer than seven days to settle the leveraged loan transaction.

●	Management Risk. The NAV of each Fund changes daily based on the performance of the securities in which it invests. The Adviser’s judgments about the attractiveness, value and potential appreciation of particular securities in which the Funds invest may prove to be incorrect and may not produce the desired results. Management risk includes the risk that the quantitative model used by the Adviser may not perform as expected, particularly in volatile markets. Additionally, the Adviser may have conflicts of interest that could interfere with its management of a Fund’s portfolio. For example, the Adviser or its affiliates may manage other investment funds or have other clients that may be similar to, or overlap with, the investment objective and strategy of the Funds, creating potential conflicts of interest when making decisions regarding which investments may be appropriate for the Funds and other clients. Further information regarding conflicts of interest is available in the SAI.

●	Market Events Risk. There has been increased volatility, depressed valuations, decreased liquidity and heightened uncertainty in the financial markets during the past several years, including what was experienced in 2020. Political turmoil within the U.S. and abroad may also impact the Fund. In recent years, the U.S. renegotiated many of its global trade relationships and imposed or threatened to impose significant import tariffs. The imposition by the U.S. of import tariffs on goods from foreign countries and reciprocal tariffs levied on U.S. goods may lead to price volatility and instability in U.S. and global investment markets. Among other effects, tariffs may increase the cost of production for certain goods or reduce demand for products, which could affect the performance of the Fund’s investments. It is not known whether, or to what extent, any tariff or other trade protections may affect the Fund or its investments. These actions could lead to price volatility and overall declines in U.S. and global investment markets. These conditions are an inevitable part of investing in capital markets and may continue, recur, worsen or spread. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, took steps to support financial markets, including by lowering interest rates to historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. When the U.S. government and the Federal Reserve reduce market support activities, including by increasing interest rates, such reductions could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Funds invest. It is difficult to accurately predict the timing, frequency or magnitude of potential interest rate increases or decreases by the Federal Reserve and the evaluation of macro-economic and other conditions that could cause a change in approach in the future. If the Federal Reserve and other central banks increase the federal funds rate and equivalent rates, such increases generally will cause market interest rates to rise and could cause the value of the Fund’s investments, and the Fund’s net asset value (NAV), to decline, potentially suddenly and significantly. Policy and legislative changes in the United States and in other countries may also to contribute to decreased liquidity and increased volatility in the financial markets. The impact of these influences on the markets, and the practical implications for market participants, may not be fully known for some time.

The impact of infectious illness outbreaks, such as COVID 19, that may arise in the future could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen.

In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. A health crisis may exacerbate other pre-existing political, social and economic risks. Any such impact could adversely affect the Fund’s performance, resulting in losses to your investment.

●	Market Risk. Overall market risk may affect the value of individual instruments in which the Funds invests. The Funds are subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect each Fund’s performance. Factors such as domestic and foreign (non-U.S.) economic growth and market conditions, real or perceived adverse economic or political conditions, military conflict, war, acts of terrorism, social unrest, natural disasters, recessions, inflation, changes in interest or currency rate levels, adverse changes to credit markets, supply chain disruptions, sanctions, tariffs and other trade restrictions, the spread of infectious illness or other public health threats, lack of liquidity in the bond or other markets, volatility in the securities markets, adverse investor sentiment and political events affect the securities markets. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future. Securities markets also may experience long periods of decline in value. A change in financial condition or other event affecting a single issuer or market may adversely impact securities markets as a whole. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy, and the Fund’s investments may be affected, which may reduce the Fund’s performance. Further, inflation may lead to a rise in interest rates, which may negatively affect the value of debt instruments held by the Fund, resulting in a negative impact on the Fund’s performance. When the value of a Fund’s investments goes down, your investment in a Fund decreases in value and you could lose money.

Equity securities generally have greater price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Different sectors of the market and different security types may react differently to such developments. Changes in value may be temporary or may last for extended periods. The Funds may experience a substantial or complete loss on any individual security. Even when securities markets perform well, there is no assurance that the investments held by the Funds will increase in value along with the broader market. Market factors, such as the demand for particular portfolio securities, may cause the price of certain portfolio securities to fall while the prices of other securities rise or remain unchanged.

Local, state, regional, national or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and its investments and could result in decreases to a Fund’s NAV. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events and governments’ reactions to such events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on the Funds and its investments. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect Funds performance. A health crisis may exacerbate other pre-existing political, social and economic risks. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

Political turmoil within the U.S. and abroad may also impact the Funds. Although the U.S. government has honored its credit obligations, it remains possible that the U.S. could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the U.S. would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Funds’ investments. Similarly, political events within the U.S. at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of the Funds’ investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. In recent years, the U.S. renegotiated many of its global trade relationships and imposed or threatened to impose significant import tariffs. These actions could lead to price volatility and overall declines in U.S. and global investment markets. The current contentious domestic political environment, as well as political and diplomatic events within the U.S. and abroad, such as presidential elections in the U.S. or abroad may adversely affect the U.S. regulatory landscape, the general market environment and/or investor sentiment, which could have an adverse impact on the Funds’ investments and operations. The change in the U.S. presidential administration in 2025 has resulted in significant impacts to international trade relations, tax and immigration policies, and other aspects of the national and international political and financial landscape, which could affect, among other things, inflation and the securities markets generally.

●	Mezzanine Securities Risk. (Holbrook Structured Income Fund) Mezzanine securities carry the risk that the issuer will not be able to meet its obligations and that the equity securities purchased with the mezzanine investments may lose value.

●	Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed and other asset-backed securities are subject to the risks of traditional fixed income instruments. However, they are also subject to prepayment risk, extension risk, interest rate risk, market risk and management risk as discussed under Fixed Income Risk above. Mortgage-backed securities include caps and floors, inverse floaters, mortgage dollar rolls, private mortgage pass-through securities, resets and stripped mortgage securities. With respect to prepayment risk if interest rates fall, the underlying debt may be repaid early, reducing the value of the Fund’s investments. On the other hand, if interest rates rise, the duration of the securities may be extended, making them more sensitive to changes in interest rates. Furthermore, fewer prepayments may be made, which would cause the average bond maturity to rise, increasing the potential for the Fund to lose money. The value of mortgage-backed and asset-backed securities may be considerably affected by changes in interest rates, the market’s perception of issuers, declines in the value of collateral, and the creditworthiness of the parties involved. Those securities that are guaranteed as to timely payment of interest and principal by a government entity, are not guaranteed as to market price, which will fluctuate. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Fund’s Adviser to forecast interest rates and other economic factors correctly.

Certain mortgage-backed securities may be secured by pools of mortgages on single-family, multi-family properties, as well as commercial properties. Similarly, asset-backed securities may be secured by pools of loans, such as corporate loans, student loans, automobile loans and credit card receivables. The credit risk on such securities is affected by homeowners or borrowers defaulting on their loans. The values of assets underlying mortgage-backed and asset-backed securities, may decline and therefore may not be adequate to cover underlying investors. Some mortgage-backed and asset-backed securities have experienced extraordinary weakness and volatility in recent years. Possible legislation in the area of residential mortgages, credit cards, corporate loans and other loans that may collateralize the securities in which the Fund may invest could negatively impact the value of the Fund’s investments. To the extent the Funds focus its investments in particular types of mortgage-backed or asset-backed securities, the Fund may be more susceptible to risk factors affecting such types of securities.

●	New Fund Risk. (Holbrook Total Return Fund) The Fund is recently formed. Investors bear the risk that the Fund may not grow to or maintain economically viable size, may not be successful in implementing its investment strategy, and may not employ a successful investment strategy, any of which could result in the Fund being liquidated at any time without shareholder approval and/or at a time that may not be favorable for certain shareholders. Such a liquidation could have negative tax consequences for shareholders.

●	Portfolio Turnover Risk. The Funds may experience high portfolio turnover, including investments made on a shorter-term basis, which may lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover may also result in higher short-term capital gains taxable to shareholders.

●	Preferred Stock Risk. (Holbrook Income Fund) The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments. Preferred stock prices tend to move more slowly upwards than common stock prices.

Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants’ perceptions of the issuer’s ability to continue to pay dividends, than debt of the same issuer. These investments include convertible preferred stock, which includes an option for the holder to convert the preferred stock into the issuer’s common stock under certain conditions, among which may be the specification of a future date when the conversion must begin, a certain number of shares of common stock per share of preferred stock, or a certain price per share for the common stock. Convertible preferred stock tends to be more volatile than non-convertible preferred stock, because its value is related to the price of the issuer’s common stock as well as the dividends payable on the preferred stock.

A preferred stock may be considered either debt or equity, depending on the economic characteristics exhibited by such preferred stock.

●	Prepayment Risk. When interest rates decline, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

●	Quantitative Investing Risk. (Holbrook Income Fund) The Adviser may use proprietary computer trading modeling systems to implement its investment strategies for the Fund. Investments selected using these models may perform differently than the market as a whole or from their expected performance as a result of the factors used in the models, the weight placed on each factor, changes from the factors’ historical trends and technical issues in the construction and implementation of the models. There is no assurance that the models are complete or accurate, or representative of future market cycles, nor will they necessarily be beneficial to the Fund if they are accurate. These systems may negatively affect Fund performance for various reasons, including human judgment, inaccuracy of historical data and non-quantitative factors (such as market or trading system dysfunctions, investor fear or over-reaction).

●	Rating Agencies Risk. Ratings are not an absolute standard of quality, but rather general indicators that reflect only the view of the originating rating agencies from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely. Such changes may negatively affect the liquidity or market price of the securities in which the Fund invests. The ratings of securitized assets may not adequately reflect the credit risk of those assets due to their structure.

●	Residential Loans and Mortgages Risk. In addition to interest rate, default and other risks of fixed income securities, investments in whole loans and debt instruments backed by residential loans or mortgages, (or pools of loans or mortgages) carry additional risks, including the possibility that the quality of the collateral may decline in value and the potential for the liquidity of residential loans and mortgages to vary over time. These risks are greater for subprime residential and mortgage loans. Because they do not trade in a liquid market, residential loans typically can only be sold to a limited universe of institutional investors and may be difficult for the Fund to value. In addition, in the event that a loan is foreclosed on, the Fund could become the owner (in whole or in part) of any collateral, which may include, among other things, real estate or other real or personal property, and the Fund would bear the costs and liabilities of owning, holding or disposing of such property.

●	Sector Risk. The risk that if the Fund invests a significant portion of its total assets in certain issuers within the same economic sector, an adverse economic, business or political development or natural or other event, including war, terrorism, natural and environmental disasters, epidemics, pandemics and other public health crises, affecting that sector may affect the value of the Fund’s investments more than if the Fund’s investments were not so focused. While the Fund may not concentrate in any one industry, the Fund may invest without limitation in a particular sector. Also, a significant dislocation in one or more industries (e.g., energy, commodities, etc.) could put pressure on bonds issued by those sectors.

●	Securities Lending Risk. (Holbrook Income Fund and Holbrook Total Return Fund) The Fund may lend portfolio securities to institutions, such as banks and certain broker-dealers. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. In certain market conditions, the portion of the Fund’s securities on loan may be significant and may magnify the risk of such a loss or delay.

●	Structured Products Risk. The Fund may invest in Structured Products, including CLOs, CDOs, CMOs, and other asset-backed securities and debt securitizations. Some Structured Products have credit ratings, but are typically issued in various classes with various priorities. Normally, Structured Products are privately offered and sold (that is, they are not registered under the securities laws) and may be characterized by the Fund as illiquid securities; however, an active dealer market may exist for Structured Products that qualify for Rule 144A transactions. The senior and junior tranches of Structured Products may have interest rates based on a floating or variable reference rate. The Fund may also invest in the equity tranches of a Structured Product, which typically represent the first loss position in the Structured Product, are unrated and are subject to higher risks. Equity tranches of Structured Products typically do not have a fixed coupon and payments on equity tranches will be based on the income received from the underlying collateral and the payments made to the senior tranches, both of which may be based on a floating reference rate.

●	Additional risks relating to investing in the subordinated/equity tranche of Structured Products. Up to all of the Fund’s investments in Structured Products may be in the subordinated/equity tranches. Investments in the equity tranches of Structured Products typically represent the first loss position, are unrated and are subject to greater risk. To the extent that any losses are incurred by the Structured Product in respect of any collateral, such losses will be borne first by the owners of the equity interests, which may include the Fund. Any equity interests that the Fund holds in a Structured Product will not be secured by the assets of the Structured Product or guaranteed by any party, and the Fund will rank behind all creditors of the Structured Product, including the holders of the secured notes issued by the Structured Product. Equity interests are typically subject to certain payment restrictions in the indenture governing the senior tranches. Accordingly, equity interests may not be paid in full, may be adversely impacted by defaults by a relatively small number of underlying assets held by the Structured Product and may be subject to up to 100% loss. Structured Products may be highly levered, and therefore equity interests may be subject to a higher risk of loss, including the potential for total loss. The market value of equity interests may be significantly affected by a variety of factors, including changes in interest rates, changes in the market value of the collateral held by the securitization, defaults and recoveries on that collateral and other risks associated with that collateral. The leveraged nature of equity interest is likely to magnify these impacts. Equity interests typically do not have a fixed coupon and payments on equity interests will be based on the income received from the underlying collateral and the payments made to the senior tranches, both of which may be based on floating rates. While the payments on equity interest will be variable, equity interests may not offer the same level of protection against changes in interest rates as other floating rate instruments. Equity interests are typically illiquid investments and subject to extensive transfer restrictions, and no party is under any obligation to make a market for equity interests. At times, there may be no market for equity interests, and the Fund may not be able to sell or otherwise transfer equity interests at their fair value, or at all, in the event that it determines to sell them.

●	Treasury Inflation Protected Securities Risk. The value of TIPS generally fluctuates in response to inflationary concerns. As inflationary expectations increase, TIPS will become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, TIPS will become less attractive and less valuable. Although the principal value of TIPS declines in periods of deflation, holders at maturity receive no less than the par value of the bond. However, if the Funds purchase TIPS in the secondary market, where principal values have been adjusted upward due to inflation since issuance, the Funds may experience a loss if there is a subsequent period of deflation. If inflation is lower than expected during the period the Funds hold a TIPS, then the Funds may earn less on the security than on a conventional bond. The U.S. Treasury began issuing TIPS in 1997. As a result, the market for such securities may be less developed or liquid, and more volatile, than certain other securities markets. Although TIPS with different maturities may be issued in the future, the U.S. Treasury currently issues TIPS in five-year, ten-year and twenty-year maturities.

●	Underlying Fund Risk. (Holbrook Income Fund and Holbrook Structured Income Fund) The Fund may be subject to the risks of the securities and other instruments described herein both through its own direct investments and indirectly through its investments in Underlying Funds. The Fund’s investments in Underlying Funds involve certain additional expenses and certain tax results, which would not be present in a direct investment in the Underlying Funds. See “Investment Companies Risk” above. The ability of the Fund to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives as well as the allocation among those Underlying Funds. Additionally, the Fund will be indirectly exposed to the risks of the portfolio assets held by an Underlying Fund in which the Fund invests, including, but not limited to, those of equity options, derivatives, currencies, index, leverage, and replication management. The value of the Underlying Funds’ investments, and the NAV’s of the shares of both the Fund and the Underlying Funds, will fluctuate in response to various market and economic factors related to the securities markets, as well as the financial condition and prospects of issuers in which the Underlying Funds invest. There can be no assurance that the investment objectives of the Underlying Funds will be achieved.

●	Unrated Securities Risk. Unrated securities may be less liquid than comparable rated securities and involve the risk that Holbrook may not accurately evaluate the security’s comparative credit rating.

●	U.S. Government Securities Risk. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

●	Valuation Risk. The sale price the Funds could receive for a security may differ from a Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets, or that are valued using a fair value methodology. Because portfolio securities of the Funds may be traded on non-U.S. exchanges, and non-U.S. exchanges may be open on days when the Funds does not price its shares, the value of the securities in a Fund’s portfolio may change on days when shareholders will not be able to purchase or sell a Fund’s shares.

●	Volatility Risk. Each Fund’s investments may appreciate or decrease significantly in value over short periods of time. The value of an investment in a Fund’s portfolio may fluctuate due to events or factors that affect industries, sectors or markets generally or that affect a particular investment, industry or sector. The value of an investment in a Fund’s portfolio may also be more volatile than the market as a whole. This volatility may affect a Fund’s NAV per share, including by causing it to experience significant increases or declines in value over short periods of time. Events or financial circumstances affecting individual investments, industries or sectors may increase the volatility of the Fund.

●	Yield Curve Risk. This is the risk that there is an adverse shift in market interest rates of fixed income investments. The risk is associated with either flattening or steepening of the yield curve, which is a result of changing yields among comparable bonds with different maturities. If the yield curve flattens, then the yield spread between long-and short-term interest rates narrows and the price of a bond will change. If the curve steepens, then the spread between the long- and short-term interest rates increases which means long-term bond prices decrease relative to short-term bond prices.

Portfolio Holdings Disclosure: A description of each Fund’s policies regarding the release of portfolio holdings information is available in the Funds’ SAI. Shareholders may request portfolio holdings schedules at no charge by calling 1-877-345-8646.

Cybersecurity

The computer systems, networks and devices used by a Fund and its Service Providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by a Fund and its Service Providers, systems, networks, or devices potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach. The Funds and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party Service Providers.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact a Fund’s business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its NAV; impediments to trading; the inability of the Funds, the Adviser, and other Service Providers to transact business; prevention of Funds investors from purchasing, redeeming or exchanging shares or receiving distributions; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Fund invests; counterparties with which the Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

MANAGEMENT

Investment Adviser

Holbrook Holdings Inc. (“Holbrook” or the “Adviser”) serves as the investment adviser to the Funds. Its principal place of business is 3225 Cumberland Blvd SE, Suite 100, Atlanta, GA 30339. Holbrook was founded in December 2015. As of April 30, 2026, the Adviser had approximately $4.5 billion in assets under management.

Holbrook has entered into an investment advisory agreement (“Advisory Agreement”) with the Funds. Under the agreement, Holbrook receives an annual fee equal to a percentage of each Fund’s average daily net assets as follows:

Fund	Advisory Fee
Holbrook Structured Income Fund	1.00%
Holbrook Income Fund	0.80%
Holbrook Total Return Fund	0.65%

For the fiscal year ended April 30, 2026, the aggregate fee paid to the Adviser with respect to the Holbrook Income Fund was 0.80% of the Holbrook Income Fund’s average daily net assets. For the fiscal year ended April 30, 2026, the aggregate fee paid to the Adviser with respect to the Holbrook Structured Income Fund was 0.98% of the Holbrook Structured Income Fund’s average daily net assets. For the fiscal year ended April 30, 2026, the aggregate fee paid to the Adviser with respect to the Holbrook Total Return Fund was 0.00% of the Holbrook Total Return Fund’s average daily net assets. In addition to investment advisory fees, each Fund pays other expenses including costs incurred in connection with the maintenance of its securities law registration, printing and mailing prospectuses and SAIs to shareholders, certain financial accounting services, taxes or governmental fees, custodial, transfer and shareholder servicing agent costs, expenses of outside counsel and independent accountants, preparation of shareholder reports and expenses of trustee and shareholders meetings.

Holbrook has contractually agreed to reduce each Fund’s fees and/or to make payments to limit Fund expenses through at least September 1, 2027, so that the total annual operating expenses (exclusive of any front-end or contingent deferred loads, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, underlying fund fees and expenses or extraordinary expenses such as litigation) of each Fund do not exceed the following expense ratios:

Fund	Class I	Investor Class	Class A
Holbrook Structured Income Fund	1.50%	2.00%	1.75%
Holbrook Income Fund	1.30%	1.80%	1.55%
Holbrook Total Return Fund	1.15%	N/A	1.40%

These fee waivers and expense reimbursements are subject to possible recoupment from the Funds in future years on a rolling three-year basis (within the three years of when the amount has been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits as well as any expense limitation that was in effect at the time the waiver or reimbursement was made.

Additionally, the Holbrook Income Fund may invest in the Holbrook Structured Income Fund, an open-end registered investment company that is also advised by the Adviser. Fees and expenses of investments in the Holbrook Structured Income Fund will be borne by the Holbrook Income Fund and its shareholders. However, to avoid charging duplicative fees, the Adviser intends to voluntarily waive and/or reimburse the Holbrook Income Fund’s management fee with respect to the amount of its net assets invested in the Holbrook Structured Income Fund.

The Holbrook Income Fund and Holbrook Structured Income Fund may invest in the Holbrook Total Return Fund, an open-end registered investment company that is also advised by the Adviser. Fees and expenses of investments in the Holbrook Total Return Fund will be borne by the Holbrook Income Fund or Holbrook Structured Income Fund and each respective fund’s shareholders. However, to avoid charging duplicative fees, the Adviser intends to voluntarily waive and/or reimburse the Holbrook Income Fund’s and Holbrook Structured Income Fund’s management fee with respect to the amount of its net assets invested in the Holbrook Total Return Fund. The amount of this voluntary waiver and/or reimbursement will fluctuate depending on each Fund’s daily allocations to Holbrook Total Return Fund.

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement with respect to the Holbrook Income Fund and the Holbrook Structured Income Fund is available in the Funds’ Form N-CSR filing dated April 30, 2026. A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement with respect to the Holbrook Total Return Fund is available in the Fund’s Form N-CSRS filing dated October 31, 2025.

Portfolio Managers

Scott Carmack, Portfolio Manager (with respect to all Funds)

Mr. Carmack has served as Chief Executive Officer of the Adviser since 2016. Mr. Carmack has over 20 years of investment management experience. He worked for the Boutique Bond Fund from 2011 to 2015, serving first as an analyst, then as a portfolio manager and President. Previously, he worked from 2003 to 2010, as a proprietary trader at Evolution, Assent and Chimera Securities. From 2001 to 2003, Mr. Carmack served as an analyst at JP Morgan Private Bank. Mr. Carmack graduated from Harvard University with honors with a degree in economics.

Ethan Lai, Portfolio Manager (with respect to all Funds)

Mr. Lai joined the Adviser in 2021 and serves as Portfolio Manager. Prior to joining Holbrook, Mr. Lai was an Associate Director at CSG Investments, Inc., a subsidiary of Beal Bank, in Dallas, TX. He worked for the Boutique Bond Fund from 2016 to 2020, serving first as an analyst, then as a portfolio manager. Mr. Lai began his career in investment banking at SunTrust Robinson Humphrey (now Truist) followed by a role at Goldman Sachs in their investment management division in Atlanta, GA. He graduated in 2012 with a degree in mechanical engineering from the Georgia Institute of Technology.

The SAI provides additional information about each Portfolio Manager’s compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager’s ownership of securities in each Fund, as applicable.

Changes of Investment Policies (Holbrook Structured Income Fund, Holbrook Income Fund, and Holbrook Total Return Fund)

In accordance with Rule 35d-1 under the 1940 Act, the Holbrook Structured Income Fund has adopted an investment policy that it will, under normal conditions, invest at least 80% of the value of its net assets (plus any borrowings for investment purposes) in Structured Products. This requirement is applied at the time of investment. The 80% investment policy of a Fund may be changed at any time by the Board of Trustees. Shareholders will be given written notice at least 60 days prior to any change by a Fund of its 80% investment policy.

In accordance with Rule 35d-1 under the 1940 Act, the Holbrook Income Fund has adopted an investment policy that it will, under normal conditions, invest at least 80% of the value of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of fixed income instruments. This requirement is applied at the time of investment. The 80% investment policy of a Fund may be changed at any time by the Board of Trustees. Shareholders will be given written notice at least 60 days prior to any change by a Fund of its 80% investment policy.

The Holbrook Total Return Fund has adopted a non-fundamental investment policy that it will, under normal conditions, invest at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income investments, including bonds, notes, and other debt instruments, and derivatives relating to such investments. The requirement is applied at the time of investment. The 80% investment policy of the Fund may be changed at any time by the Board of Trustees. Shareholders will be given written notice at least 60 days prior to any change by the Fund of its 80% investment policy.

DETERMINATION OF NET ASSET VALUE

The net asset value (“NAV”) and offering price (NAV plus any applicable sales charges) of each class of shares is determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business. NAV is computed by determining, on a per class basis, the aggregate market value of all assets of a Fund, less its liabilities, divided by the total number of shares outstanding ((assets liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, P.O. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of each Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by each Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, each Fund’s securities listed on an exchange are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the- counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

In accordance with procedures approved by the Board (“Valuation Procedures”), if market quotations are not readily available or if, in the opinion of a Fund’s Adviser, the market quotation that is used to value a security does not represent a readily available market quotation or does not reflect the fair value of the security, the security will be valued at its fair market value (“Fair Valuation”) as determined in good faith by a valuation designee (the “Valuation Designee”). The Board has delegated certain valuation responsibilities to the Valuation Designee in accordance with the Valuation Procedures. The Valuation Procedures also require Fair Valuation of certain other types of securities, such as illiquid securities. In all of these cases, a Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price. Because Fair Valuation involves subjective judgments, Fair Valuation may result in a price materially different from the prices used by other mutual funds to determine net asset value, or from the price that may be realized upon the actual sale of the security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has appointed the Adviser as its Valuation Designee for all fair value determinations and responsibilities, other than overseeing pricing service providers used by the Trust, including the Funds. This designation is subject to Board oversight and certain reporting and other requirements designed to facilitate the Board’s ability effectively to oversee the designee’s fair value determinations. The Valuation Designee may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board shall be responsible for reviewing and approving fair value methodologies utilized by a Valuation Designee, which approval shall be based upon whether the Valuation Designee followed the Valuation Procedures approved by the Board.

Each Fund may use independent pricing services to assist in calculating the fair market value of the Fund’s securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for a Fund. Because a Fund or an underlying fund may hold portfolio securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the Fund or an underlying fund does not price its shares, the value of some of the Fund’s portfolio securities may change on days when you may not be able to buy or sell Fund shares. In computing the NAV, each Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in a Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before a Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair Valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of a Fund’s NAV by short-term traders.

With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies, and certain closed-end funds registered under the 1940 Act, the Fund’s net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these investment companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

The shares of many funds that trade on an exchange (such as ETFs and certain closed-end investment companies), after their initial public offering, frequently trade at a price per share that is different than the NAV per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or premium on shares of any ETF or closed-end investment company purchased by each Fund will not change.

HOW TO PURCHASE SHARES

Share Classes: This Prospectus describes three classes of shares offered by the Holbrook Structured Income Fund and Holbrook Income Fund: Class I shares, Investor Class shares and Class A shares; and two classes of shares offered by the Holbrook Total Return Fund: Class I shares and Class A shares. The Funds offer these different classes of shares so that you can choose the class that best suits your investment needs. Refer to the information below to help you make your investment decision. The main differences between each class are ongoing fees and minimum investments. In choosing which class of shares to purchase, you should consider which will be most beneficial to you, given the amount of your purchase and the length of time you expect to hold the shares. For information on ongoing distribution fees, see the section entitled Distribution Fees in this Prospectus. Each class of shares in each Fund represents an interest in the same portfolio of investments within each Fund. There is no investment minimum on reinvested distributions, and each Fund may change investment minimums at any time. Each Fund and the Adviser may each waive investment minimums at their individual discretion. All share classes may not be available for purchase in all states.

Class I shares: Class I shares of each Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees, but have a higher minimum initial investment than Investor Class shares. This means that 100% of your initial investment is placed into shares of the Fund. Class I shares require a minimum initial investment of $100,000 and the minimum subsequent investment is $500.

Class I shares are available to certain institutional investors, and directly to certain individual investors as set forth below:

●	Institutional Investors may include, but are not limited to, corporations, retirement plans, foundations/endowments and investors who purchase through a wrap account offered through a selling group member that enters into a wrap fee program agreement with the Distributor.

●	Individual Investors include trustees, officers and employees of the Trust and its affiliates, and immediate family members of all such persons.

●	Clients of the Adviser.

For accounts sold through financial intermediaries, it is the primary responsibility of the financial intermediary to ensure compliance with eligibility requirements such as investor type and investment minimums.

Investor Class Shares: (Holbrook Structured Income Fund and Holbrook Income Fund only) Investor Class shares of each Fund are sold at NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund. Under the Funds’ distribution and services plan adopted pursuant to Rule 12b-1 under the 1940 Act, Investor Class shares pay up to 0.50% on an annualized basis of the average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to each Fund and/or shareholder services. Over time, fees paid under this distribution and service plan will increase the cost of an Investor Class shareholder’s investment and may cost more than other types of sales charges. The minimum initial investment in Investor Class shares of each Fund is $2,500. The minimum subsequent investment in Investor Class shares of each Fund is $100.

Class A Shares: Class A shares are offered at their public offering price, which is NAV plus the applicable sales charge and is subject to 12b-1 distribution fees of up to 0.25% of the average daily net assets of Class A shares. The minimum initial investment in Class A shares of each Fund is $2,500 for all accounts. The minimum subsequent investment in Class A shares of each Fund is $100 for all accounts. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. The following sales charges, which may be waived in the Adviser’s discretion, apply to your purchases of Class A shares of each Fund:

Holbrook Structured Income Fund and Holbrook Total Return Fund:

Amount Invested	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Amount Invested	Dealer Reallowance
Under $100,000	2.25%	2.30%	2.00%
$100,000 to $249,999	1.75%	1.78%	1.50%
$250,000 to $499,999	1.25%	1.26%	1.00%
$500,000 and over	None	None	None

(1)	Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.

Holbrook Income Fund:

Amount Invested	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Amount Invested	Dealer Reallowance
Under $100,000	1.25%	1.27%	1.00%
$100,000 to $249,999	0.75%	0.76%	0.50%
$250,000 and above	None	None	None

(1)	Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.

How to Reduce Your Sales Charge

You may be eligible to purchase Class A shares at a reduced sales charge. To qualify for these reductions, you must notify the Funds’ distributor, Northern Lights Distributors, LLC (the “Distributor”), in writing and supply your account number at the time of purchase. You may combine your purchase with those of your “immediate family” (your spouse and your children under the age of 21) for purposes of determining eligibility. If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

Rights of Accumulation: To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you may combine your new purchases of Class A shares with Class A shares of a Fund that you already own. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other Class A shares that you own. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares.

Shares of each Fund are held as follows and cannot be combined with your current purchase for purposes of reduced sales charges:

●	Shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, a different broker-dealer, a bank, a separate insurance company account or an investment advisor);

●	Shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (for example, a 401(k) plan) other than employer-sponsored IRAs;

●	Shares held directly in a Fund account on which the broker-dealer (financial advisor) of record is different than your current purchase broker-dealer.

Letter of Intent: Under a Letter of Intent (“LOI”), you commit to purchase a specified dollar amount of Class A shares of a Fund, with a minimum of $25,000, during a 13-month period. At your written request, Class A share purchases made during the previous 90 days may be included. The amount you agree to purchase determines the initial sales charge you pay. If the full-face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested. You are not legally bound by the terms of your LOI to purchase the amount of your shares stated in the LOI. The LOI does, however, authorize a Fund to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, a Fund’s transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

Repurchase of Class A Shares: If you have redeemed Class A shares of a Fund within the past 120 days, you may repurchase an equivalent amount of Class A shares of a Fund at NAV, without the normal front-end sales charge. In effect, this allows you to reacquire shares that you may have had to redeem, without repaying the front-end sales charge. You may exercise this privilege only once and must notify a Fund that you intend to do so in writing. A Fund must receive your purchase order within 120 days of your redemption. Note that if you reacquire shares through separate installments (e.g., through monthly or quarterly repurchases), the sales charge waiver will only apply to those portions of your repurchase order received within 120 days of your redemption.

Sales Charge Waivers

The sales charge on purchases of Class A shares is waived for certain types of investors, including:

●	Current and retired directors and officers of any Fund sponsored by the Adviser or any of their subsidiaries, their families (e.g., spouse, children, mother or father).

●	Employees of the Adviser and their families, or any full-time employee or registered representative of the Distributor or of broker-dealers having dealer agreements with the Distributor (a “Selling Broker”) and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).

●	Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of a Fund’s shares and their immediate families.

●	Participants in certain “wrap-fee” or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the Distributor.

●	Clients of financial intermediaries that have entered into arrangements with the Distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisers may charge a separate fee.

●	Institutional investors (which may include bank trust departments and registered investment advisers).

●	Any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction

●	fee and that have entered into agreements with the Distributor.

●	Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.

●	Employer-sponsored retirement or benefit plans with total plan assets in excess of $5 million where the plan’s investments in a Fund are part of an omnibus account. A minimum initial investment of $1 million in a Fund is required. The Distributor in its sole discretion may waive these minimum dollar requirements.

●	Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares.

●	Any purchases by clients of the Adviser or purchases referred through the Adviser.

The Funds do not waive sales charges for the reinvestment of proceeds from the sale of shares of a different fund where those shares were subject to a front-end sales charge (sometimes called an “NAV transfer”). Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary. Please consult your financial adviser for further information.

Factors to Consider When Choosing a Share Class: When deciding which class of shares to purchase, you should consider your investment goals, present and future amounts you may invest in a Fund, and the length of time you intend to hold your shares. To help you make a determination as to which class of shares to buy, please refer back to the examples of each Fund’s expenses over time in the Fees and Expenses of the Fund section for such Fund in this Prospectus. You also may wish to consult with your financial adviser for advice with regard to which share class would be most appropriate for you.

Purchasing Shares: You may purchase shares of a Fund by sending a completed application form (the “Application”) to the following address:

Regular/Express
[Fund Name]
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, OH 45246

Overnight Mail
[Fund Name]
c/o Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

Customer Identification Program (“CIP”) and Anti-Money Laundering (“AML”) Disclosure

Important Information About Procedures for Opening a New Account

To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions, including mutual funds, to obtain, verify, and record information that identifies each person or entity that opens an account, to the extent reasonable and practicable. This notice is provided in accordance with the USA PATRIOT Act of 2001 and the regulations issued thereunder.

What this means for you: When you open an account, the Fund and/or its agents, including the Transfer Agent, will request your full name, residential or business street address, date of birth for individuals, and an identification number, such as a Social Security Number or Taxpayer Identification Number (“TIN”), and may request other information that will allow the Fund to identify you. A P.O. Box is not sufficient and will not be accepted as a primary residential or business street address, although it may be used as a mailing address.

For legal entities, the Fund may require documentation verifying the legal existence of the entity and, as required by applicable law, identifying and verifying the identity of beneficial owners and/or control persons. The Fund may also request to see a driver’s license, passport, or other identifying documents. The Fund may also check customer information against government lists, as required or permitted by applicable law. The Fund will retain records of the information used to verify identity in accordance with applicable law.

Verification Process: The Fund and/or its agents reserve the right to:

●	Refuse to open an account or delay the processing of a purchase order if the required information is not provided;

●	Restrict transactions, close an account, or take other steps if identity cannot be verified within a reasonable timeframe; and/or

●	Take any other action required or permitted by applicable law, including freezing an account or its assets.

Account Closure/Redemption

If an account is closed because identity cannot be verified, shares will be redeemed at the next calculated net asset value (“NAV”) following the closure, or as otherwise permitted by applicable law. To the extent permitted by applicable law, the Fund, the Transfer Agent, and their respective affiliates and agents will not be liable for any loss, including market fluctuations, resulting from delays, restrictions, or account closures related to this verification process.

Initial Purchase Methods: To open an account, you must submit a completed New Account Application in good order. Initial investments may be funded via federal funds wire transfer, Automated Clearing House (ACH), or check drawn on a U.S. financial institution. The Fund offers its shares at the NAV next determined after an order is received in good order on a Business Day. The Fund reserves the right to reject any purchase order or payment method at its sole discretion.

Purchase through Brokers: You may invest in each Fund through brokers or agents who have entered into selling agreements with such Fund’s distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of a Fund. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on a Fund’s behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of a Fund. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from a Fund. You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire: If you wish to wire money to make an investment in a Fund, please call the Fund at 1-877-345-8646 for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. Each Fund will normally accept wired funds for investment on the day received if they are received by the respective Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automated Clearing House (ACH) Purchase: Current shareholders may purchase additional shares via Automated Clearing House (“ACH”). To have this option added to your account, please send a letter to the Fund requesting this option and supply a voided check for the bank account. Only bank accounts held at domestic institutions that are ACH members may be used for these transactions.

You may not use ACH transactions for your initial purchase of Fund shares. ACH purchases will be effective at the closing price per share on the business day after the order is placed. The Fund may alter, modify or terminate this purchase option at any time.

Shares purchased by ACH will not be available for redemption until the transactions have cleared. Shares purchased via ACH transfer may take up to 15 days to clear.

Payment for Shares and Good Funds Policy: The Fund accepts payment for shares by check, Automated Clearing House (“ACH”) transfer, or wire transfer. All purchase orders are subject to acceptance by the Fund and will be executed at the next net asset value (“NAV”) calculated after the order is received in good order. Payments made by check or ACH may be subject to a collection period to ensure that the payment has cleared and is received in good funds. If you redeem shares shortly after purchasing them by check or ACH, the Fund may delay sending the redemption proceeds for up to 10 business days, or longer if necessary, to allow the purchase payment to clear. This collection period does not apply to purchases made by wire transfer, which are generally considered good funds upon receipt. If a check or ACH payment does not clear, the purchase may be cancelled. You will be responsible for any resulting loss or expense incurred by the Fund or its Transfer Agent, as well as any applicable fees.

Automatic Investment Plan: You may participate in each Fund’s Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in a Fund through the use of electronic funds transfers or automatic bank drafts. You may make subsequent investments by transfers of a minimum of $500 for Class I shares or $100 for Investor and Class A shares on specified days of each month into your established Fund account. Please contact each Fund at 1-877-345-8646 for more information about the respective Fund’s Automatic Investment Plan.

Minimum and Additional Investment Amounts: The minimum initial investment in Class I shares is $100,000. The minimum initial investment in Investor Class shares is $2,500. The minimum initial investment in Class A shares is $2,500. The minimum subsequent investment in Class I shares, Investor Class shares and Class A shares is $500, $100 and $100, respectively. There is no minimum investment requirement when you are buying shares by reinvesting dividends and distributions from a Fund. Each Fund reserves the right to waive any investment minimum requirement.

Each Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. Make all checks payable to either the Holbrook Structured Income Fund, the Holbrook Income Fund, or the Holbrook Total Return Fund.

Unacceptable Forms of Payment: The Funds generally do not accept cash equivalents for the purchase of shares, including, but not limited to: cash, cashier’s checks, bank official checks, certified checks, bank money orders, third-party checks (except for properly endorsed IRA transfer and rollover checks), counter checks, starter checks, traveler’s checks, money orders, credit card checks, cryptocurrency, or payments drawn on non-U.S. financial institutions.

Returned Check/NSF Fee: If your check or electronic payment does not clear, you will be responsible for any loss or expense incurred by the Fund or its Transfer Agent, as well as any applicable fees. A $25 fee will be charged to defray bank charges and processing costs associated with the returned payment. The Fund reserves the right to redeem shares from your account to cover any unpaid amounts.

When Order is Processed: All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the Fund receives your application or request in good order. All requests received in good order by each Fund before 4:00 p.m. (Eastern Time) will be processed on that same day. Requests received after 4:00 p.m. (Eastern Time) will be processed on the next business day.

Purchase Requests in Good Order: A purchase request will be considered to be in “good order” only if it includes all of the following:

●	A completed and signed account application for a new account;

●	The exact dollar amount of the investment;

●	For an existing account, the account number and the name(s) exactly as registered on the account;

●	Payment in U.S. dollars, payable to the Fund; and

●	Any documentation reasonably required by the Fund or its transfer agent to verify the identity or authority of the person(s) making the purchase.

Purchase requests that are incomplete, unclear, or submitted without the required documentation may be delayed or rejected. The Fund and its transfer agent are not responsible for delays or losses resulting from requests not received in good order.

Retirement Plans: You may purchase shares of either Fund for your individual retirement plans. Please call either Fund at 1-877-345-8646 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

HOW TO REDEEM SHARES

Redeeming Shares: If you hold shares directly through an account with a Fund, you may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

Regular/Express
[Fund Name]
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, OH 45246

Overnight Mail
[Fund Name]
c/o Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

Telephone Transactions: You may purchase or redeem Fund shares by calling 1-877-345-8646. Telephone transaction privileges are automatically available for new accounts unless you decline them on your account application or later revoke them by written instruction to the Fund or its Transfer Agent.

Telephone instructions, if received in good order before the applicable cut-off time, will be processed at the Fund’s next determined net asset value (“NAV”). Redemption proceeds will be sent promptly to your address of record by check or to your bank account of record by ACH or wire transfer. Telephone redemptions are generally limited to $50,000 per account. Requests for amounts above this limit must be submitted in writing and must include a Medallion Signature Guarantee.

During periods of heavy market activity or other unusual conditions, you may experience difficulty reaching the Fund or its Transfer Agent. Please allow additional time to place your transaction. The Fund or its Transfer Agent will not be held liable for any loss if you are unable to reach them to place a telephone transaction.

The Fund and its Transfer Agent use reasonable procedures to verify the authenticity of telephone instructions. These may include requiring an account number, a personal identification number (“PIN”), if applicable, recording calls, and/or written confirmations. If these procedures are followed, neither the Fund nor its Transfer Agent will be responsible for any loss, liability, cost, or expense arising from unauthorized or fraudulent telephone instructions.

If you own an IRA, you will be asked to make an election regarding federal and applicable state income tax withholding at the time of a redemption.

For your protection, telephone redemptions may be restricted for 30 calendar days following a change of address or a change or addition of banking information. The Fund may also require a signature guarantee or other documentation for certain transactions. The Fund reserves the right to modify, suspend, or terminate the telephone transaction privilege at any time, with or without notice.

Redemptions through Broker: If shares of a Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the applicable Fund. The servicing agent may charge a fee for this service.

Wire Fee: A fee of $15 will be charged for each wire transfer of redemption proceeds. This fee will be deducted directly from your account and is subject to change without notice. Your bank or any intermediary institution may also charge a separate fee for receiving the wire. The Fund and its transfer agent are not responsible for any delays or additional fees imposed by the receiving bank or any intermediary institution.

Systematic Withdrawal Plan (“SWP”): Shareholders may redeem shares through a Systematic Withdrawal Plan (“SWP”), which provides for regular, periodic redemptions in accordance with the shareholder’s instructions and the transfer agent’s procedures. With the shareholder’s authorization, the transfer agent will process SWP redemptions in the amount and frequency selected by the shareholder at the Fund’s net asset value (“NAV”) next determined after receipt of the applicable redemption instructions in good order. Shareholders may change or terminate SWP instructions at any time by contacting the transfer agent. The Fund and/or the transfer agent may modify, suspend, or terminate the SWP at any time.

Redemptions in Kind: It is expected that payment of redemption proceeds will normally be made from uninvested cash or short-term investments or proceeds from the sale of portfolio securities. It is possible that stressed market conditions or large shareholder redemptions may result in the need for utilization of a Fund’s ability to redeem in kind in order to meet shareholder redemption requests. Each Fund reserves the right to honor requests for redemption or repurchase orders made by a shareholder during any 90-day period by making payment in whole or in part in portfolio securities (“redemption in kind”) if the amount of such a request is large enough to affect operations (if the request is greater than the lesser of $250,000 or 1% of the Fund’s net assets at the beginning of the 90-day period). The securities will be chosen by the Fund and valued using the same procedures as used in calculating such Fund’s NAV. A shareholder may incur transaction expenses in converting these securities to cash.

Redemptions Proceeds: Redemption proceeds normally will be sent on the next Business Day after the Fund receives a redemption request in good order. As permitted by federal law, the Fund may delay payment of redemption proceeds for up to seven calendar days. If you redeem shares shortly after purchasing them by check or Automated Clearing House (“ACH”) transfer, the Fund may delay sending the redemption proceeds until the purchase payment has cleared and has been received in good funds, which may take up to 10 business days, or longer if necessary. Redemption proceeds generally may be sent by check to your address of record or by ACH or wire transfer to your bank account of record, subject to the Fund’s requirements and the transfer agent’s procedures.

Redemption Requests in Good Order:

A written redemption request will be considered to be in “good order” only if it includes all of the following:

●	The name of the Fund and the account number

●	The exact dollar amount or number of shares to be redeemed

●	The name(s) of the registered account owner(s), exactly as they appear on the account

●	The signature(s) of all registered owners

●	Any required signature guarantee or medallion signature guarantee, if applicable

●	Any documentation reasonably required by the Fund or its transfer agent to verify the identity or authority of the person(s) requesting the redemption

Written redemption requests that are incomplete, unclear, unsigned, or submitted without the required documentation or signature guarantees may be delayed or rejected. The Fund and its transfer agent are not responsible for processing delays or losses resulting from requests not received in good order.

Medallion Signature Guarantee Requirements

To protect shareholders and the Fund from potential fraud, the Fund and/or its transfer agent (the “Transfer Agent”) may require a signature guarantee, including a Medallion Signature Guarantee (“MSG”), in certain circumstances. An MSG is a stamped certification from an eligible guarantor institution that verifies the authenticity of a signature and the authority and capacity of the person signing.

The Fund and/or the Transfer Agent require an MSG in situations including, but not limited to, the following:

●	The redemption amount exceeds $50,000 (or such other threshold as may be established by the Fund and/or the Transfer Agent);

●	Proceeds are requested to be mailed to an address or sent to a bank account that was changed or added within the past 30 calendar days;

●	Proceeds are requested to be made payable to a person or entity other than the registered account owner;

●	The proceeds are requested to be sent to a a financial institution account that is not in the shareholder’s name;

●	The account registration or ownership is being changed;

●	Instructions are submitted by mail with alternate delivery instructions, special processing, or other non-standar processing; or

●	Any other circumstance in which the Fund or its transfer agent reasonably determines that additional documentation or verification is appropriate.

An MSG must be obtained from an eligible guarantor institution that participates in a recognized Medallion Signature Guarantee program (STAMP, SEMP, or MSP). These institutions typically include banks, savings associations, credit unions, and broker-dealers. A notary seal is not an acceptable substitute for an MSG.

Shareholders should contact the Transfer Agent in advance if they are unsure whether an MSG will be required. The Fund and/or the Transfer Agent reserve the right, in their discretion, to waive or require an MSG and to reject any signature guarantee they deem unacceptable.

Federal and State Income Tax Withholding (IRAs and Other Retirement Accounts): Distributions from IRAs and other retirement accounts may be subject to federal income tax withholding and, where applicable, state income tax withholding. Federal income tax generally will be withheld from IRA distributions unless you elect otherwise on the applicable request form. If you do not make a withholding election, withholding will be applied in accordance with applicable law and IRS rules. State income tax withholding may also apply depending on your state of residence and applicable state law. Withholding is not a determination of your actual tax liability.

Share-Class Conversions: Subject to the eligibility requirements and policies and procedures of the applicable Fund, a shareholder may be permitted to convert shares of one class of a Fund into shares of another class of the same Fund. The shareholder must satisfy the eligibility and minimum-investment requirements applicable to the receiving class.

A share-class conversion would be effected based on the relative net asset values (“NAVs”) of the applicable classes and will not be subject to a sales charge or conversion fee. A share-class conversion generally is not expected to be a taxable event for U.S. federal income tax purposes. Shareholders should consult their tax advisers regarding the tax consequences of a conversion based on their individual circumstances.

A Fund may automatically convert a shareholder’s investment into another eligible share class if the shareholder no longer satisfies the eligibility requirements applicable to the current class. The Funds reserve the right to modify, suspend, or discontinue the share-class conversion privilege at any time, subject to applicable law.

Low Balances: If at any time your account balance falls below $2,000 ($1,000 for retirement accounts), a Fund may notify you that, unless the account is brought up to at least $2,000 ($1,000 for retirement accounts) within 30 days of the notice, your account could be closed. After the notice period, a Fund may redeem all of your shares and close your account by sending you a check to the address of record. Your account will not be closed if the account balance drops below $2,000 ($1,000 for retirement accounts) due to a decline in NAV.

Lost Shareholders, Inactive Accounts and Unclaimed Property: Unclaimed property laws may require the Fund or its transfer agent to transfer the assets of accounts that are considered abandoned, inactive, or lost (due to returned mail) to the appropriate state authority. An account may be deemed unclaimed if the shareholder has not initiated any contact or transaction within a time period specified by applicable state law. Before any transfer to the state is made, the Fund or its transfer agent will send a due diligence notice to the shareholder, if legislatively required.

In some cases, this process is referred to as escheatment, and shareholders may be required to reclaim the assets from the applicable state’s unclaimed property office. Some states may also require the liquidation of shares prior to escheatment, and shareholders may only be entitled to receive the cash value at the time of sale. For retirement accounts, such escheatment may be treated as a taxable distribution, and federal and/or state income tax withholding may apply.

To help avoid escheatment, shareholders should maintain current contact information and periodically initiate contact with the Fund or its transfer agent. Examples of shareholder-initiated contact include written correspondence, telephone inquiries, or initiating a transaction in the account. In accordance with Texas law, residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. A Texas Designation of Representative Form is available for making such an election.

Rights Reserved by the Funds: Each Fund and its agents reserve the right, at any time and subject to applicable law, to: (i) reject or cancel all or any portion of a purchase order; (ii) modify any terms or conditions applicable to the purchase or redemption of shares of a Fund; (iii) reject or cancel a request to establish an Automatic Investment Plan (“AIP”) or Systematic Withdrawal Plan (“SWP”); (iv) modify or terminate any sales-charge waiver or exception; and (v) suspend, modify, or withdraw all or any portion of the offering made by this Prospectus.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds discourage and do not accommodate market timing. Frequent trading into and out of a Fund can harm the respective Fund’s shareholders by disrupting that Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Each Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Funds’ Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Fund currently uses several methods to reduce the risk of market timing. These methods include:

●	Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to a Fund’s “Market Timing Trading Policy;”

●	Rejecting or limiting specific purchase requests; and

●	Rejecting purchase requests from certain investors.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, each Fund seeks to make judgments and applications that are consistent with the interests of the Fund’s shareholders.

Based on the frequency of redemptions in your account, the Adviser or transfer agent may in its sole discretion determine that your trading activity is detrimental to a Fund as described in the Fund’s Market Timing Trading Policy and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into such Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of such Fund.

Each Fund reserves the right to reject or restrict purchase requests for any reason, particularly when the shareholder’s trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Fund nor the Adviser will be liable for any losses resulting from rejected purchase orders. The Adviser may also bar an investor who has violated these policies (and the investor’s financial advisor) from opening new accounts with the Funds.

Although the Funds attempt to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that a Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Funds. While the Funds will encourage financial intermediaries to apply the Fund’s Market Timing Trading Policy to their customers who invest indirectly in the Funds, each Fund is limited in its ability to monitor the trading activity or enforce the Fund’s Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, a Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Funds’ Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, a Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund’s Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information to the extent known to the broker to the Funds upon request. If a Fund, its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Each Fund intends to distribute substantially all of its net investment income monthly and net capital gains annually. Both types of distributions will be reinvested in shares of a Fund unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, except that the Fund’s dividends attributable to its “qualified dividend income” (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which a Fund satisfies certain holding period and other restrictions), if any, generally are subject to federal income tax for non-corporate shareholders who satisfy those restrictions with respect to their Fund shares at the rate for net capital gain — a maximum of 20%. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares. Any dividends or capital gain distributions you receive from a Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year a Fund will inform you of the amount and type of your distributions.

When you redeem, sell or exchange Fund shares, you will generally realize a taxable gain or loss (unless you are a tax-exempt investor or your investment is in a qualified retirement account). This gain or loss is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold. (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in a Fund). Each Fund (or its administrative agent) is required to report to the Internal Revenue Service (“IRS”) and furnish to shareholders the cost basis information for sale transactions of shares.

An additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

Cost-Basis Reporting: The Fund is required to report cost-basis information to the Internal Revenue Service (“IRS”) and to shareholders on Form 1099-B for redemptions of covered shares, which generally are shares acquired on or after January 1, 2012. The Fund’s standing default cost-basis calculation method is Average Cost. This method will be applied to your covered shares unless you affirmatively elect another cost-basis method accepted by the IRS and supported by the Fund’s transfer agent, such as First-In, First-Out (“FIFO”) or Specific Share Identification. You may make an election for future transactions by providing written instructions or by contacting Shareholder Services at 1-877-345-8646. In accordance with applicable IRS requirements, a cost-basis method used for a redemption of covered shares may not be changed after the applicable election becomes irrevocable. The cost-basis method you select may have significant tax consequences. The Fund and its transfer agent do not provide tax advice. You should consult your tax adviser regarding the cost-basis method most appropriate for your individual circumstances.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires a Fund to withhold a percentage of any dividend, redemption or exchange proceeds (currently, at a rate of 24%). Each Fund reserves the right to reject any application that does not include a certified social security or other taxpayer identification number. If you do not have a social security number, you should indicate on the purchase form that your application to obtain a social security number is pending. Each Fund may be required to withhold taxes if a taxpayer identification number is not delivered to the Fund within seven days.

The foregoing is only a brief summary of certain U.S. federal income tax consequences of investing in the Fund. This summary is not intended to be and should not be construed to be legal or tax advice. You should consult your own tax advisers to determine the tax consequences of owning the Fund’s shares. See “Tax Status” in the Fund’s SAI for more information.

DISTRIBUTION OF SHARES

Distributor: Northern Lights Distributors, LLC, 4221 North 203rd Street, Ste. 100, Elkhorn, Nebraska 68022-3474, is the distributor for the shares of each Fund. Northern Lights Distributors, LLC is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund are offered on a continuous basis.

Distribution Fees: Investor Class shares have adopted a Distribution Plan (“12b-1 Plan” or “Plan”), pursuant to which each applicable Fund may pay the Distributor an annual fee for distribution and shareholder servicing expenses of up to 0.50% of the Fund’s average daily net assets attributable to Investor Class shares. Class A shares have adopted a Distribution Plan (“12b-1 Plan” or “Plan”), pursuant to which each Fund may pay the Distributor an annual fee for distribution and shareholder servicing expenses of up to 0.25% of each Fund’s average daily net assets attributable to Class A shares.

The Distributor and other entities are paid under the Plan for services provided and the expenses borne by the Distributor and others in the distribution of Fund shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of each Fund’s shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor or other entities may utilize fees paid pursuant to the Plan to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.

You should be aware that if you hold your shares for a substantial period of time, you may indirectly pay more than the economic equivalent of the maximum front-end sales charge allowed by FINRA due to the recurring nature of distribution (12b-1) fees.

Additional Compensation to Financial Intermediaries: The Distributor, its affiliates, and the Funds’ Adviser may, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of either Fund, including affiliates of the Adviser. Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others. These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus. These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of either Fund on a sales list, including a preferred or select sales list, or other sales programs. These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to either Fund’s shareholders. The Distributor may, from time to time, provide promotional incentives, including reallowance and/or payment of up to the entire sales charge, to certain investment firms. Such incentives may, at the Distributor’s discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions.

Householding: To reduce expenses, each Fund mails only one copy of the prospectus and each annual and semi-annual report (or, if applicable, each notice of electronic accessibility thereof) to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call either Fund at 1-877-345-8646 on days the Fund is open for business or contact your financial institution. The Fund will begin sending you individual copies thirty days after receiving your request.

Account Statements and Transaction Statements: You will receive periodic account statements summarizing all account activity, including purchases, redemptions, exchanges, and any reinvested dividends or capital gains. Additionally, a transaction confirmation will be sent for each financial transaction that occurs in your account, except for those taking place on a recurring basis, such as through an automatic investment plan or for dividend and capital gain distributions. For recurring transactions, the details will appear on your periodic account statement, serving as confirmation for such activity. It is your responsibility to carefully review all transaction confirmations and account statements for accuracy immediately upon receipt. You must contact the Fund or its Transfer Agent in writing or by telephone promptly within 60 days of the date of the statement or confirmation that first reflects the disputed item. If you fail to provide timely notification within this 60-day period, you will be deemed to have ratified all account activity set forth therein, and the Fund and its agents will not be liable for any losses that may result from your failure to report the issue.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Holbrook Income Fund’s, the Holbrook Structured Income Fund’s and the Holbrook Total Return Fund’s financial performance for the past five years or the period of each Fund’s operations. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the applicable Fund (assuming reinvestment of all dividends and distributions). The information for the years (or periods) ended April 30, 2026, April 30, 2025, April 30, 2024, and April 30, 2023 for the Holbrook Income Fund and the Holbrook Structured Income Fund, the information for the period ended April 30, 2026 with respect to the Holbrook Total Return Fund, and the information for the year ended April 30, 2022, with respect to the Holbrook Income Fund, has been derived from financial statements audited by Cohen & Company, Ltd., the Funds’ Independent Registered Public Accounting Firm, whose report, along with the Funds’ financial statements and related notes, are included in the Funds’ most recent Form N-CSR, which is available upon request and is incorporated by reference in the SAI.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year/Period

Holbrook Income Fund
	Class I
	Year Ended		Year Ended	Year Ended		Year Ended		Year Ended
	April 30, 2026		April 30, 2025	April 30, 2024		April 30, 2023		April 30, 2022
Net asset value, beginning of year	$9.70		$9.69	$9.65		$10.27		$10.67
Activity from investment operations:
Net investment income(1)	0.57		0.58	0.68		0.58		0.45
Net realized and unrealized gain (loss) on investments	0.11		0.11	0.08		(0.62)		(0.34)
Total from investment operations	0.68		0.69	0.76		(0.04)		0.11
Less distributions from:
Net investment income	(0.62)		(0.68)	(0.72)		(0.58)		(0.49)
Net realized gains	—		—	—		—		(0.01)
Return of Capital	—		—	—		—		(0.01)
Total distributions	(0.62)		(0.68)	(0.72)		(0.58)		(0.51)
Net asset value, end of year	$9.76		$9.70	$9.69		$9.65		$10.27
Total return(2)	7.15%		7.38%	8.17	%(6)	(0.34	)%(6)	0.92%
Net assets, at end of year (000s)	$3,101,231		$1,875,553	$1,309,324		$930,463		$606,759
Ratio of gross expenses to average net assets(3)	1.04	%(4)	1.05%	1.06	%(4)	1.08	%(4)	1.09%
Ratio of net expenses to average net assets	1.03	%(4)	1.05%	1.04	%(4)	1.06	%(4)	1.09%
Ratio of net investment income to average net assets	5.79	%(4,5)	5.95%	7.03	%(4,5)	5.85	%(4,5)	4.28%
Portfolio Turnover Rate	49%		68%	36%		36%		70%

(1)	The net investment income per share data was determined using the average shares outstanding throughout each year.

(2)	Total returns are historical in nature and assume changes in share price and reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(4)	Does not include expenses of other investment companies in which the Fund invests.

(5)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by underlying investment companies in which the Fund invests.

(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year

Holbrook Income Fund
	Investor Class
	Year Ended		Year Ended	Year Ended		Year Ended		Year Ended
	April 30, 2026		April 30, 2025	April 30, 2024		April 30, 2023		April 30, 2022
Net asset value, beginning of year	$9.79		$9.77	$9.70		$10.32		$10.71
Activity from investment operations:
Net investment income(1)	0.52		0.53	0.64		0.52		0.40
Net realized and unrealized gain (loss) on investments	0.11		0.13	0.07		(0.61)		(0.33)
Total from investment operations	0.63		0.66	0.71		(0.09)		0.07
Less distributions from:
Net investment income	(0.57)		(0.64)	(0.64)		(0.53)		(0.44)
Net realized gains	—		—	—		—		(0.01)
Return of Capital	—		—	—		—		(0.01)
Total distributions	(0.57)		(0.64)	(0.64)		(0.53)		(0.46)
Net asset value, end of year	$9.85		$9.79	$9.77		$9.70		$10.32
Total return(2)	6.61%		6.95%	7.50	%(6)	(0.81	)%(6)	0.52%
Net assets, at end of year (000s)	$360,502		$193,922	$151,881		$124,060		$114,783
Ratio of gross expenses to average net assets(3)	1.54	%(4)	1.55%	1.56	%(4)	1.58	%(4)	1.59%
Ratio of net expenses to average net assets	1.53	%(4)	1.55%	1.54	%(4)	1.56	%(4)	1.59%
Ratio of net investment income to average net assets	5.28	%(4,5)	5.44%	6.54	%(4,5)	5.24	%(4,5)	3.77%
Portfolio Turnover Rate	49%		68%	36%		36%		70%

(1)	The net investment income per share data was determined using the average shares outstanding throughout each year.

(2)	Total returns are historical in nature and assume changes in share price and reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(4)	Does not include expenses of other investment companies in which the Fund invests.

(5)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by underlying investment companies in which the Fund invests.

(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year/Period

Holbrook Income Fund
	Class A
	Year Ended		Year Ended	Year Ended		Year Ended		Period Ended
	April 30, 2026		April 30, 2025	April 30, 2024		April 30, 2023		April 30, 2022(1)
Net asset value, beginning of year/period	$9.72		$9.71	$9.65		$10.27		$10.68
Activity from investment operations:
Net investment income(2)	0.54		0.56	0.66		0.56		0.34
Net realized and unrealized (loss) on investments	0.11		0.11	0.08		(0.62)		(0.42)
Total from investment operations	0.65		0.67	0.74		(0.06)		(0.08)
Less distributions from:
Net investment income	(0.59)		(0.66)	(0.68)		(0.56)		(0.31)
Net realized gains	—		—	—		—		(0.01)
Return of capital	—		—	—		—		(0.01)
Total distributions	(0.59)		(0.66)	(0.68)		(0.56)		(0.33)
Net asset value, end of year/period	$9.78		$9.72	$9.71		$9.65		$10.27
Total return(3)	6.88%		7.11%	7.97	%(7)	(0.52	)%(7)	(0.84	)%(5)
Net assets, at end of year/period (000s)	$266,206		$113,310	$54,291		$22,239		$12,034
Ratio of gross expenses to average net assets(4)	1.29	%(8)	1.31%	1.32	%(8)	1.33	%(8)	1.36	%(6)
Ratio of net expenses to average net assets	1.29	%(8)	1.31%	1.30	%(8)	1.31	%(8)	1.36	%(6)
Ratio of net investment income to average net assets	5.54	%(8,9)	5.73%	6.85	%(8,9)	5.66	%(8,9)	4.21	%(6)
Portfolio Turnover Rate	49%		68%	36%		36%		70	%(5)

(1)	Class A commenced investment operations on July 23, 2021.

(2)	The net investment income per share data was determined using the average shares outstanding throughout each year/period.

(3)	Total returns are historical in nature and assume changes in share price and reinvestment of dividends and capital gains distributions.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(5)	Not Annualized.

(6)	Annualized.

(7)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(8)	Does not include expenses of other investment companies in which the Fund invests.

(9)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by underlying investment companies in which the Fund invests.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year/Period

Holbrook Structured Income Fund(1)
	Class I
	Year Ended		Year Ended		Year Ended	Period Ended
	April 30, 2026		April 30, 2025		April 30, 2024	April 30, 2023
Net asset value, beginning of year/period	$9.76		$9.82		$9.69	$10.00
Activity from investment operations:
Net investment income(2)	0.63		0.73		1.04	0.97
Net realized and unrealized (loss) on investments	0.00	(10)	(0.03)		0.15	(0.33)
Total from investment operations	0.63		0.70		1.19	0.64
Less distributions from:
Net investment income	(0.65)		(0.76)		(1.06)	(0.95)
Total distributions	(0.65)		(0.76)		(1.06)	(0.95)
Net asset value, end of year/period	$9.74		$9.76		$9.82	$9.69
Total return(3)	6.68%		7.36%		12.85%	6.69	%(5)
Net assets, at end of year/period (000s)	$505,945		$413,247		$193,865	$29,721
Ratio of gross expenses to average net assets(4)	1.27	%(8)	1.33%		1.58%	2.36	%(6)
Ratio of net expenses to average net assets	1.25	%(8)	1.39	%(7)	1.50%	1.50	%(6)
Ratio of net investment income to average net assets	6.47	%(8,9)	7.47	%(7)	10.68%	9.90	%(6)
Portfolio Turnover Rate	55%		80%		15%	8	%(5)

(1)	Holbrook Structured Income commenced investment operations on May 2, 2022.

(2)	The net investment income per share data was determined using the average shares outstanding throughout the year/period.

(3)	Total returns are historical in nature and assume changes in share price and reinvestment of dividends and capital gains distributions. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(5)	Not annualized.

(6)	Annualized.

(7)	Inclusive of the Adviser’s recapture of waived/reimbursed fees from prior periods.

(8)	Does not include expenses of other investment companies in which the Fund invests.

(9)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by underlying investment companies in which the Fund invests.

(10)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized (loss) on investments in the Statement of Operations for the year ended April 30, 2026, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to underlying income.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year/Period

Holbrook Structured Income Fund(1)
	Investor Class
	Year Ended		Year Ended		Year Ended	Period Ended
	April 30, 2026		April 30, 2025		April 30, 2024	April 30, 2023
Net asset value, beginning of year/period	$9.78		$9.84		$9.69	$10.00
Activity from investment operations:
Net investment income(2)	0.58		0.68		1.02	0.99
Net realized and unrealized (loss) on investments	0.01	(10)	(0.03)		0.12	(0.39)
Total from investment operations	0.59		0.65		1.14	0.60
Less distributions from:
Net investment income	(0.61)		(0.71)		(0.99)	(0.91)
Total distributions	(0.61)		(0.71)		(0.99)	(0.91)
Net asset value, end of year/period	$9.76		$9.78		$9.84	$9.69
Total return(3)	6.15%		6.83%		12.37%	6.22	%(5)
Net assets, at end of year/period (000s)	$85,809		$79,066		$24,777	$6
Ratio of gross expenses to average net assets(4)	1.77	%(8)	1.83%		1.99%	2.86	%(6)
Ratio of net expenses to average net assets	1.75	%(8)	1.89	%(7)	1.99%	2.00	%(6)
Ratio of net investment income to average net assets	5.97	%(8,9)	6.89	%(7)	10.42%	10.05	%(6)
Portfolio Turnover Rate	55%		80%		15%	8	%(5)

(1)	Holbrook Structured Income commenced investment operations on May 2, 2022.

(2)	The net investment income per share data was determined using the average shares outstanding throughout the year/period.

(3)	Total returns are historical in nature and assume changes in share price and reinvestment of dividends and capital gains distributions. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(5)	Not annualized.

(6)	Annualized.

(7)	Inclusive of the Adviser’s recapture of waived/reimbursed fees from prior periods.

(8)	Does not include expenses of other investment companies in which the Fund invests.

(9)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by underlying investment companies in which the Fund invests.

(10)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized (loss) on investments in the Statement of Operations for the year ended April 30, 2026, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to underlying income.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year/Period

Holbrook Structured Income Fund(1)
	Class A
	Year Ended		Year Ended		Year Ended	Period Ended
	April 30, 2026		April 30, 2025		April 30, 2024	April 30, 2023
Net asset value, beginning of year/period	$9.77		$9.83		$9.68	$10.00
Activity from investment operations:
Net investment income(2)	0.60		0.70		1.04	1.03
Net realized and unrealized (loss) on investments	0.00	(10)	(0.02)		0.13	(0.42)
Total from investment operations	0.60		0.68		1.17	0.61
Less distributions from:
Net investment income	(0.63)		(0.74)		(1.02)	(0.93)
Total distributions	(0.63)		(0.74)		(1.02)	(0.93)
Net asset value, end of year/period	$9.74		$9.77		$9.83	$9.68
Total return(3)	6.30%		7.10%		12.66%	6.32	%(5)
Net assets, at end of year/period (000s)	$36,112		$14,415		$4,980	$540
Ratio of gross expenses to average net assets(4)	1.51	%(8)	1.59%		1.86%	2.61	%(6)
Ratio of net expenses to average net assets	1.49	%(8)	1.65	%(7)	1.75%	1.75	%(6)
Ratio of net investment income to average net assets	6.17	%(8,9)	7.17	%(7)	10.63%	10.56	%(6)
Portfolio Turnover Rate	55%		80%		15%	8	%(5)

(1)	Holbrook Structured Income commenced investment operations on May 2, 2022.

(2)	The net investment income per share data was determined using the average shares outstanding throughout the year/period.

(3)	Total returns are historical in nature and assume changes in share price and reinvestment of dividends and capital gains distributions. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(5)	Not annualized.

(6)	Annualized.

(7)	Inclusive of the Adviser’s recapture of waived/reimbursed fees from prior periods.

(8)	Does not include expenses of other investment companies in which the Fund invests.

(9)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by underlying investment companies in which the Fund invests.

(10)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized (loss) on investments in the Statement of Operations for the year ended April 30, 2026, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to underlying income.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

Holbrook Total Return Fund(1)
	Class I
	Period Ended
	April 30, 2026
Net asset value, beginning of period	$10.00
Activity from investment operations:
Net investment income(2)	0.71
Net realized and unrealized (loss) on investments	(0.02)
Total from investment operations	0.69
Less distributions from:
Net investment income	(0.72)
Total distributions	(0.72)
Net asset value, end of period	$9.97
Total return(3)	7.05	%(5)
Net assets, at end of period (000s)	$21,829
Ratio of gross expenses to average net assets(4)	2.30	%(6)
Ratio of net expenses to average net assets	1.15	%(6)
Ratio of net investment income to average net assets	7.12	%(6)
Portfolio Turnover Rate	20	%(5)

(1)	Holbrook Total Return Fund commenced investment operations on May 1, 2025.

(2)	The net investment income per share data was determined using the average shares outstanding throughout the period.

(3)	Total returns are historical in nature and assume changes in share price and reinvestment of dividends and capital gains distributions. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(5)	Not annualized.

(6)	Annualized.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

Holbrook Total Return Fund(1)
	Class A
	Period Ended
	April 30, 2026
Net asset value, beginning of period	$10.00
Activity from investment operations:
Net investment income(2)	0.69
Net realized and unrealized (loss) on investments	(0.03)
Total from investment operations	0.66
Less distributions from:
Net investment income	(0.69)
Total distributions	(0.69)
Net asset value, end of period	$9.97
Total return(3)	6.78	%(5)
Net assets, at end of period (000s)	$5
Ratio of gross expenses to average net assets(4)	7.25	%(6)
Ratio of net expenses to average net assets	1.40	%(6)
Ratio of net investment income to average net assets	6.88	%(6)
Portfolio Turnover Rate	20	%(5)

(1)	Holbrook Total Return Fund commenced investment operations on May 1, 2025.

(2)	The net investment income per share data was determined using the average shares outstanding throughout the period.

(3)	Total returns are historical in nature and assume changes in share price and reinvestment of dividends and capital gains distributions. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(5)	Not annualized.

(6)	Annualized.

PRIVACY NOTICE

FACTS	WHAT DOES TWO ROADS SHARED TRUST DO WITH YOUR PERSONAL INFORMATION
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

THE TYPES OF PERSONAL INFORMATION WE COLLECT AND SHARE DEPENDS ON THE PRODUCT OR SERVICE THAT YOU HAVE WITH US. THIS INFORMATION CAN INCLUDE:

●     Social Security number and income

●     Account transactions and transaction history

●     Investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reason Two Roads Shared Trust chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Two Roads Shared Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes – to offer our products and services to you	NO	We do not share
For joint marketing with other financial companies	NO	We do not share
For our affiliates’ everyday business purposes – information about your transactions and experiences	NO	We do not share
For our affiliates’ everyday business purposes – information about your creditworthiness	NO	We do not share
For our affiliates to market to you	NO	We do not share
For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-631-490-4300

What we do

How does Two Roads Shared Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Two Roads Shared Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or give us contact information

●     provide account information or give us your income information

●     make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness

●     affiliates from using your information to market to you

●     sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Two Roads Shared Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Two Roads Shared Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliates financial companies that together market financial products or services to you. ● Two Roads Shared Trust does not jointly market.

Holbrook Structured Income Fund

Holbrook Income Fund

Holbrook Total Return Fund

Adviser	Holbrook Holdings Inc. 3225 Cumberland Blvd SE, Suite 100 Atlanta, GA 30339	Distributor	Northern Lights Distributors, LLC 4221 North 203rd Street, Suite 100 Elkhorn, NE 68022-3474
Custodian	U.S. Bank, N.A. 1555 North River Center Drive, Suite 302, Milwaukee, WI 53212	Legal Counsel	Blank Rome LLP 1271 Avenue of the Americas New York, NY 10020
Transfer Agent	Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246	Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 1835 Market Street, Suite 310 Philadelphia, Pennsylvania 19103

Additional information about each Fund is included in the Funds’ SAI dated August 31, 2026, financial statements, and annual and semi-annual reports to shareholders. The SAI provides more details about each Fund’s policies and management. Additional information about each Fund’s investments is available in each Fund’s annual and semi-annual reports to shareholders, when available, and in Form N-CSR. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year. In Form N-CSR, you will find each Fund’s annual and semi-annual financial statements. The SAI and, as applicable, each Fund’s financial statements in each Fund’s most recent Form N-CSR filing for the fiscal year end April 30, 2026, including the notes thereto and report of the independent registered public accounting firm thereon, are incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus).

To obtain a free copy of the SAI and the annual and semi-annual reports to shareholders, when available, or other information about a Fund, such as the Fund’s financial statements, or to make shareholder inquiries about a Fund, please call 1-877-345-8646. The SAI, annual and semi-annual reports and other information relating to each Fund, such as the Fund’s financial statements, when available, can be found, free of charge, at www.holbrookholdings.com. You may also write to:

Holbrook Funds
c/o Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

Reports and other information about each Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

Investment Company Act File # 811-22718

HOLBROOK STRUCTURED INCOME FUND

HOLBROOK INCOME FUND

HOLBROOK TOTAL RETURN FUND

Each a Series of Two Roads Shared Trust

Tickers
Fund	Class I	Investor Class	Class A
Holbrook Structured Income Fund	HOSIX	HOSTX	HOSAX
Holbrook Income Fund	HOBIX	HOBEX	HOBAX
Holbrook Total Return Fund	HOTIX	—	HOTAX

STATEMENT OF ADDITIONAL INFORMATION

August 31, 2026

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectus of the Holbrook Structured Income Fund, the Holbrook Income Fund, and the Holbrook Total Return Fund (each a “Fund” and collectively, the “Funds”) dated August 31, 2026 (the “Prospectus”). The Prospectus is hereby incorporated by reference, which means it is legally part of this document. You may obtain copies of the Prospectus, financial statements, annual or semi-annual reports of each Fund, when available, without charge by contacting the Funds’ Transfer Agent, Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246, or by calling 1-877-345-8646. The consolidated financial statements of the Holbrook Structured Income Fund, the Holbrook Income Fund and the Holbrook Total Return Fund included in such Fund’s most recent Form N-CSR filing dated April 30, 2026, including the notes thereto and the report of the independent public accounting firm thereon, are incorporated by reference into this SAI. You may also obtain the Prospectus, financial statements, annual or semi-annual reports, when available, by visiting Holbrook Holdings Inc.’s (“Holbrook” or the “Adviser”) website: www.holbrookholdings.com.

THE FUNDS

The Funds are series of Two Roads Shared Trust, a Delaware statutory trust organized on June 8, 2012 (the “Trust”). The Trust is registered as an open-end management investment company currently consisting of 21 separate, active portfolios. The Trust is governed by its Board of Trustees (the “Board” or “Trustees”). The Funds may issue an unlimited number of shares of beneficial interest. All shares of the Funds have equal rights and privileges. Each share of the Funds is entitled to one vote on all matters as to which shares are entitled to vote. In addition, each share of the Funds is entitled to participate equally with other shares (i) in dividends and distributions declared by the Funds and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Funds are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

Each Fund is a “diversified” series of the Trust, meaning each Fund is subject to the diversification requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), which generally limit investments, as to 75% of a fund’s total assets, to no more than 5% in securities in a single issuer and 10% of an issuer’s voting securities.

The Holbrook Structured Income Fund and the Holbrook Income Fund each consist of Class I shares, Investor Class shares and Class A shares. The Holbrook Total Return Fund consists of Class I shares and Class A shares. Each Fund’s investment objective, restrictions and policies are more fully described herein and in the Fund’s Prospectus. The Board may launch other series and offer shares of a new fund under the Trust at any time.

Under the Trust’s Amended Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal. Shareholders can remove a Trustee to the extent provided by the 1940 Act and the rules and regulations promulgated thereunder. Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders. As a result, normally no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Amended Agreement and Declaration of Trust or the 1940 Act.

TYPES OF INVESTMENTS, STRATEGIES AND RELATED RISKS

The investment objective of each Fund and a description of its principal investment strategies are set forth under “Additional Information About Principal Investment Strategies and Related Risks” in the Prospectus. Each Fund’s investment objective is not a fundamental policy and may be changed without the approval of a majority of the outstanding voting securities of the Trust (as such term is defined in the 1940 Act).

In accordance with Rule 35d-1 under the 1940 Act, the Holbrook Structured Income Fund and the Holbrook Income Fund have adopted a non-fundamental investment policy that it will, under normal conditions, invest at least 80% of the value of its net assets (plus any borrowings for investment purposes) in the type of investments suggested by the Fund’s name. This requirement is applied at the time of investment. The 80% investment policy of a Fund may be changed at any time by the Board of Trustees. Shareholders will be given written notice at least 60 days prior to any change by a Fund of its 80% investment policy.

The Holbrook Total Return Fund has adopted a non-fundamental investment policy that it will, under normal conditions, invest at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income investments, including bonds, notes, and other debt instruments, and derivatives relating to such investments. The requirement is applied at the time of investment. The 80% investment policy of the Fund may be changed at any time by the Board of Trustees. Shareholders will be given written notice at least 60 days prior to any change by the Fund of its 80% investment policy.

The following pages contain more detailed information about the types of instruments in which the Funds may invest, strategies the Adviser may employ in pursuit of the Funds’ investment objective and a summary of related risks. The Funds may be subject to the risks of the securities and other instruments described below through its own direct investments and indirectly through investments in underlying funds (the “Underlying Fund(s)”).

Adviser Risks

If the Adviser to the Funds manages more money in the future, including money raised in this offering, such additional funds could affect its performance or trading strategies. Also, the Adviser manages other accounts. This increases the competition for the same trades which the Funds make. There is no assurance that each Fund’s trading will generate the same results as any other accounts managed by the Adviser.

1

Certificates of Deposit and Bankers’ Acceptances

The Funds may invest in certificates of deposit and bankers’ acceptances, which are considered to be short-term money market instruments.

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity.   Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Collateralized Debt Obligations (“CDOs”)

The Holbrook Structured Income Fund and Holbrook Total Return Fund may invest in CDOs. A CDO is a security backed by a pool of bonds, loans and other debt obligations. CDOs are not limited to investing in one type of debt and accordingly, a CDO may own corporate bonds, commercial loans, asset-backed securities, residential mortgage-backed securities, commercial mortgage-backed securities, and emerging market debt. The CDO’s securities are typically divided into several classes, or bond tranches, that have differing levels of investment grade or credit tolerances. Most CDO issues are structured in a way that enables the senior bond classes and mezzanine classes to receive investment-grade credit ratings. Credit risk is shifted to the most junior class of securities. If any defaults occur in the assets backing a CDO, the senior bond classes are first in line to receive principal and interest payments, followed by the mezzanine classes and finally by the lowest rated (or non-rated) class, which is known as the equity tranche. Similar in structure to a collateralized mortgage obligation (described below) CDOs are unique in that they represent different types of debt and credit risk.

Collateralized Loan Obligations (“CLOs”)

A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.  The loans generate cash flow that is allocated among one or more classes of securities (“tranches”) that vary in risk and yield. The most senior tranche has the best credit quality and the lowest yield compared to the other tranches. The equity tranche has the highest potential yield but also has the greatest risk, as it bears the bulk of defaults from the underlying loans and helps to protect the more senior tranches from risk of these defaults. However, despite the protection from the equity and other more junior tranches, more senior tranches can experience substantial losses due to actual defaults and decreased market value due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.

Normally, CLOs are privately offered and sold and are not registered under state or federal securities laws. Therefore, investments in CLOs may be characterized by the Funds as illiquid securities; however, an active dealer market may exist for CLOs allowing a CLO to qualify for transactions pursuant to Rule 144A under the Securities Act.   CLOs normally charge management fees and administrative expenses, which are in addition to those of the Funds.

The riskiness of investing in CLOs depends largely on the quality and type of the collateral loans and the tranche of the CLO in which the Funds invest. In addition to the normal risks associated with fixed-income securities (such as interest rate risk and credit risk), CLOs carry additional risks including that interest on certain tranches of a CLO may be paid in-kind (meaning that unpaid interest is effectively added to principal), which involves continued exposure to default risk with respect to such payments. Certain CLOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, but such enhancement may not always be present and may fail to protect the Funds against the risk of loss due to defaults on the collateral. Certain CLOs may not hold loans directly, but rather, use derivatives such as swaps to create “synthetic” exposure to the collateral pool of loans. Such CLOs entail the risks of derivative instruments.

Collateralized Mortgage Obligations and Real Estate Mortgage Investment Conduits (“CMOs”)

A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans, but are more often collateralized by portfolios of mortgage pass-through securities and their income streams. Some CMOs are directly supported by other CMOs, which, in turn, are supported by mortgage pools.

2

CMOs are issued in multiple classes, often referred to as “tranches,” with each tranche having a specific fixed or floating coupon rate and stated maturity or final distribution date. Payments of principal normally are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the holders of the CMOs. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. The differing structures of CMO classes may create a wide variety of investment characteristics, such as yield, effective maturity, and interest rate sensitivity. As market conditions change, however, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. These changes can result in volatility in the market value, and, in some instances, reduced liquidity of the CMO class. A risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates and will affect the yield and price of CMOs. In addition, if the collateral securing CMOs or any third-party guarantees are insufficient to make payments, the Fund could sustain a loss.

Securities may be backed by mortgage insurance, letters of credit, or other credit enhancing features. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies and instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, or its agencies and instrumentalities.

New types of CMO tranches have evolved and will likely continue to evolve. For example, CMOs may include floating rate CMOs, inverse floating rate CMOs, parallel pay CMOs, planned amortization classes, accrual bonds, and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these newer structures, certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of MBS. CMOs may include real estate investment conduits, which are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property.

Commercial Paper

The Funds may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.  See Appendix B for more information on ratings assigned to commercial paper. It may be secured by letters of credit, a surety bond or other forms of collateral. Commercial paper is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper. As a result, investment in commercial paper is subject to the risk the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk. Commercial paper may become illiquid or may suffer from reduced liquidity in certain circumstances. Like all fixed income securities, commercial paper prices are susceptible to fluctuations in interest rates. If interest rates rise, commercial paper prices will decline. The short-term nature of a commercial paper investment makes it less susceptible to interest rate risk than many other fixed income securities because interest rate risk typically increases as maturity lengths increase. Commercial paper tends to yield smaller returns than longer-term corporate debt because securities with shorter maturities typically have lower effective yields than those with longer maturities. As with all fixed income securities, there is a chance that the issuer will default on its commercial paper obligation.

Cyber Security Risk

The Funds and their service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Funds to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting the Funds or their Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Funds. For instance, cyber security breaches may interfere with the processing of shareholders transactions, impact the Funds’ ability to calculate its NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Funds to regulatory fines or financial losses and/or cause reputational damage. The Funds may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Funds may invest, which could result in material adverse consequences for such issuers and may cause the Funds’ investment in such companies to lose value.

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Depositary Receipts

Sponsored and unsponsored American Depositary Receipts (“ADRs”) are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign (non-U.S.) issuer. ADRs, in registered form, are designed for use in U.S. securities markets. In addition to the investment risks associated with the underlying issuer, ADRs expose the Funds to additional risks associated with the non-uniform terms that apply to ADR programs, credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the program, currency risk and liquidity risk. Unsponsored ADRs may be created without the participation of the foreign (non-U.S.) issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign (non-U.S.) issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign (non-U.S.) issuer or to pass through voting rights. Many of the risks described below regarding foreign securities apply to investments in ADRs.

Global Depositary Receipts (“GDRs”) are receipts issued by a non-U.S. financial institutions evidencing ownership of underlying foreign or U.S. securities and usually are denominated in foreign currencies. GDRs may not be denominated in the same currency as the securities they represent. Generally, GDRs are designed for use in the foreign securities markets.

Derivatives Risk

The Holbrook Total Return Fund may invest directly in derivative instruments. The Holbrook Income Fund and Holbrook Structured Income Fund may be exposed to derivatives risk by purchasing shares of Underlying Funds that invest in derivatives. Certain types of derivative transactions that are most prevalent in income fund investing are discussed elsewhere in this SAI.

The value of some derivative instruments in which the Holbrook Total Return Fund or an Underlying Fund invests may be particularly sensitive to changes in prevailing interest rates, and the ability of the Holbrook Total Return Fund or an Underlying Fund to successfully utilize these instruments may depend in part upon the ability of its adviser to correctly forecast interest rates and other economic factors. If the Adviser or an Underlying Fund’s adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Holbrook Total Return Fund or an Underlying Fund could be exposed to the risk of loss. In addition, while the use of derivatives for hedging purposes can reduce losses, it can also reduce or eliminate gains, and hedges are sometimes subject to imperfect matching between the derivative and security it is hedging, which means that a hedge might not be effective. The Holbrook Total Return Fund or an Underlying Fund may not employ any of the strategies described above, and no assurance can be given that any strategy used will succeed. A decision as to whether, when and how to utilize derivative instruments involves skill and judgment, and even a well-conceived derivatives strategy may be unsuccessful. The use of derivative instruments involves brokerage fees and/or other transaction costs.

Non-standardized derivative instruments, on the other hand, tend to be more specialized or complex, and may be harder to value. While derivative instruments may be useful for investment and hedging, they also carry additional risks. Some derivative instruments may have the effect of leverage on the Holbrook Total Return Fund or an Underlying Fund, meaning that a small investment in derivative instruments could have a potentially large impact on the Holbrook Total Return Fund or an Underlying Fund’s returns. The use of derivative instruments involves risks different from, and/or possibly greater than, the risks associated with investing directly in the underlying assets or references. The use of derivative instruments is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary securities transactions.

Regulatory Risk of Derivatives Use

Rule 18f-4 under the 1940 Act permits the Fund to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including the Fund, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”).

 Under Rule 18f-4, “Derivatives Transactions” include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, and borrowed bonds), if the Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced commitments, and dollar rolls) and non-standard settlement cycle securities, unless the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). Rule 18f-4 provides an exception from the DRMP, VaR limit and certain other requirements if the Fund’s “derivatives exposure”

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(as defined in Rule 18f-4) is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and the Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the “Limited Derivatives User Exception”). The Holbrook Total Return Fund is relying on the Limited Derivatives User Exception. If the Fund were to stop relying on the Limited Derivatives User Exception, the Fund would have to comply with Rule 18f-4 with respect to its Derivatives Transactions. Rule 18f-4, among other things, requires the Fund to adopt and implement a comprehensive written derivatives risk management program (“DRMP”) and comply with a relative or absolute limit on Fund leverage risk calculated based on value-at-risk (“VaR”). The DRMP is administered by a “derivatives risk manager,” who is appointed by the Board, including a majority of Independent Directors/Trustees, and periodically reviews the DRMP and reports to the Board.

 The European Union (and some other countries) are implementing similar requirements, which will affect the Fund if it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these regulations are new and evolving (and some of the rules are not yet final), their impact remains unclear. These regulations could limit or impact the Fund’s ability to invest in derivatives and other instruments, limit the Fund’s ability to employ certain strategies that use derivatives and adversely affect the Fund’s performance, efficiency in implementing its strategy, liquidity and ability to pursue its investment objectives.

 The Commodity Futures Trading Commission (“CFTC”) rules require advisers to certain registered investment companies to register with the CFTC as a commodity pool operators (“CPO”) if their investment companies are unable to meet certain trading and marketing limitations. It is possible that the Adviser may be required to register as a CPO in the future and comply with any applicable reporting, disclosure or other regulatory requirements. Compliance with CFTC regulatory requirements will increase Fund expenses. Other potentially adverse regulatory initiatives could also develop.

It is also possible that additional government regulation of various types of derivative instruments, including futures, options and swap agreements, may limit or prevent the Holbrook Total Return Fund or an Underlying Fund from using such instruments as a part of its investment strategy, and could ultimately prevent it from being able to achieve its investment objective. It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse. It is possible that legislative and regulatory activity could limit or restrict the ability of the Holbrook Total Return Fund or an Underlying Fund to use certain instruments as a part of its investment strategy. Limits or restrictions applicable to the counterparties with which the Fund may engage in derivative transactions could also prevent the Fund from using certain instruments.

There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Holbrook Total Return Fund or an Underlying Fund or the ability of the Holbrook Total Return Fund or an Underlying Fund to continue to implement its investment strategy. The futures, options and swaps markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. The regulation of futures, options and swaps transactions in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action.

 In 2010, the U.S. government enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting and registration requirements. The CFTC and certain futures exchanges have also established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts. All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if the Fund does not intend to exceed applicable position limits, it is possible that different clients managed by the Adviser and its affiliates may be aggregated for this purpose. The trading decisions of the Adviser may have to be modified and positions held by the Fund may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of the Fund.

The SEC has in the past adopted interim rules requiring reporting of all short positions on securities above a certain de minimis threshold and may adopt rules requiring monthly and/or enhanced public disclosure in the future. In addition, other non-U.S. jurisdictions where the Fund may trade have adopted reporting requirements. If the Fund’s securities short positions or its strategy become generally known, it could have a significant effect on the Adviser’s ability to implement its investment strategy. In particular, it would make it more likely that other investors could cause a “short squeeze” in the securities held short by the Fund, forcing the Fund to cover its positions at a loss. Such reporting requirements may also limit the Adviser’s ability to access management and other personnel at certain companies where the Adviser seeks to take a short position. In addition, if other investors engage in copycat behavior by taking positions in the same issuers as the Fund, the cost of borrowing

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securities to sell short could increase drastically and the availability of such securities to the Fund could decrease drastically. Such events could make the Fund unable to execute its investment strategy. In addition, the SEC recently proposed additional restrictions on short sales. If the SEC were to adopt additional restrictions regarding short sales, they could restrict the Fund’s ability to engage in short sales of securities in certain circumstances, and the Fund may be unable to execute its investment strategy as a result.

 The SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans on short sales of certain securities in response to market events. Bans on short selling may make it impossible for the Fund to execute certain investment strategies and may have a material adverse effect on the Fund’s ability to generate returns.

Equity Securities

Equity securities include common stocks, preferred stocks and securities convertible into common stocks, such as convertible bonds, warrants, rights and options. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Common Stock

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

Convertible Securities

Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to non-convertible fixed income securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Preferred Stock

Preferred stock is a class of stock that has features of debt because it generally entitles the holder to periodic payments at a fixed rate of return. Preferred stock has a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to any outstanding debt or fixed income securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants’ perceptions of the issuer’s ability to continue to pay dividends, than debts of the same issuer.

A preferred stock may be considered either debt or equity, depending on the economic characteristics exhibited by such preferred stock.

Fixed Income Securities

Yields on fixed income securities are dependent on a variety of factors, including the general conditions of the money market and other fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. An investment

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in any Fund will be subjected to risk even if all fixed income securities in the Fund’s portfolio are paid in full at maturity.  All fixed income securities, including U.S. Government securities, can change in value when there is a change in interest rates or the issuer’s actual or perceived creditworthiness or ability to meet its obligations.

There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. In other words, an increase in interest rates produces a decrease in market value. The longer the remaining maturity (and duration) of a security, the greater will be the effect of interest rate changes on the market value of that security. Changes in the ability of an issuer to make payments of interest and principal and in the markets’ perception of an issuer’s creditworthiness will also affect the market value of the fixed income securities of that issuer. Obligations of issuers of fixed income securities (including municipal securities) are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Reform Act of 1978. In addition, the obligations of municipal issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Changes in the ability of an issuer to make payments of interest and principal and in the market’s perception of an issuer’s creditworthiness will also affect the market value of the fixed income securities of that issuer. The possibility exists, therefore, that, the ability of any issuer to pay, when due, the principal of and interest on its fixed income securities may become impaired.

The corporate fixed income securities in which the Funds may invest include corporate bonds and notes and short-term investments such as commercial paper and variable rate demand notes. Commercial paper (short-term promissory notes) is issued by companies to finance their or their affiliate’s current obligations and is frequently unsecured. Variable and floating rate demand notes are unsecured obligations redeemable upon not more than 30 days’ notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to a direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

Fixed income securities are subject to a variety of risks, such as interest rate risk, income risk, call (or prepayment) risk, inflation risk, credit risk and (in the case of foreign securities) country and currency risk.

Foreign (non-U.S.) Currency Transactions

The Funds may engage in foreign (non-U.S.) currency transactions, including foreign (non-U.S.) currency forward contracts, options, swaps, and other strategic transactions in connection with investments in securities of non-U.S. companies. The Funds will conduct their foreign (non-U.S.) currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign (non-U.S.) currency exchange market or through forward contracts to purchase or sell foreign (non-U.S.) currencies.

The Funds may enter into forward foreign (non-U.S.) currency exchange contracts (forward contracts) in order to protect against possible losses on foreign (non-U.S.) investments resulting from adverse changes in the relationship between the U.S. dollar and foreign (non-U.S.) currencies, as well as to increase exposure to a foreign (non-U.S.) currency or to shift exposure to foreign (non-U.S.) currency fluctuations from one country to another. A forward contract is an obligation to purchase or sell a specific currency for an agreed price on a future date which is individually negotiated and privately traded by currency traders and their customers. Although foreign (non-U.S.) exchange dealers often do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the price at which they are buying and selling various currencies. However, forward contracts may limit the potential gains which could result from a positive change in such currency relationships.

The Funds may purchase and write put and call options on foreign (non-U.S.) currencies for the purpose of protecting against declines in the U.S. dollar value of foreign (non-U.S.) portfolio securities and against increases in the U.S. dollar cost of foreign (non-U.S.) securities to be acquired. As with other kinds of options, however, the writing of an option on foreign (non-U.S.) currency will constitute only a partial hedge, up to the amount of the premium received, and the Funds could be required to purchase or sell foreign (non-U.S.) currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign (non-U.S.) currency may constitute an effective hedge against fluctuation in exchange rates although, in the event of rate movements adverse to the Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

While the Adviser is authorized to hedge against currency risk, it is not required to do so. The Adviser may choose not to hedge currency exposure.

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Foreign (Non-U.S.) Investments - General

To the extent consistent with its investment objective and strategies, the Funds may invest in foreign securities, including bonds and other fixed-income securities of foreign issuers. Foreign fixed-income securities may include eurodollar convertible securities, which are fixed-income securities that are issued in U.S. dollars outside the United States and are convertible into or exchangeable for equity securities of the same or a different issuer.

Investment in foreign securities involves special risks. These include market risk, interest rate risk and the risks of investing in securities of foreign issuers and of companies whose securities are principally traded outside the United States on foreign exchanges or foreign over-the-counter markets and in investments denominated in foreign currencies. Market risk involves the possibility that security prices will decline over short or even extended periods. The markets tend to be cyclical, with periods of generally rising prices and periods of generally declining prices. These cycles will affect the value of the Funds to the extent that it invests in foreign securities. The holdings of the Funds, to the extent that they invest in fixed-income securities, will be sensitive to changes in interest rates and the interest rate environment. Generally, the prices of bonds and debt securities fluctuate inversely with interest rate changes. In addition, the performance of investments in securities denominated in a foreign currency will depend on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which could otherwise affect the value of a foreign security (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a foreign currency-denominated security in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security.

There are other risks and costs involved in investing in foreign securities which are in addition to the usual risks inherent in domestic investments. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, more or less foreign government regulation; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; less market liquidity; more market volatility; and economic, political and social instability in the countries in which a Fund invests. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements. Also, the legal remedies for investors may be more limited than the remedies available in the United States. Additionally, many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. For example, the decline in the U.S. subprime mortgage market quickly spread throughout global credit markets, triggering a liquidity crisis that affected fixed-income and equity markets around the world. European countries can be affected by the significant fiscal and monetary controls that the European Economic and Monetary Union (“EMU”) imposes for membership. Europe’s economies are diverse, its governments are decentralized, and its cultures vary widely. Several European Union (“EU”) countries, including Greece, Ireland, Italy, Spain and Portugal, have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member countries. Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the EMU. These requirements can severely limit the ability of EMU member countries to implement monetary policy to address regional economic conditions. It is also possible that one or more of the EMU member countries could abandon the euro and return to a national currency and/or that the euro will cease to exist as a single currency in its current form. The effects of such an abandonment or a country’s forced expulsion from the euro on that country, the rest of the EMU, and global markets are impossible to predict, but are likely to be negative. Such an exit by one country may also increase the possibility that additional countries may exit the euro should they face similar financial difficulties.

Investing in foreign securities also includes the economic and political risks associated with the countries in which the securities are issued. For example, the departure of the United Kingdom (the “UK”) from the EU in 2020 (commonly referred to as “Brexit”) could have a lasting impact on the currency volatility and economic growth in Europe among other political, regulatory, economic and market outcomes that cannot be predicted. The full effects of Brexit are unknown at this time and could negatively impact the value of a Fund’s investments. Securities issued by companies domiciled in the UK could be subject to changing regulatory and tax regimes. Banking and financial services companies that operate in the UK or EU could be disproportionately impacted by those actions. Further insecurity in EU membership or the abandonment of the euro could exacerbate market and currency volatility and negatively impact a Fund’s investments in securities issued by companies located in EU countries. Another example is Russia’s military incursion in Ukraine. This action led to sanctions believe levied against Russia by the United States, EU and other countries, which could adversely affect European and global energy and financial markets, as well as commodity prices, supply chains and global trade. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching, and the resulting market volatility may have an adverse effect on the performance of the Funds.

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Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

To the extent consistent with its investment objectives and strategies, a Fund (or, with respect to the Holbrook Income Fund and the Holbrook Structured Income Fund, the Underlying Funds) may invest in foreign debt, including the securities of foreign governments. Several risks exist concerning such investments, including the risk that foreign governments may default on their obligations, may not respect the integrity of such debt, may attempt to renegotiate the debt at a lower rate, and may not honor investments by U.S. entities or citizens.

Although the Funds may invest in securities denominated in foreign currencies, its portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, a Fund’s NAV to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad. To the extent that a Fund’s total assets, adjusted to reflect a Fund’s net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

Dividends and interest payable on a Fund’s foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax law, they may reduce the net return to the shareholders.

Each Fund’s income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which they invest, and treaties between the United States and such countries may not be available in some cases to reduce the otherwise applicable tax rates.

Each Fund also is subject to the possible imposition of exchange control regulations or freezes on the convertibility of currency. In addition, through the use of forward currency exchange contracts with other instruments, the respective net currency positions of a Fund may expose it to risks independent of its securities positions. Although the net long and short foreign currency exposure of the Funds will not exceed its respective total asset values, to the extent that a Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater risk than it would have if it did not maintain the currency positions.

Each Fund’s foreign securities are generally held outside the United States in the primary market for the securities in the custody of certain eligible foreign banks and trust companies, as permitted under the 1940 Act (“foreign sub-custodians”). Settlement practices for foreign securities may differ from those in the United States. Some countries have limited governmental oversight and regulation of industry practices, stock exchanges, depositories, registrars, brokers and listed companies, which increases the risk of corruption and fraud and the possibility of losses to the Funds. In particular, under certain circumstances, foreign securities may settle on a delayed delivery basis, meaning that the Funds may be required to make payment for securities before the Funds have actually received delivery of the securities or deliver securities prior to the receipt of payment. Typically, in these cases, the Funds will receive evidence of ownership in accordance with the generally accepted settlement practices in the local market entitling the Funds to deliver payment at a future date, but there is a risk that the security will not be delivered to the Funds or that payment will not be received, although the Funds and their foreign sub-custodians take reasonable precautions to mitigate this risk.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the Funds remain uninvested and no return is earned on such assets. The inability of the Funds or, as applicable, an Underlying Fund to make intended security purchases or sales due to settlement problems could result in missed attractive investment opportunities, losses to the Funds or the Underlying Fund due to subsequent declines in value of the portfolio securities or, if the Funds or, as applicable, an Underlying Fund has entered into a contract to sell the securities, possible liability to the purchaser. Losses can also result from lost, stolen or counterfeit securities; defaults by brokers and banks; failures or defects of the settlement system; or poor and improper record keeping by registrars and issuers.

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Share blocking refers to a practice in certain foreign markets under which an issuer’s securities are blocked from trading at the custodian or sub-custodian level for a specified number of days before and, in certain instances, after a shareholder meeting where a vote of shareholders takes place. The blocking period can last up to several weeks. Share blocking may prevent the Funds or Underlying Funds from buying or selling securities during this period, because during the time shares are blocked, trades in such securities will not settle. It may be difficult or impossible to lift blocking restrictions, with the particular requirements varying widely by country.

Foreign (Non-U.S.) Investments—Emerging and Frontier Markets

The Funds may also invest in countries with emerging economies or securities markets. Emerging and frontier market countries are generally located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of more developed countries.

In general, the securities markets of emerging countries are less liquid, subject to greater price volatility, and have a smaller market capitalization than the U.S. securities markets. In certain countries, there may be fewer publicly traded securities and the market may be dominated by a few issues or sectors. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the United States. In particular, the assets and profits appearing on the financial statements of emerging country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging country issuers than is available about issuers in the United States.

Emerging country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect a Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

Certain emerging market countries may have antiquated legal systems, which may adversely impact the Funds. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders in U.S. corporations. In addition, the systems of corporate governance to which issuers in certain emerging countries are subject may be less advanced than the systems to which issuers located in more developed countries are subject, and therefore, shareholders of such issuers may not receive many of the protections available to shareholders of issuers located in more developed countries.

High Yield Securities

Greater Risk of Loss

These securities are regarded as predominately speculative. There is a greater risk that issuers of lower-rated securities will default than issuers of higher-rated securities. Issuers of lower-rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest on securities held by a Fund, a Fund would experience a decrease in income and a decline in the market value of its investments.

Sensitivity to Interest Rate and Economic Changes

The income and market value of lower-rated securities may fluctuate more than higher-rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic

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uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn.

Valuation Difficulties

It is often more difficult to value lower-rated securities than higher-rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower-rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower-rated securities, valuation of such investments is much more dependent on judgment than is the case with higher-rated securities.

Liquidity

There may be no established secondary or public market for investments in lower-rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher-rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, the Funds may be required to sell investments at substantial losses or retain them indefinitely when an issuer’s financial condition is deteriorating.

Credit Quality

Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

New Legislation

Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980’s, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on each Fund’s investments in lower-rated securities.

High yield, high risk investments may include the following:

Straight fixed income securities

These include bonds and other debt obligations that bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

Zero-coupon debt securities

These do not pay periodic interest but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

Zero-fixed-coupon debt securities

These are zero-coupon debt securities that convert on a specified date to periodic interest-paying debt securities.

Pay-in-kind bonds

These are bonds which allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. These bonds are typically sold without registration under the Securities Act of 1933, as amended (the “Securities Act”), usually to a relatively small number of institutional investors.

Convertible Securities

These are bonds or preferred stock that may be converted to common stock.

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Preferred Stock

These are stocks that generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation.

Loan Participations and Assignments

These are participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of less developed countries (“LDCs”).

Securities issued in connection with Reorganizations and Corporate Restructurings

In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its fixed income securities. The Funds may hold such common stock and other securities even if it does not invest in such securities.

Distressed Securities

An investment in distressed securities may involve a substantial degree of risk.  These instruments, which involve loans, loan participations, bonds, notes, non-performing and sub-performing mortgage loans typically are unrated, lower-rated, in default or close to default.  Many of these instruments are not publicly traded, and may become illiquid. The prices of such instruments may be extremely volatile. Securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies. Valuing such instruments may be difficult, and a Fund may lose all of its investment, or it may be required to accept cash or securities with a value less than the Fund’s original investment. Issuers of distressed securities are typically in a weak financial condition and may default, in which case a Fund may lose its entire investment.

Illiquid and Restricted Securities

Pursuant to Rule 22e-4 under the 1940 Act, each of the Funds may invest up to 15% of its net assets in illiquid investments. An illiquid investment is an investment that the Funds reasonably expects cannot be sold or disposed of in current market conditions within 7 calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments include securities that are illiquid by virtue of the absence of a readily available market (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers) or legal or contractual restrictions on resale (e.g., because they have not been registered under the Securities Act). Illiquid investments include: repurchase agreements and time deposits with a notice or demand period of more than seven days; interest rate; currency, mortgage and credit default swaps; interest rate caps; floors and collars; municipal leases; certain restricted securities, such as those purchased in a private placement of securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid; and certain over-the-counter (“OTC”) options and cover for OTC options. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. With respect to each Fund, repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Foreign (non-U.S.) securities that are freely tradable in their principal markets are not considered to be illiquid. To the extent an investment held by a Fund is deemed to be an illiquid investment or a less liquid investment, the Fund will be exposed to a greater liquidity risk.

Restricted and other illiquid investments may be subject to the potential for delays on resale and uncertainty in valuation. A Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.  To the extent an investment held by a Fund is deemed to be an illiquid investment or a less liquid investment, the Fund will be exposed to a greater liquidity risk.

As required by Rule 22e-4 under the 1940 Act, the Trust has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4. If the limitation on illiquid investments is exceeded, other than by a change in market values, the condition will be reported to the Board and, when required, to the SEC. The rule may impact each Fund’s performance and ability to achieve its investment objective.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign (non-U.S.) securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market

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for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign (non-U.S.) issuers sponsored by the Financial Industry Regulatory Authority, Inc.

Under the current guidelines of the staff of the SEC, illiquid investments are also considered to include, among other securities, purchased over-the-counter (“OTC”) options, certain cover of or for OTC options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws.

Under guidelines adopted by the Trust’s Board, the Funds’ Adviser may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(a)(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Adviser will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Adviser will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two Nationally Recognized Statistical Rating Organizations (“NRSROs”) or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Adviser determines that it is of equivalent quality.

Rule 144A securities and Section 4(a)(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Adviser to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(a)(2) commercial paper could have the effect of increasing the amount of a Fund’s assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Information on Time Deposits and Variable Rate Notes

The Funds may invest in fixed time deposits, whether or not subject to withdrawal penalties. The commercial paper obligations which the Funds may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit the Funds to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Funds as lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Funds have the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Funds and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to each Fund’s investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

Insured Bank Obligations

The Funds may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”), currently up to $250,000. The Funds may purchase bank obligations, which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

Inverse Floaters

Inverse floaters constitute a class of mortgage-backed securities with a coupon rate that moves inversely to a designated index, such as Secured Overnight Financing Rate (“SOFR”) or 11th District Cost of Funds Index (“COFI”). Inverse floaters have coupon rates that typically change at a multiple of the changes of the relevant index rate. Any rise in the index rate (as a consequence of an increase in interest rates) causes a drop in the coupon rate on an inverse floater while any drop in the index rate causes an increase in the coupon rate of an inverse floater. In some circumstances, the coupon on an inverse floater could decrease to zero. In addition, like most other

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fixed income securities, the value of inverse floaters will decrease as interest rates increase and their average lives will extend. Inverse floaters exhibit greater price volatility than the majority of mortgage-backed securities. In addition, some inverse floaters display extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets. As described above, inverse floaters may be used alone or in tandem with interest-only stripped mortgage instruments.

Lending Portfolio Securities

For the purpose of achieving income, each Fund may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) the Fund may at any time call the loan and obtain the return of securities loaned, (3) the Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Fund.

As with other extensions of credit, there are risks that collateral could be inadequate in the event of the borrower failing financially, which could result in actual financial loss, and risks that recovery of loaned securities could be delayed, which could result in interference with portfolio management decisions or exercise of ownership rights. The Funds will be responsible for the risks associated with the investment of cash collateral, including the risk that the Funds may lose money on the investment or may fail to earn sufficient income to meet its obligations to the borrower. In addition, the Funds may lose its right to vote its shares of the loaned securities at a shareholders meeting if the Adviser does not recall or does not timely recall the loaned securities, or if the borrower fails to return the recalled securities in advance of the record date for the meeting.

Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or fails financially. This risk is increased when a Fund’s loans are concentrated with a single or limited number of borrowers. There are no limits on the number of borrowers to which a Fund may lend securities and a Fund may lend securities to only one or a small group of borrowers. As of the date of this SAI, the Funds do not engage in securities lending.

LIBOR Replacement Risk

The London Interbank Offered Rate (“LIBOR”) was a leading floating rate benchmark used in loans, corporate and municipal bonds, asset-backed and mortgage-backed securities, interest rate swaps, notes, derivatives and other instruments or investments. On July 27, 2017, the United Kingdom’s Financial Conduct Authority, which regulates LIBOR, announced the gradual phase out of the LIBOR rate. As of June 30, 2023, nearly all publications of LIBOR on a representative basis have ceased. Some LIBOR rates continued to be published, but only on a temporary, synthetic, and non-representative basis. These temporary, synthetic LIBOR rates were fully discontinued at the end of September of 2024. Public and Private sector market participants have worked to establish new or alternative reference rates to be used in place of LIBOR. Alternatives to LIBOR have been established and others may be developed. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate (SOFR), a broad measure of secured overnight U.S. Treasury repo rates, as the preferred alternative rate to LIBOR. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Markets are developing in response to these new rates, but questions around liquidity in these rates and how to appropriately adjust these rates to eliminate any economic value transfer at the time of transition remain a significant concern. The unavailability of LIBOR presents risks to a Fund, including the risk that any pricing or adjustments to the Fund’s investments resulting from a substitute or alternate reference rate may adversely affect a Fund’s performance and/or NAV.

The effectiveness of multiple alternative reference rates as opposed to one primary reference rate has not been determined. The effectiveness of alternative reference rates used in new or existing financial instruments and products has also not yet been determined. The utilization of an alternative reference rate may adversely affect the Fund’s investment performance.

Mortgage Pass-Through Securities

Interests in pools of mortgage pass-through securities differ from other forms of fixed income securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on the underlying residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid or refinanced or the underlying properties are foreclosed, thereby shortening the securities’ weighted average life. Some

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mortgage pass-through securities (such as securities guaranteed by Ginnie Mae) are described as “modified pass-through securities.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is Ginnie Mae. Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. Treasury, the timely payment of principal and interest on securities issued by lending institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgage loans. These mortgage loans are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A “pool” or group of such mortgage loans is assembled and after being approved by Ginnie Mae, is offered to investors through securities dealers.

Mortgage-backed securities issued by the Federal National Mortgage Association (“Fannie Mae”) include Fannie Mae Guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States, except as described below, but are supported by the right of the issuer to borrow from the U.S. Treasury. Fannie Mae is a stockholder-owned corporation chartered under an Act of the U.S. Congress. Fannie Mae certificates are guaranteed as to timely payment of the principal and interest by Fannie Mae. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”) include Freddie Mac Mortgage Participation Certificates. Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress. Freddie Mac certificates are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Mac certificates entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal after default.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating federal sponsorship of Fannie Mae and Freddie Mac. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress with regard to such sponsorship or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of government guaranteed mortgage-backed securities and a Fund’s liquidity and value.

There is risk that the U.S. government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. The Funds may purchase U.S. government securities that are not backed by the full faith and credit of the United States, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. government securities held by the Funds may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

The volatility and disruption that impacted the capital and credit markets during late 2008 and into 2009 have led to increased market concerns about Freddie Mac’s and Fannie Mae’s ability to withstand future credit losses associated with securities held in their investment portfolios, and on which they provide guarantees, without the direct support of the federal government. On September 7, 2008, both Freddie Mac and Fannie Mae were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”).

Under the plan of conservatorship, the FHFA has assumed control of, and generally has the power to direct, the operations of Freddie Mac and Fannie Mae, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers, including the power to: (1) take over the assets of and operate Freddie Mac and Fannie Mae with all the powers of the shareholders, the directors, and the officers of Freddie Mac and Fannie Mae and conduct all business of Freddie Mac and Fannie Mae; (2) collect all obligations and money due to Freddie Mac and Fannie Mae; (3) perform all functions of Freddie Mac and Fannie Mae which are consistent with the conservator’s appointment; (4) preserve and conserve the assets and property of Freddie Mac and Fannie Mae; and (5) contract for assistance in fulfilling any function, activity, action or duty of the conservator. In addition, in connection with the actions taken by the FHFA, the U.S. Treasury Department (the “Treasury”) entered into certain preferred stock purchase agreements with each of Freddie Mac and Fannie Mae which established the Treasury as the holder of a new class of senior preferred stock in each of Freddie Mac and Fannie Mae, which stock was issued in connection with financial contributions from the Treasury to Freddie Mac and Fannie Mae.

The conditions attached to the financial contribution made by the Treasury to Freddie Mac and Fannie Mae and the issuance of this senior preferred stock placed significant restrictions on the activities of Freddie Mac and Fannie Mae. Freddie Mac and Fannie Mae must obtain the consent of the Treasury to, among other things: (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock issued to the Treasury, (ii) issue capital stock of any kind, (iii) terminate the conservatorship of the FHFA except in connection with a receivership, or (iv) increase its debt beyond certain specified levels. In addition, significant restrictions were placed on the maximum size of each of Freddie Mac’s and Fannie Mae’s respective portfolios of

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mortgages and mortgage-backed securities, and the purchase agreements entered into by Freddie Mac and Fannie Mae provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year. The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things): the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in its role as conservator; the restrictions placed on Freddie Mac’s and Fannie Mae’s operations and activities as a result of the senior preferred stock investment made by the Treasury; market responses to developments at Freddie Mac and Fannie Mae; and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by Freddie Mac and Fannie Mae, including any such mortgage-backed securities held by the Funds.

The economic recession that commenced in the United States in 2008 introduced a period of heightened levels of default on the receivables and loans underlying asset-backed securities than were historically experienced. A future economic downturn could increase the risk such assets underlying the asset-backed securities purchased by the Funds will also suffer greater levels of default than was historically experienced.

Caps and Floors

The underlying mortgages that collateralize the ARMs in which the Funds may invest will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down: (1) per reset or adjustment interval, and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower’s monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. The value of mortgage securities in which the Funds invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Funds invest to be shorter than the maturities stated in the underlying mortgages.

Private Mortgage Pass-Through Securities

Private mortgage pass-through securities, also known as “non-agency mortgage securities”, are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities and are issued by United States and foreign (non-U.S.) private issuers such as originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed-rate or adjustable-rate mortgage loans. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae and Freddie Mac, such securities generally are structured with one or more types of credit enhancement.

Mortgage assets often consist of a pool of assets representing the obligations of a number of different parties. There are usually fewer properties in a pool of assets backing commercial mortgage-backed securities than in a pool of assets backing residential mortgage-backed securities; hence they may be more sensitive to the performance of fewer mortgage assets. To lessen the effect of failures by obligors on underlying assets to make payments, those securities may contain elements of credit support, which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security. The Funds will not pay any fees for credit support, although the existence of credit support may increase the price of a security.

Resets

The interest rates paid on the Adjustable Rate Mortgage Securities (“ARMs”) in which the Funds may invest generally are readjusted or reset at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost-of-funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the Secured Overnight Financing Rate (“SOFR”), the prime rate of a specific bank, or commercial paper

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rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to be somewhat less volatile.

Stripped Mortgage Securities

Stripped mortgage securities may be issued by federal agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

Stripped mortgage securities usually are structured with two classes that receive different proportions of the interest and principal distribution of a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). PO classes generate income through the accretion of the deep discount at which such securities are purchased, and, while PO classes do not receive periodic payments of interest, they receive monthly payments associated with scheduled amortization and principal prepayment from the mortgage assets underlying the PO class. The yield to maturity on a PO or an IO class security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A slower than expected rate of principal payments may have an adverse effect on a PO-class security’s yield to maturity. If the underlying mortgage assets experience slower than anticipated principal repayment, the Funds may fail to fully recoup its initial investment in these securities. Conversely, a rapid rate of principal payments may have a material adverse effect on an IO-class security’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Funds may fail to fully recoup its initial investment in these securities.

The Funds may purchase stripped mortgage securities for income, or for hedging purposes to protect a Fund’s portfolio against interest rate fluctuations. For example, since an IO class will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed income securities in a rising interest rate environment.

Mortgage Dollar Rolls

The Funds may enter into mortgage dollar rolls with a bank or a broker-dealer. A mortgage dollar roll is a transaction in which the Funds sells mortgage-related securities for immediate settlement and simultaneously purchases the same type of securities for forward settlement at a discount. While the Funds begin accruing interest on the newly purchased securities from the purchase or trade date, it is able to invest the proceeds from the sale of its previously owned securities, which will be used to pay for the new securities, in money market investments until a future settlement date. The use of mortgage dollar rolls is a speculative technique involving leverage, and is considered to be a form of borrowing.

To Be Announced (“TBA”) Sale or Purchase Commitments

The Funds may enter into TBA sale commitments to sell mortgage-backed securities that it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities, according to a Fund’s valuation procedures. The contract is adjusted to market value daily and the change in market value is recorded by the Funds as unrealized appreciation (depreciation). Recently finalized FINRA rules include mandatory margin requirements for the TBA market with limited exceptions. TBA trades historically have not been required to be collateralized. The collateralization of TBA trades is intended to mitigate counterparty credit risk between trade and settlement, but could increase the cost of TBA transactions and impose added operational complexity.

Over-the-Counter Instruments

The trading of over-the-counter instruments subjects the Funds to a variety of risks including: (1) counterparty risk; (2) basis risk; (3) interest rate risk; (4) settlement risk; (5) legal risk; and (6) operational risk. Counterparty risk is the risk that a Fund’s counterparties might default on their obligation to pay or perform generally on their obligations. The over-the-counter markets and some foreign (non-U.S.) markets are “principals’ markets.” That means that performance of the contract is the responsibility only of the individual firm or member on the other side of the trade and not any exchange or clearing corporation. Such “counterparty risk” is accentuated for contracts with longer maturities where events may intervene to prevent settlement, or where the Funds has concentrated its transactions with a single or small group of counterparties. Basis risk is the risk attributable to the movements in the spread between the derivative contract price and the future price of the underlying instrument. Interest rate risk is the general risk associated with movements in interest rates.

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Settlement risk is the risk that a settlement in a transfer system does not take place as expected. Legal risk is the risk that a transaction proves unenforceable in law or because it has been inadequately documented. Operational risk is the risk of unexpected losses arising from deficiencies in a firm’s management information, support and control systems and procedures. Transactions in over-the-counter derivatives may involve other risks as well, as there is no exchange market on which to close out an open position. It may be impossible to liquidate an existing position, to assess the value of a position or to assess the exposure to risk.

Other Asset-Backed Securities

Each Fund, in accordance with its investment objectives and policies, may invest in asset-backed securities (unrelated to mortgage loans). Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts, and personal property. In addition to prepayment and extension risks, these securities present credit risks that are not inherent in mortgage-related securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables generally are unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, if the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Funds will be unable to possess and sell the underlying collateral and that a Fund’s recoveries on repossessed collateral may not be available to support payments on these securities.

Recent Market Events.

The Funds could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a security or other instrument may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other instrument, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.

Stresses associated with the 2008 financial crisis in the United States and global economies peaked over a decade ago, but periods of unusually high volatility in the financial markets and restrictive credit conditions, sometimes limited to a particular sector or a geography, continue to recur. Some countries, including the United States, have adopted and/or are considering the adoption of more protectionist trade policies, a move away from the tighter financial industry regulations that followed the financial crisis, and/or substantially reducing corporate taxes. The exact shape of these policies is still being considered, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, especially if the market’s expectations are not borne out. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health, may add to instability in world economies and markets generally. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Funds invests in securities of issuers located in or with significant exposure to countries experiencing economic, political and/or financial difficulties, the value and liquidity of a Fund’s investments may be negatively affected by such events.

COVID-19 led to travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, business and school closings, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, as a possible consequence of the measures taken in response to the spread of COVID-19 and the resulting market disruptions, volatility and liquidity concerns, the Funds may have difficulty in complying with the distribution requirements necessary for the Funds to maintain its status as a regulated investment company under the Internal Revenue Code.

Political turmoil within the U.S. and abroad may also impact the Funds. Although the U.S. government has honored its credit obligations, it remains possible that the U.S. could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the U.S. would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Funds’ investments. Similarly, political events within the U.S. at times have resulted, and may in

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the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of the Funds’ investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. In recent years, the U.S. renegotiated many of its global trade relationships and imposed or threatened to impose significant import tariffs. These actions could lead to price volatility and overall declines in U.S. and global investment markets. The current contentious domestic political environment, as well as political and diplomatic events within the U.S. and abroad, such as presidential elections in the U.S. or abroad may adversely affect the U.S. regulatory landscape, the general market environment and/or investor sentiment, which could have an adverse impact on the Funds’ investments and operations. The changes in the U.S. presidential administration in 2025 has resulted in significant impacts to international trade relations, tax and immigration policies, and other aspects of national and international political and financial landscape, which could affect, among other things, inflation and the securities markets generally.

Repurchase Agreements

The Funds may enter into repurchase agreements. In a repurchase agreement, an investor (such as the Funds) purchases a security (known as the “underlying security”) from a securities dealer or bank. Any such dealer or bank must be deemed creditworthy by the Adviser. At that time, the bank or securities dealer agrees to repurchase the underlying security at a mutually agreed upon price on a designated future date. The repurchase price may be higher than the purchase price, the difference being income to the Funds, or the purchase and repurchase prices may be the same, with interest at an agreed upon rate due to the Funds on repurchase. In either case, the income to the Funds generally will be unrelated to the interest rate on the underlying securities. Repurchase agreements must be “fully collateralized,” in that the market value of the underlying securities (including accrued interest) must at all times be equal to or greater than the repurchase price. Therefore, a repurchase agreement can be considered a loan collateralized by the underlying securities.

Repurchase agreements are generally for a short period of time, often less than a week, and will generally be used by the Funds to invest excess cash or as part of a temporary defensive strategy. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Funds could experience both delays in liquidating the underlying security and losses. These losses could result from: (a) possible decline in the value of the underlying security while the Funds is seeking to enforce its rights under the repurchase agreement; (b) possible reduced levels of income or lack of access to income during this period; and (c) expenses of enforcing its rights.

Securities of Other Investment Companies

The Funds may invest in Underlying Funds, including affiliated funds. A Fund’s investments in ETFs, mutual funds or closed-end funds involve certain additional expenses and certain tax results, which would not be present in a direct investment in the underlying securities. Pursuant to Rule 12d1-4, a Fund and any “affiliated persons,” as defined by the 1940 Act, must comply with certain conditions in order to purchase more than 3% in the aggregate of the total outstanding securities of any underlying fund. Accordingly, when affiliated persons hold shares of any of the underlying funds, the Fund’s ability to invest fully in shares of those funds is restricted, and the Adviser must then, in some instances, select alternative investments that would not have been its first preference. In addition, Section 12(d)(1)(F) allows an alternative method for unaffiliated funds to invest in underlying funds provided such investments are made in accordance with the requirements of Section 12(d)(1)(F). An underlying fund whose shares are purchased by the Funds in reliance on Section 12(d)(1)(F) will not be obligated to redeem shares held by the Funds in an amount exceeding 1% of the underlying fund’s outstanding securities during any period of less than 30 days. Shares held by the Funds in excess of 1% of an underlying fund’s outstanding securities therefore, will be considered not readily marketable securities, which, together with other such securities, may not exceed 15% of a Fund’s total assets.

Investment decisions by the investment advisers of the underlying funds are made independently of the Fund and its Adviser. Therefore, the investment adviser of one underlying fund may be purchasing shares of the same issuer whose shares are being sold by the Adviser of the Fund. The result would be an indirect expense to the Fund without accomplishing any investment purpose.

Closed-End Investment Companies (Holbrook Income Fund)

Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on an exchange such as the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as “NASDAQ”) and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Funds), investors seek to buy and sell shares of closed-end funds in the secondary market.

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The Fund generally will purchase shares of closed-end funds only in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund’s proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share, which is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase, and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of a Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. A Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Exchange Traded Funds (“ETFs”) (Holbrook Income Fund)

ETFs are typically passively managed funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Additionally, some ETFs are unit investment trusts (UITs) that have two markets. The primary market is where institutions swap “creation units” in block-multiples of 50,000 shares for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the net asset value (NAV) is calculated. ETFs share many similar risks with open-end and closed-end funds.

ETFs are shares issued by investment companies that are traded like traditional equity securities on a national stock exchange or the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) National Market System. An investment in an ETF generally represents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate within a wide range, and the Funds could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional open-end mutual funds: (i) the market price of the ETF’s shares may trade at a discount to their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

ETF shares are not individually redeemable from the ETF, except upon termination of the ETF. To redeem from the ETF, an investor must accumulate enough ETF shares to reconstitute a creation unit. Upon redemption of a creation unit, an investor will receive securities underlying the ETF and cash identical to the portfolio deposit required of an investor wishing to purchase a creation unit that day. The Funds may sell ETF shares through a broker dealer.

The price of an ETF’s shares is derived from and based upon the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of traditional common stock,

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with the exception that the pricing mechanism for ETFs generally is based on a basket of stocks. Disruptions in the markets for the securities underling ETFs purchased or sold by the Funds could result in losses on ETFs.

Open-End Investment Companies

Under certain circumstances, an underlying fund may determine to make payment of a redemption by the Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the SEC. In such cases, the Fund may hold securities distributed by an underlying fund until the Adviser determines that it is appropriate to dispose of such securities.

The Holbrook Income Fund may invest in the Holbrook Structured Income Fund, which is also advised by the Adviser. As with investments in other investment companies, fees and expenses of investments in the Holbrook Structured Income Fund will be borne by the Holbrook Income Fund. However, to avoid charging duplicative fees, the Adviser voluntarily waives and/or reimburses the Holbrook Income Fund’s management fee with respect to the amount of its net assets invested in the Holbrook Structured Income Fund.

The Holbrook Income Fund and Holbrook Structured Income Fund may invest in the Holbrook Total Return Fund, an open-end registered investment company that is also advised by the Adviser. Fees and expenses of investments in the Holbrook Total Return Fund will be borne by the Holbrook Income Fund or Holbrook Structured Income Fund and each respective Fund’s shareholders. However, to avoid charging duplicative fees, the Adviser will voluntarily waive and/or reimburse the Holbrook Income Fund’s and Holbrook Structured Income Fund’s respective management fee with respect to the amount of its net assets invested in the Holbrook Total Return Fund. The amount of this voluntary waiver and/or reimbursement will fluctuate depending on each Fund’s daily allocations to Holbrook Total Return Fund.

Senior Notes/Baby Bonds

Senior notes, also called baby bonds, are bonds designed to trade like preferred securities. They trade in $25 par amounts, pay quarterly interest, and are typically callable five years after issuance. Unlike the other structures, the issuer generally cannot skip or defer payments on senior notes without entering into default. These bonds rank higher in the capital structure than hybrids, Trust preferred securities and traditional preferred securities. The payments on senior notes/baby bonds are generally cumulative, in that the issuer must make good on all missed payments before making any payout on a junior ranking security such as a hybrid, Trust Preferred Security or perpetual preferred security.

Structured Notes, Bonds and Debentures

Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the “Reference”) or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of a Fund’s entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

Swaps

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the over-the-counter market. The Holbrook Total Return Fund or an Underlying Fund may utilize swaps to achieve its investment objective. The Holbrook Total Return Fund’s Adviser or an Underlying Fund’s adviser, under the supervision of the Holbrook Total Return Fund’s or the Underlying Fund’s board, is responsible for determining and monitoring the liquidity of each fund’s transactions in swap agreements. The use of equity swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

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Swap Agreements

Swap agreements are typically two-party, uncleared contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.  The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index.  Most swap agreements calculate the obligations of the parties to the agreement on a “net basis.”  Consequently, the Holbrook Total Return Fund’s or an Underlying Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).  Payments may be made at the conclusion of a swap agreement or periodically during its term.  Swap agreements often do not involve the delivery of securities or other underlying assets.  Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, the Holbrook Total Return Fund’s or an Underlying Fund’s risk of loss includes the net amount of payments that the fund is contractually entitled to receive, if any.  The Holbrook Total Return Fund or an Underlying Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

The Holbrook Total Return Fund and some Underlying Funds may also enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of underlying assets, which may include a specified security, futures contract, basket of securities or futures contracts, defined portfolios of bonds, loans and mortgages, or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security, commodity or market without owning or taking physical custody of such security, commodity or market. Total return swap agreements may effectively add leverage to an Underlying Fund’s portfolio because, in addition to its total net assets, the Holbrook Total Return Fund or an Underlying Fund would be subject to investment exposure on the notional amount of the swap. Total return swaps are a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, pegged to a floating rate (such as the SOFR)), is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed between two parties.

The Holbrook Total Return Fund or some Underlying Funds may enter into interest rate swaps on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the funds receiving or paying, as the case may be, only the net amount of the two payments). If there is a default by the other party to such a transaction, the Holbrook Total Return Fund or Underlying Funds will have contractual remedies pursuant to the agreements related to the transaction. These transactions may in some instances involve the delivery of securities or other underlying assets by the Holbrook Total Return Fund or an Underlying Fund or its counterparty to collateralize obligations under the swap. If the other party to an interest rate swap that is not collateralized defaults, an Underlying Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.

No notional amounts are exchanged with total return swaps. Total return swap agreements entail the risk that the counterparty to the swap will default on its payment obligations to the Holbrook Total Return Fund or an Underlying Fund. Swap agreements also entail the risk that the Holbrook Total Return Fund or an Underlying Fund will not be able to meet its obligation to the counterparty to the swap. Generally, counterparties will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with one counterparty receiving or paying, as the case may be, only the net amount of the two payments).

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the over-the-counter market. The use of equity swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

Credit Default Swaps

In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically an emerging country, on its obligation. The Holbrook Total Return Fund and some Underlying Funds may use credit default swaps to provide a measure of protection against defaults of sovereign

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issuers (i.e., to reduce risk where the funds own or have exposure to the sovereign issuer) and may use credit default swaps to take an active long or short position with respect to the likelihood of a particular issuer’s default. In connection with these agreements, cash or liquid securities may be set aside as collateral by the custodian to the Holbrook Total Return Fund or the Underlying Funds in accordance with the terms of the swap agreement. The funds earns interest on cash set aside as collateral. Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Payments received or made at the end of the measurement period are recorded as realized gain or loss. Entering into these agreements involves, to varying degrees, elements of credit, market, and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related regulatory developments requires the clearing and exchange-trading of certain interest rate swaps and credit default swaps. The Dodd-Frank Act may eventually require the clearing of many additional types of OTC derivative instruments that the CFTC and SEC recently defined as “swaps” including non-deliverable foreign (non-U.S.) exchange forwards, OTC foreign (non-U.S.) exchange options and swaptions. Mandatory exchange-trading and clearing takes place on a phased-in basis based on type of market participant and CFTC approval of contracts for central clearing. In addition, non-cleared, derivatives are subject to margin requirements and swap dealers are required to collect margin from the Funds with respect to such derivatives. The Adviser will continue to monitor developments in this area, particularly to the extent regulatory changes affect a Fund’s ability to enter into swap agreements.

United States Government Agency

The Funds may invest in securities issued by United States Government Agencies. These consist of fixed income securities issued by agencies and instrumentalities of the United States Government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association (“GNMA”), Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation (“FHLMC”), the Farm Credit Banks, the Federal National Mortgage Association (“FNMA”), and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., GNMA mortgage-backed securities); (iii) supported by the issuing agency’s or instrumentality’s right to borrow from the United States Treasury (e.g., FNMA Discount Notes); or (iv) supported only by the issuing agency’s or instrumentality’s own credit (e.g., Tennessee Valley Association).

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PC’s”), which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees,

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including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.

United States Government Obligations

The Funds may invest in United States Government Obligations. These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis.

When-Issued, Forward Commitments and Delayed Settlements

The Funds may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. The Funds do not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives.

The Funds will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Funds may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Funds on the settlement date. In these cases, the Funds may realize a taxable capital gain or loss. When the Funds engage in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Funds starting on the day the Funds agree to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

INVESTMENT RESTRICTIONS

Each Fund has adopted the following fundamental investment restrictions that may not be changed without approval by a “majority of the outstanding shares” of the Fund which, as used in this SAI, means the vote of the lesser of (a) 67% or more of the shares of the Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.

1.       Diversification. With respect to 75% of its total assets, each Fund may not purchase any security (other than U.S. Government Securities or securities of other investment companies) if as a result: (i) more than 5% of the Fund’s total assets immediately after and as the result of such purchase would be invested in the securities of any one issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of a single issuer.

2.       Borrowing Money. Each Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made.

3.        Senior Securities. Each Fund will not issue senior securities.  This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by a Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

4.        Underwriting. Each Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), a Fund may be deemed an underwriter under certain federal securities laws.

5.        Concentration. Each Fund will not invest 25% or more of its net assets, calculated at the time of purchase and taken at market value, in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or repurchase agreements secured by U.S. government securities).

6.        Real Estate. Each Fund will not purchase or sell real estate.  This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related

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securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

7.        Commodities. Each Fund may invest in commodities only as permitted by the 1940 Act or other governing statute, by the rules thereunder, or by the SEC or other regulatory agency with authority over the Fund. This restriction shall not prohibit a Fund, subject to restrictions described in the Prospectus and elsewhere in this Statement of Additional Information, from purchasing or selling securities or other instruments backed by commodities or purchasing, selling or entering into futures contracts, foreign currency forward contracts, foreign currency options, hybrid instruments, or any interest rate or securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with applicable provisions of federal securities or commodities laws.

8.        Loans. Each Fund will not make loans to other persons, except: (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing non-publicly offered fixed income securities.  For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

The Holbrook Structured Income Fund and Holbrook Total Return Fund each take the position, with respect to concentration in any particular industry or group of industries, that agency mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, non-agency residential mortgage-backed securities, commercial mortgage-backed securities, collateralized mortgage obligations or any asset-backed securities (including collateralized loan obligations), do not represent interests in any particular industry or group of industries and the Holbrook Structured Income Fund’s or the Holbrook Total Return Fund’s fundamental investment policy above, with respect to concentration, does not operate to limit the ability of either the Holbrook Structured Income Fund or the Holbrook Total Return Fund to purchase such securities in any amount.

THE FOLLOWING ARE ADDITIONAL INVESTMENT LIMITATIONS OF THE FUNDS. THE FOLLOWING RESTRICTIONS ARE DESIGNATED AS NON-FUNDAMENTAL AND MAY BE CHANGED BY THE BOARD OF TRUSTEES OF THE TRUST WITHOUT THE APPROVAL OF SHAREHOLDERS.

1. Pledging. Each Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above.  Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2. Borrowing. Each Fund will not purchase any security while borrowings representing more than one third of its total assets are outstanding.

3. Margin Purchases. Each Fund will not purchase securities or evidences of interest thereon on “margin.”  This limitation is not applicable to short-term credit obtained by the Funds for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investment techniques.

4. Illiquid Investments. Each Fund will not invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

If a restriction on a Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of that Fund’s assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

Temporary Defensive Positions

In anticipation of or in response to adverse market, economic, political or other conditions, a Fund may take temporary defensive positions (up to 100% of its assets) in cash, cash equivalents and short-term U.S. government securities. If a Fund were to take a temporary defensive position, it may be unable for a time to achieve its investment objective.

POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies and procedures that govern the disclosure of each Fund’s portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of each Fund’s shareholders.

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It is the Trust’s policy to: (1) ensure that any disclosure of portfolio holdings information is in the best interest of Trust shareholders; (2) protect the confidentiality of portfolio holdings information; (3) have procedures in place to guard against personal trading based on the information; and (4) ensure that the disclosure of portfolio holdings information does not create conflicts between the interests of the Trust’s shareholders and those of the Trust’s affiliates.

Each Fund discloses its portfolio holdings by mailing its annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period.  In addition, each Fund discloses its portfolio holdings reports on Form N-CSR and Form N-PORT two months after the end of each quarter/semi-annual period.

Each Fund may choose to make portfolio holdings available to rating agencies such as Lipper, Morningstar or Bloomberg earlier and more frequently on a confidential basis.

Under limited circumstances, as described below, each Fund’s portfolio holdings may be disclosed to, or known by, certain third parties in advance of their filing with the SEC on Form N-CSR or Form N-PORT.  In each case, a determination has been made by the Trust’s Chief Compliance Officer that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

●	The Adviser. Personnel of the Adviser, including personnel responsible for managing each Fund’s portfolio, may have full daily access to each Fund’s portfolio holdings since that information is necessary in order for the Adviser to provide its management, administrative, and investment services to the Funds. As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of the portfolio managers in the trading of such securities, Adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers.

●	Ultimus Fund Solutions, LLC is the transfer agent, fund accountant, administrator and custody administrator for the Funds; therefore, its personnel have full daily access to each Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

●	U.S. Bank, N.A. is custodian for the Funds; therefore, its personnel have full daily access to each Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

●	Cohen & Company, Ltd., serves as the independent registered public accounting firm for the Funds. Its services include auditing the Funds’ financial statements. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services as requested.

●	Blank Rome LLP is counsel to the Funds; therefore, its personnel have access to each Fund’s portfolio holdings in connection with review of each Fund’s annual and semi-annual shareholder reports and SEC filings.

Additions to List of Approved Recipients. The Trust’s Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of each Fund’s portfolio securities at any time or to any persons other than those described above.  In such cases, the recipient must have a legitimate business need for the information in connection with the operation or administration of a Fund, as determined by the Trust’s Chief Compliance Officer and must be subject to a duty to keep the information confidential. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall the Funds, the Adviser or any other party receive any direct or indirect compensation in connection with the disclosure of information about a Fund’s portfolio holdings.

Compliance with Portfolio Holdings Disclosure Procedures. The Trust’s Chief Compliance Officer will report periodically to the Board with respect to compliance with a Fund’s portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect a Fund from the potential misuse of holdings information by individuals or firms in possession of that information.

MANAGEMENT

The business of the Trust is managed under the direction of the Board in accordance with the Amended Agreement and Declaration of Trust and the Trust’s By-laws (collectively, the “Governing Documents”), which have been filed with the SEC and are available upon request. The Board consists of four individuals, all of whom are not “interested persons” (as defined under the 1940 Act) of the Trust and the Adviser (“Independent Trustees”). Pursuant to the Governing Documents of the Trust, the Trustees shall elect officers including, but not limited to, a President, a Secretary, a Treasurer, and a Chief Compliance Officer. The Board retains the power to conduct, operate

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and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure.  The Board is led by Mark Gersten, who has served as the Chairman of the Board since the Trust was first registered with the SEC in 2012. Under the Trust’s Governing Documents, the Chairman of the Board is responsible for (a) presiding at Board meetings, (b) calling special meetings on an as-needed basis, and (c) execution and administration of Trust policies, including (i) setting the agendas for Board meetings and (ii) providing information to Board members in advance of each Board meeting and between Board meetings. Generally, the Trust believes it best to have a non-executive Chairman of the Board, who together with the President (principal executive officer), are seen by our shareholders, business partners and other stakeholders as providing strong leadership.  The Trust believes that its Chairman, the independent chair of the Audit Committee (the “Audit Committee”), and, as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, its series and each shareholder.

Board Risk Oversight.  The Board of Trustees is comprised entirely of Independent Trustees and has established an Audit Committee and a Nominating and Corporate Governance Committee (the “Corporate Governance Committee”), each with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting risk within its area of responsibilities.  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications.  Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.  Mark Garbin has over 30 years of experience in corporate balance sheet and income statement risk management for large asset managers. Mr. Garbin has extensive derivatives experience and has provided consulting services to alternative asset managers. Mr. Garbin holds both a Chartered Financial Analyst (“CFA”) and Professional Risk Manager (“PRM”) designation and has earned and holds advanced degrees in international business, negotiation and derivatives. Mark Gersten has over 35 years of business experience in the investment management business with a focus on mutual funds and alternative funds. He serves as a member of other mutual fund boards outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his service to this board and extensive experience administering mutual funds. Mr. Gersten is a certified public accountant and holds an MBA in accounting. Neil Kaufman has over 40 years of experience as a corporate and securities attorney and possesses a deep understanding of the securities industry in general and financial statements in particular. Mr. Kaufman has previously served as the Chairman of a NASDAQ-listed technology company and the Chairman of the Banking & Securities Law committee of the Nassau County Bar Association. Anita Krug has 9 years of experience as an attorney advising investment companies and investment advisory firms, particularly those managing hedge funds. She also has extensive experience as a law professor whose scholarship focuses on investment advisers, hedge funds and mutual funds. The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them well qualified.

Trustees and Officers.  The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, OH 45246.

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Independent Trustees *

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Mark Garbin Year of Birth: 1951	Trustee	Indefinite, Since 2012	Managing Principal, Coherent Capital Management LLC (since 2008), Independent Director, OCHEE LP (2021-present)	7	Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); Forethought Variable Insurance Trust (since 2013); iDirect Private Markets Fund (2014-2024); Carlyle Tactical Private Credit Fund (since March 2018); OHA CLO Enhanced Equity II Genpar LLP (since 2021 and Carlyle Credit Income Fund (since September 2023))
Mark D. Gersten Year of Birth: 1950	Chairman, Trustee	Indefinite, Since 2012	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011)	7	Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); iDirect Private Markets Fund (since 2014); iDirect Private Credit Fund (since 2024); iDirect Multi-Strategy Fund, LLC (since 2025); TPG Private Markets Fund (since 2025); and Morgan Stanley Private Markets and Alternatives Fund (since 2025); and previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017)
Neil M. Kaufman Year of Birth: 1960	Trustee, Audit Committee Chairman	Indefinite, Since 2012	Managing Member, Kaufman McGowan PLLC (legal services) (Since 2016)	7	iDirect Private Markets Fund (2014-2024)
Anita K. Krug Year of Birth: 1969	Trustee, Corporate Governance Committee Chairperson	Indefinite, Since 2012	Dean (2019-2025) and Professor (since 2019) of Chicago-Kent College of Law, Illinois Institute of Technology; Interim Vice Chancellor for Academic Affairs (2018-2019) University of Washington Bothell; Interim Dean (2017-2018), Professor (2016-2019), Associate Professor (2014-2016); and Assistant Professor (2010-2014), University of Washington School of Law	7	iDirect Private Markets Fund (since 2014); iDirect Private Credit Fund (since 2024); iDirect Multi-Strategy Fund, LLC (since 2025); TPG Private Markets Fund (since 2025); and Morgan Stanley Private Markets and Alternatives Fund (since 2025); and previously Centerstone Investors Trust (2016-2021)

*	Information as of April 30, 2026.

**	As of April 30, 2026, the Trust was comprised of 25 active portfolios managed by eight unaffiliated investment advisers and two affiliated investment advisers. The term “Fund Complex” applies only to those funds that (i) are advised by a common investment adviser or by an investment adviser that is an affiliated person of the investment adviser of any of the other funds in the Trust or (ii) hold themselves out to investors as related companies for purposes of investment and investor services. The Fund does not hold itself out as related to any other series of the Trust for investment purposes.

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Officers of the Trust*

Name, Address, Year of Birth	Position(s) Held with Registrant	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
James Colantino Year of Birth: 1969	President Since Feb. 2017 Treasurer (2012 to 2017)	Senior Vice President (2012-present); Vice President (2004 to 2012); Ultimus Fund Solutions LLC	N/A	N/A
Laura Szalyga Year of Birth: 1978	Treasurer Since Feb. 2017	Vice President, Ultimus Fund Solutions LLC (since 2015); Assistant Vice President, Ultimus Fund Solutions LLC (2011-2014)	N/A	N/A
Timothy Burdick Year of Birth: 1986	Vice President Since Aug. 2022 Secretary Since Aug. 2022	Vice President and Senior Managing Counsel, Ultimus Fund Solutions, LLC (2023 – present); Vice President and Managing Counsel, Ultimus Fund Solutions, LLC (2022 – 2023); Assistant Vice President and Counsel, Ultimus Fund Solutions, LLC (2019 – 2022).	N/A	N/A
Dan Ellenwood Year of Birth: 1969	Chief Compliance Officer Since October 2025	Vice President, Senior Compliance Officer, Northern Lights Compliance Services, LLC (June 2023 - present); Chief Compliance Officer, North Square Investments, LLC (2021 – 2023); Vice President, Fund Compliance Oversight Manager, Nuveen Investments – TIAA (2013 – 2021).	N/A	N/A

*	Information is as of April 30, 2026.

**	As of April 30, 2026, the Trust was comprised of 25 active portfolios managed by eight unaffiliated investment advisers and two affiliated investment advisers. The term “Fund Complex” applies only to those funds that (i) are advised by a common investment adviser or by an investment adviser that is an affiliated person of the investment adviser of any of the other funds in the Trust or (ii) hold themselves out to investors as related companies for purposes of investment and investor services. The Fund does not hold itself out as related to any other series of the Trust for investment purposes.

Audit Committee. The Board has an Audit Committee that consists of all of the Trustees, none of whom is an “interested person” of the Trust within the meaning of the 1940 Act. The Audit Committee’s responsibilities include, among other things: (i) the selection, retention or termination of the Trust’s independent auditors and approval of audit and non-audit services to be provided by the independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written

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statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls.  The Audit Committee operates pursuant to an Audit Committee Charter.  During the fiscal year ended April 30, 2026, the Audit Committee held eight meetings.

Corporate Governance Committee. On December 10, 2024, the Board reconstituted the Corporate Governance Committee. The Corporate Governance Committee consists of all of the Trustees, all of whom are not “interested persons” of the Trust within the meaning of the 1940 Act. The Corporate Governance Committee’s responsibilities include, among other things: (i) to identify and recommend individuals qualified to become Trustees and members of Board committees, as well as evaluate and make recommendations to the Board regarding trustee qualifications, selection criteria and Board size and composition; (ii) to periodically review and make recommendations with respect to the Board’s corporate governance policies and procedures and the Trust’s code of ethics; (iii) to monitor data submitted to the Board by individual trustees that may be relevant for evaluating independence and make recommendations to the Board regarding action, if any, that may be required or appropriate; (iv) to oversee an annual self-assessment of the Board’s and Board committees’ performance; and (v) to review and reassess annually trustee compensation and, if appropriate, recommend changes in Trustee compensation to the Board. The Corporate Governance Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of the Trust’s Secretary. During the fiscal year ended April 30, 2026, the Corporate Governance Committee held one meeting.

Compensation of Trustees. Effective January 1, 2026, the Trust pays each Independent Trustee a fee of $85,000 per annum, as well as reimbursements for any reasonable expenses incurred attending the meetings, to be paid at the end of each calendar quarter. In addition, the Chairman of the Board receives an additional annual fee of $20,000 and the Chairman of the Audit Committee receives an additional annual fee of $15,000. The Trust also pays each Independent Trustee a fee of $1,000 for each Board meeting (and/or Committee meeting held in connection with such a Board meeting) other than a regularly scheduled meeting (a “Special Meeting”), except that the Audit Committee will permit up to four Special Meetings a year without any additional fees.

No “interested person” who serves as a Trustee of the Trust will receive any compensation for their services as Trustee. None of the executive officers receive compensation from the Trust. The Trust does not have a bonus, profit sharing, deferred compensation, pension or retirement plan.

The table below details the amount of compensation the Trustees received from the Fund Complex during the fiscal year ended April 30, 2026. The Trust does not have a bonus, profit sharing, deferred compensation, pension or retirement plan.

Name and Position	Aggregate Compensation From Holbrook Structured Income Fund	Aggregate Compensation From Holbrook Income Fund	Aggregate Compensation From Holbrook Total Return Fund*	Total Compensation From Fund Complex Paid to Trustees**
Mark Garbin	$3,563.85	$3,563.85	$3,563.85	$10,691.5
Mark Gersten	$4,514.21	$4,514.21	$4,514.21	$13,542.63
Neil Kaufman	$4,276.62	$4,276.62	$4,276.62	$12,829.86
Anita Krug	$3,682.64	$3,682.64	$3,682.64	$11,047.92

*	The Holbrook Total Return Fund commenced operations on May 1, 2025.

**	The Trustees’ fees are allocated equally to each series in the Trust. The Trust is comprised of multiple series with differing fiscal year ends. The compensation paid to the Board of Trustees is determined on a calendar quarter basis. The term “Fund Complex” refers only to the Funds and not to any other series of the Trust. For the fiscal year ended April 30, 2026, the aggregate Independent Trustees’ fees paid by the entire Trust were $390,000. Trustees’ fees are allocated equally to each series of the Trust.

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Trustees’ Ownership of Shares in the Fund.  As of December 31, 2025, the Trustees beneficially owned the following amounts in the Funds and the family of investment companies overseen by the Trustees:

Name of Trustee	Dollar Range of Equity Securities in the Holbrook Structured Income Fund	Dollar Range of Equity Securities in the Holbrook Income Fund	Dollar Range of Equity Securities in the Holbrook Total Return Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Mark Garbin	$0	$0	$0	$0
Mark Gersten	$0	$0	$0	$0
Neil Kaufman	$0	$0	$0	$0
Anita Krug	$0	$0	$0	$0

*	Refers to all series of the Trust.

Management Ownership

As of August 14, 2026, the Trustees and officers, as a group, owned less than 1% of the Fund Complex’s outstanding shares.

CONTROL PERSONS AND PRINCIPAL HOLDERS

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.

As of August 14, 2026:

i.	no persons were “control” persons of the Fund. This means that there were no persons (i) owning beneficially more than 25% of the outstanding shares of the Fund, or (ii) that by acknowledgment or assertion by the controlled party or controlling party, were in control of the Fund;

ii.	the Trustees and officers, as a group, owned less than one percent of the Fund’s outstanding shares; and

iii.	The following persons owned of record 5% or more of a class of the Fund’s outstanding shares:

Holbrook Income Fund
Name & Address	Percentage of Fund Share Class
Class A
Charles Schwab & Co. 211 Main Street San Francisco, CA 94105	32.04%
LPL Financial 4707 Executive Dr. San Diego, CA 92121-3091	34.06%
Class I
Charles Schwab & Co. 211 Main Street San Francisco, CA 94105	34.49%
LPL Financial 4707 Executive Dr. San Diego, CA 92121-3091	26.03%
Investor Class
Charles Schwab & Co. 211 Main Street San Francisco, CA 94105	78.07%

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Holbrook Structured Income Fund
Name & Address	Percentage of Fund Share Class
Class A
Charles Schwab & Co. 211 Main Street San Francisco, CA 94105	37.73%
LPL Financial 4707 Executive Dr. San Diego, CA 92121-3091	20.28%
Class I
Charles Schwab & Co. 211 Main Street San Francisco, CA 94105	27.54%
LPL Financial 4707 Executive Dr. San Diego, CA 92121-3091	32.33%
Investor Class
Charles Schwab & Co. 211 Main Street San Francisco, CA 94105	73.53%

Holbrook Total Return Fund
Name & Address	Percentage of Fund Share Class
Class A
Scott Carmack & Katelyn Carmack C/O Holbrook Holdings Inc. 3225 Cumberland Blvd SE, Suite 100 Atlanta, GA 30339	100.00%
Class I
Charles Schwab & Co. 211 Main Street San Francisco, CA 94105	8.60%
LPL Financial 4707 Executive Dr. San Diego, CA 92121-3091	6.05%
Band & Co C/O US Bank PO Box 1787 Milwaukee, WI 53201	19.87%

INVESTMENT ADVISER

Investment Adviser and Investment Advisory Agreement

Holbrook Holdings Inc., located at 3225 Cumberland Blvd SE, Suite 100, Atlanta, GA 30339, serves as investment adviser to the Funds. Subject to the authority of the Board of Trustees, Holbrook is responsible for the overall management of each Fund’s business affairs. Scott Carmack, Holbrook’s Chief Executive Officer and portfolio manager of the Funds holds 55% of the voting interests in the Adviser, and Michael Burns holds 25% of the voting interests in the Adviser.

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The Adviser, subject to the supervision of the Board, agrees to invest the assets of the Funds in accordance with applicable law and the investment objective, policies and restrictions set forth in the Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.  The Adviser shall act as the investment adviser to the Funds and, as such shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities under the Investment Advisory Agreement (the “Advisory Agreement”), (ii) formulate a continuing program for the investment of the assets of the Funds in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Funds, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the  issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers subject to best execution.  The Adviser also provides necessary office facilities and personnel for servicing each Fund’s investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser, and all personnel of the Funds or the Adviser performing services relating to research, statistical and investment activities. The Advisory Agreement with respect to each of the Holbrook Structured Income Fund and the Holbrook Income Fund was last approved by the Board, including a majority of the Independent Trustees, at a meeting held on March 11, 2026. The Advisory Agreement with respect to the Holbrook Total Return Fund was last approved by the Board, including a majority of the Independent Trustees, at a meeting held on March 19, 2025.

The following table sets forth the annual management fee rate payable by the Funds to the Adviser pursuant to the Investment Advisory Agreement, expressed as a percentage of the Fund’s average daily net assets:

FUND	ADVISORY FEE
Holbrook Structured Income Fund	1.00%
Holbrook Income Fund	0.80%
Holbrook Total Return Fund	0.65%

For its services to the Funds, the Adviser is entitled to receive an annual fee equal to the percentages of each Fund’s average daily net assets in the table above. The advisory fee is allocated to each class shares based upon the relative proportion of each Fund’s net assets represented by that class. In addition to investment advisory fees, the Funds pay other expenses including costs incurred in connection with the maintenance of its securities law registration, printing and mailing prospectuses and Statements of Additional Information to shareholders, certain financial accounting services, taxes or governmental fees, custodial, transfer and shareholder servicing agent costs, expenses of outside counsel and independent accountants, preparation of shareholder reports and expenses of trustee and shareholders meetings. The fee is computed daily and payable monthly.

The Adviser has agreed contractually to waive fees and/or to reimburse expenses, other than expenses relating to acquired fund fees and expenses or extraordinary or non-recurring expenses, at least until September 1, 2027, such that net annual fund operating expenses of each Fund does not exceed the percentages in the table below, expressed as a percentage of average daily net assets attributable to each respective share class of each Fund. This agreement may be terminated by the Board on 60 days’ written notice to the Adviser. Waiver/reimbursement is subject to possible recoupment from the Funds in future years on a rolling three-year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the below expense limits as well as any expense limitation that was in effect at the time the reimbursement was made. No recoupment amount will be paid to the Adviser in any fiscal quarter unless the Trust’s Board of Trustees has determined in advance that a recoupment is in the best interest of the Funds and its shareholders.  Fee waiver and reimbursement arrangements can decrease each Fund’s expenses and increase its performance.

Fund	Class	Expense Cap	Minimum Duration
Holbrook Structured Income Fund	A	1.75%	September 1, 2027
Holbrook Structured Income Fund	I	1.50%	September 1, 2027
Holbrook Structured Income Fund	Investor	2.00%	September 1, 2027
Holbrook Income Fund	A	1.55%	September 1, 2027
Holbrook Income Fund	I	1.30%	September 1, 2027
Holbrook Income Fund	Investor	1.80%	September 1, 2027
Holbrook Total Return Fund	A	1.40%	September 1, 2027
Holbrook Total Return Fund	I	1.15%	September 1, 2027

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Expenses not expressly assumed by the Adviser under the Advisory Agreement are paid by the Funds.  Under the terms of the Advisory Agreement, each Fund is responsible for the payment of the following expenses among others: (a) the fees payable to the Adviser, (b) the fees and expenses of Trustees who are not affiliated persons of the Adviser or Distributor (as defined under the section entitled “The Distributor”), (c) the fees and certain expenses of the Custodian (as defined under the section entitled “Custodian”) and Transfer and Dividend Disbursing Agent (as defined under the section entitled “Transfer Agent”), including the cost of maintaining certain required records of the Funds and of pricing each Fund’s shares, (d) the charges and expenses of legal counsel and independent accountants for the Funds, (e) brokerage commissions and any issue or transfer taxes chargeable to the Funds in connection with its securities transactions, (f) all taxes and corporate fees payable by the Funds to governmental agencies, (g) the fees of any trade association of which the Funds may be a member, (h) the cost of share certificates representing shares of the Funds, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Funds and of shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Funds’ registration statements and prospectuses for such purposes, (k) all expenses of shareholders and Trustees’ meetings (including travel expenses of trustees and officers of the Trust who are directors, officers or employees of the Adviser) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of each Fund’s business.

With respect to each Fund, the Advisory Agreement will continue in effect for two years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the Funds. The Agreement may be terminated without penalty on 60 days’ written notice by a vote of a majority of the Trustees, the Adviser, or by holders of a majority of each Fund’s outstanding shares. The Agreement shall terminate automatically in the event of its assignment.

The table below provides information about the advisory fees paid by the Holbrook Income Fund to its investment adviser during the last three fiscal years:

Fiscal Year Ended	Management Fee	Fees Earned by the Adviser	Advisory Fees Waived	Net Fees Earned by the Adviser	Expense Reimbursed	Amount Subject to Recoupment
April 30, 2024	0.80%	$10,674,023	185,071*	$10,488,952**	$0	$0
April 30, 2025	0.80%	$14,127,596	$0	$14,127,596***	$0	$0
April 30, 2026	0.80%	$23,588,981	$35,157****	$25,553,824*****	$0	$0

*	Reflects the amount voluntarily waived or reimbursed by the Adviser of the Holbrook Income Fund’s management fee with respect to the amount of its net assets invested in the Holbrook Structured Income Fund. These waivers/reimbursements are not recapturable by the Adviser.

**	During the fiscal year ended April 30, 2024, the Adviser did not recapture any fees previously waived.

***	During the fiscal year ended April 30, 2025, the Adviser did not recapture any fees previously waived.

****	Reflects the amount voluntarily waived or reimbursed by the Adviser of the Holbrook Income Fund’s management fee with respect to the amount of its net assets invested in the Holbrook Total Return Fund. These waivers/reimbursements are not recapturable by the Adviser.

*****	During the fiscal year ended April 30, 2026, the Adviser did not recapture any fees previously waived.

The table below provides information about the advisory fees paid by the Holbrook Structured Income Fund to its investment adviser during the last three fiscal years:

Fiscal Year or Period Ended	Management Fee	Fees Earned by the Adviser	Advisory Fees Waived	Net Fees Earned by the Adviser	Expense Reimbursed	Amount Subject to Recoupment
April 30, 2024	1.00%	$675,816	$51,234	$624,582*	$0	$51,234
April 30, 2025	1.00%	$4,397,480	$0	$4,664,422**	$0	$0
April 30, 2026	1.00%	$5,320,450	$99,372***	$5,221,078****	$0	$0

*	During the fiscal year ended April 30, 2024, the Adviser did not recapture any fees previously waived.

**	During the fiscal year ended April 30, 2025, the Adviser recaptured $266,942 in fees previously waived.

***	Reflects the amount voluntarily waived or reimbursed by the Adviser of the Holbrook Structured Income Fund’s management fee with respect to the amount of its net assets invested in the Holbrook Total Return Fund. These waivers/reimbursements are not recapturable by the Adviser.

****	During the fiscal year ended April 30, 2026, the Adviser did not recapture any fees previously waived.

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The table below provides information about the advisory fees paid by the Holbrook Total Return Fund to its investment adviser during the last fiscal year:

Fiscal Year or Period Ended	Management Fee	Fees Earned by the Adviser	Advisory Fees Waived	Net Fees Earned by the Adviser	Expense Reimbursed	Amount Subject to Recoupment
April 30, 2026	0.65%	$109,774	$193,991	$0	$0	$193,991

During the fiscal year ended April 30, 2026, the amounts of the Holbrook Income Fund and Holbrook Structured Income Fund’s management fee that were waived and/or reimbursed by the Adviser with respect to investments in the Holbrook Total Return Fund was 0.001% and 0.02%, respectively. The amount of this voluntary waiver and/or reimbursement will fluctuate depending on the Holbrook Income Fund and Holbrook Structured Income Fund’s daily allocations to the Holbrook Total Return Fund.

Codes of Ethics

The Trust, the Adviser and the Distributor each have adopted codes of ethics under Rule 17j-1 under the 1940 Act that governs the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust. Under the code of ethics adopted by the Trust (the “Code”), the Trustees are permitted to invest in securities that may also be purchased by each Fund.

In addition, the Trust has adopted a separate code of ethics that applies only to the Trust’s executive officers to ensure that these officers promote professional conduct in the practice of corporate governance and management. The purpose behind these guidelines is to promote (i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the SEC and in other public communications made by the Funds; (iii) compliance with applicable governmental laws, rule and regulations; (iv) the prompt internal reporting of violations of this Code to an appropriate person or persons identified in the Code; and (v) accountability for adherence to the Code.

Proxy Voting Policies

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegate the responsibility for voting proxies to the Adviser, subject to the Board’s continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of each Fund and its shareholders. The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Proxy Policies and a record of each proxy voted by the Adviser on behalf of each Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.

Where a proxy proposal raises a material conflict between the Adviser’s interests and a Fund’s interests, the Adviser will resolve the conflict by voting in accordance with the policy guidelines or at the client’s directive using the recommendation of an independent third party.  If the third party’s recommendations are not received in a timely fashion, the Adviser will abstain from voting the securities held by that client’s account. A copy of the Adviser’s proxy voting policies is attached hereto as Appendix A.

More information. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-877-345-8646; and (2) on the SEC’s website at http://www.sec.gov and will be sent within three business days of receipt of a request.

THE DISTRIBUTOR

Northern Lights Distributors, LLC, located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474 (the “Distributor”) serves as the principal underwriter and national distributor for the shares of the Funds pursuant to an Underwriting Agreement with the Trust (the “Underwriting Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of FINRA. The offering of each Fund’s shares is continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use reasonable efforts to facilitate the sale of each Fund’s shares.

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The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by a Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares the Fund on 60 days’ written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days’ written notice to a Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.

The following table sets forth the total compensation received by the Distributor from the Holbrook Income Fund, the Holbrook Structured Income Fund, and the Holbrook Total Return Fund during the fiscal year ended April 30, 2026.

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Holbrook Income Fund – Class A	$9,202	$0	$0	*$0
Holbrook Income Fund – Investor Class	$0	$0	$0	*$0
Holbrook Structured Income Fund – Class A	$0	$0	$0	*$0
Holbrook Structured Income Fund – Investor Class	$0	$0	$0	*$0
Holbrook Total Return Fund – Class A	$0	$0	$0	*$0

*	The Distributor also receives 12b-1 fees from the Funds as described under the following section entitled “Rule 12b-1 Plan”.

Rule 12b-1 Plans

The Trust has adopted Distribution Plans pursuant to Rule 12b-1 under the 1940 Act (the “Plans”) pursuant to which each Fund is authorized to pay the Distributor, as compensation for Distributor’s account maintenance services under Plans, a distribution and shareholder servicing fee at the rate of up to 0.50% and 0.25% of a Fund’s average daily net assets attributable to the Investor Class shares and Class A shares, respectively.  Such fees are to be paid by the Fund monthly, or at such other intervals as the Board shall determine. Such fees shall be based upon a Fund’s average daily net assets during the preceding month and shall be calculated and accrued daily. Each Fund may pay fees to the Distributor at a lesser rate, as agreed upon by the Board of Trustees of the Trust and the Distributor. The Rule 12b-1 Plans authorize payments to the Distributor as compensation for providing account maintenance services to Fund shareholders, including arranging for certain securities dealers or brokers, administrators and others (“Recipients”) to provide these services and paying compensation for these services. Each Fund will bear its own costs of distribution with respect to its shares.

The services to be provided by Recipients may include, but are not limited to, the following: assistance in the offering and sale of Fund shares and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning a Fund; assisting in the establishment and maintenance of accounts or sub-accounts in a Fund and in processing purchase and redemption transactions; making a Fund’s investment plan and shareholder services available; and providing such other information and services to investors in shares of a Fund as the Distributor or the Trust, on behalf of a Fund, may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by the Distributor with respect to a Fund.

The Distributor is required to provide a written report, at least quarterly to the Board of Trustees of the Trust, specifying in reasonable detail the amounts expended pursuant to the Rule Plans and the purposes for which such expenditures were made. Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Distributor to Recipients.

The initial term of each Plan is one year and will continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by a majority of the Board of Trustees of the Trust and a majority of the Trustees who are not “interested persons” of the Trust and do not have a direct or indirect financial interest in the Plan (“Rule 12b-1 Trustees”) by votes cast in person

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at a meeting called for the purpose of voting on a Plan. A Plan may be terminated at any time by the Trust or a Fund by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the outstanding voting shares of a Fund.

A Plan may not be amended to increase materially the amount of the Distributor’s compensation to be paid by a Fund, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the affected class of a Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board of Trustees of the Trust and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on a Plan. During the term of a Plan, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of each Plan, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to a Plan will be in writing and provide that: (a) it may be terminated by the Trust or a Fund at any time upon sixty days’ written notice, without the payment of any penalty, by vote of a majority of the respective Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of the Trust or a Fund; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement. No “interested person” (as defined in the 1940 Act) of a Fund nor any Trustee had a direct or indirect financial interest in the operation of the plans or related agreements.

During the fiscal year ended April 30, 2026, the Holbrook Income Fund paid $1,412,002 and $476,705 in distribution-related fees pursuant to the Investor Class Plan and Class A Plan, respectively. During the fiscal year ended April 30, 2026, the Holbrook Structured Income Fund paid $384,497 and $55,997 in distribution related fees pursuant to the Investor Class Plan and Class A Plan, respectively. For the fiscal year ended April 30, 2026, the Holbrook Total Return Fund paid $14 and $0 in distribution related fees pursuant to the Class A Plan and Class I Plan, respectively. For the fiscal year indicated below, the Holbrook Income Fund, the Holbrook Structured Income Fund and the Holbrook Total Return Fund incurred the following allocated distribution expenses:

Actual 12b-1 Expenditures Paid by Holbrook Shares During the Fiscal Year Ended April 30, 2026
	HOLBROOK INCOME FUND Class A	HOLBROOK INCOME FUND Investor	HOLBROOK STRUCTURED INCOME FUND Class A	HOLBROOK STRUCTURED INCOME FUND Investor	HOLBROOK TOTAL RETURN FUND Class A
Advertising/Marketing	None	None	None	None	None
Printing/Postage	None	None	None	None	None
Payment to distributor	$22,140	$81,480	$2,765	$20,105	$1
Payment to dealers	$148,208	$201,356	$15,362	$79,574	$0
Compensation to sales personnel	None	None	None	None	None
Other	$306,356	$1,129,167	$37,870	$284,818	$13
Total	$476,705	$1,412,002	$55,997	$384,497	$14

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PORTFOLIO MANAGER

The tables below include details about the type, number, and assets under management for the various types of accounts, and total assets in the accounts with respect to which the advisory fee is based on the performance of the accounts. The information is as of April 30, 2026.

Scott Carmack

Account Type Investment Team	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total assets By Account Type Subject to a Performance Fee
Registered Investment Companies	3	$4.5 billion	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	0	0	0	0

Ethan Lai

Account Type Investment Team	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total assets By Account Type Subject to a Performance Fee
Registered Investment Companies	3	$4.5 billion	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	0	0	0	0

Conflicts of Interest

The Adviser manages assets for other pooled investment vehicles and/or other accounts. Accordingly, potential conflicts of interest may be present. For example, the Adviser may receive fees from certain accounts that are higher than the fees received from the Funds, or receive a performance-based fee on certain accounts. In those instances, a portfolio manager has an incentive to favor the higher and/or performance-based fee accounts over the Funds. In addition, to the extent that the Funds’ Portfolio Manager seeks to purchase or sell the same security for multiple client accounts and the order is only partially filled, the Adviser has an incentive to favor the higher and/or performance-based fee accounts over the Funds. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest. These policies and procedures will have the effect of

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foreclosing certain investment opportunities for the Funds from time to time. Notwithstanding the foregoing, the Adviser will act in the best interest of the Fund in accordance with its fiduciary duty to the Funds.

Compensation

As of the date of this SAI, the portfolio manager is paid a base salary and may also be paid a discretionary bonus.  The discretionary bonus, if any, is based upon the performance of the investments managed by the portfolio manager as well as the overall profitability of Holbrook. In addition, as majority owner of Holbrook, Mr. Carmack receives additional compensation in the form of net profits, if any, that Holbrook earns.

Ownership of Securities

The following table shows the dollar range of equity securities beneficially owned by the portfolio managers of the Funds as of April 30, 2026:

Name of Portfolio Manager	Funds Managed	Dollar Range of Equity Securities Beneficially Owned in the Funds
Ethan Lai	Holbrook Structured Income Fund	$500,001 – $1,000,000
	Holbrook Income Fund	$100,001 – $500,000
	Holbrook Total Return Fund	None
Scott Carmack	Holbrook Structured Income Fund	$500,001 – $1,000,000
	Holbrook Income Fund	$100,001 – $500,000
	Holbrook Total Return Fund	$10,001 - $50,000

ALLOCATION OF PORTFOLIO BROKERAGE

Specific decisions to purchase or sell securities for each Fund is made by the portfolio manager, who is an employee of the Adviser. The Adviser is authorized by the Trustees to allocate the orders placed by it on behalf of each Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to a Fund or the Adviser for a Fund’s use. Such allocation is to be in such amounts and proportions as the Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the Adviser will take the following into consideration:

●	the best net price available;

●	the reliability, integrity and financial condition of the broker or dealer;

●	the size of and difficulty in executing the order; and

●	the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of a Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided to a Fund. In allocating portfolio brokerage, the Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than those of a Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit a Fund.

For the fiscal year ended April 30, 2024, the Holbrook Structured Income Fund paid $0 in brokerage commissions. For the fiscal year ended April 30, 2025, the Holbrook Structured Income Fund paid $0 in brokerage commissions. For the fiscal period ended April 30, 2026, the Holbrook Structured Income Fund paid $0 in brokerage commissions.

For the fiscal year ended April 30, 2024, the Holbrook Income Fund paid $187,760 in brokerage commissions. For the fiscal year ended April 30, 2025, the Holbrook Income Fund paid $417,562 in brokerage commissions. The difference in brokerage commissions paid

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between 2024 and 2024 for the Holbrook Income Fund is due to more volume in exchange traded securities that warrant brokerage commissions. For the fiscal year ended April 30, 2026, the Holbrook Income Fund paid $191,686 in brokerage commissions.

For the fiscal year ended April 30, 2026, The Holbrook Total Return Fund paid $1,627 in brokerage commissions.

PORTFOLIO TURNOVER

Each Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by that Fund. A 100% turnover rate would occur if all of a Fund’s portfolio securities were replaced once within a one-year period. During the fiscal year ended April 30, 2026, the Holbrook Structured Income Fund’s portfolio turnover rate was 55%. During the fiscal year ended April 30, 2025, the Holbrook Structured Income Fund’s portfolio turnover rate was 80%. During the fiscal year ended April 30, 2026, the Holbrook Income Fund’s portfolio turnover rate was 49%. During the fiscal year ended April 30, 2025, the Holbrook Income Fund’s portfolio turnover rate was 68%. During the fiscal year ended April 30, 2026, The Holbrook Total Return Fund’s portfolio turnover rate was 20%.

OTHER SERVICE PROVIDERS

Fund Administration, Fund Accounting and Transfer Agent Services

Ultimus Fund Solutions, LLC (“UFS”), which has its principal office at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, serves as administrator, fund accountant and transfer agent for the Funds pursuant to the Fund Services Agreement (the “Agreement”) with each Fund and subject to the supervision of the Board.  UFS is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. UFS is an affiliate of the Distributor. UFS may also provide persons to serve as officers of the Funds. Such officers may be directors, officers or employees of UFS or its affiliates.

The Agreement is dated September 28, 2021. The Agreement was initially approved by the Board with respect to the Holbrook Income Fund at a meeting held on September 28-29, 2021. The Agreement was initially approved by the Board with respect to the Holbrook Structured Income Fund at a meeting held on February 2, 2022. The Agreement was initially approved by the Board with respect to the Holbrook Total Return Fund at a meeting held on March 19, 2025. The Agreement remains in effect for two years from its initial approval and will continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Board.  The Agreement is terminable by the Board or UFS on 90 days’ written notice and may be assigned by either party, provided that the Trust may not assign this agreement without the prior written consent of UFS. The Agreement provides that UFS shall be without liability for any action reasonably taken or omitted pursuant to the Agreement.

Under the Agreement, UFS performs administrative services for the Funds, including: (1) monitor the performance of administrative and professional services rendered to the Trust by others service providers; (2) monitor Fund holdings and operations for post-trade compliance with a Fund’s registration statement and applicable laws and rules; (3) prepare and coordinate the printing of semi-annual and annual financial statements; (4) prepare selected management reports for performance and compliance analyses; (5) prepare and disseminate materials for and attend and participate in meetings of the Board; (6) determine income and capital gains available for distribution and calculate distributions required to meet regulatory, income, and excise tax requirements; (7) review the Trust’s federal, state, and local tax returns as prepared and signed by the Trust’s independent public accountants; (8) prepare and maintain the Trust’s operating expense budget to determine proper expense accruals to be charged to a Fund to calculate its daily net asset value; (9) assist in and monitor the preparation, filing, printing and where applicable, dissemination to shareholders of amendments to the Trust’s Registration Statement on Form N-1A, periodic reports to the Trustees, shareholders and the SEC, notices pursuant to Rule 24f-2, proxy materials and reports to the SEC on Forms N-SAR, N-CSR, N-PORT, N-CEN and N-PX; (10) coordinate the Trust’s audits and examinations by assisting each Fund’s independent public accountants; (11) determine, in consultation with others, the jurisdictions in which shares of the Trust shall be registered or qualified for sale and facilitate such registration or qualification; (12) monitor sales of shares and ensure that the shares are properly and duly registered with the SEC; (13) monitor the calculation of performance data for each Fund; (14) prepare, or cause to be prepared, expense and financial reports; (15) prepare authorization for the payment of Trust expenses and pay, from Trust assets, all bills of the Trust; (16) provide information typically supplied in the investment company industry to companies that track or report price, performance or other information with respect to investment companies; (17) upon request, assist a Fund in the evaluation and selection of other service providers, such as independent public accountants, printers, EDGAR providers and proxy solicitors (such parties may be affiliates of UFS); and (18) perform other services, recordkeeping and assistance relating to the affairs of the Trust as the Trust may, from time to time, reasonably request.

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UFS also provides each Fund with accounting services, including: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of a Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for a Fund; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among a Fund’s custodian and Adviser; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of a Fund.

UFS also acts as transfer, dividend disbursing, and shareholder servicing agent for the Funds pursuant to the Agreement. Under the agreement, UFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For the services rendered to the Funds by UFS, each Fund pays UFS the greater of an annual minimum fee or an asset-based fee, which scales downward based upon net assets for fund administration, fund accounting and transfer agency services. The Holbrook Structured Income Fund had not yet commenced operations during the fiscal year ended April 30, 2022. For the fiscal year ended April 30, 2024, the Holbrook Structured Income Fund paid to UFS $113,338 for administration services, $37,435 for fund accounting fees, and $52,520 for transfer agency fees. For the fiscal period ended April 30, 2025, the Holbrook Structured Income Fund paid to UFS $447,175 for administration services, $76,038 for fund accounting fees, and $143,432 for transfer agency fees. For the fiscal year ended April 30, 2026, the Holbrook Structured Income Fund paid to UFS $302,523 for administration services, $86,818 for fund accounting fees, and $165,203 for transfer agency fees. For the fiscal year ended April 30, 2024, the Holbrook Income Fund paid to UFS $790,261 for administration services, $165,122 for fund accounting fees, and $537,013 for transfer agency fees. For the fiscal year ended April 30, 2025, the Holbrook Income Fund paid to UFS $938,352 for administration services, $206,704 for fund accounting fees and $732,668 for transfer agency fees. For the fiscal year ended April 30, 2026, the Holbrook Income Fund paid to UFS $1,344,540 for administration services, $325,980 for fund accounting fees and $1,019,531 for transfer agency fees. For the fiscal year ended April 30, 2026, the Holbrook Total Return Fund paid to UFS $76,036 for administration services, $30,324 for fund accounting fees and $17,692 for transfer agency fees..

Custodian

U.S. Bank National Association (the “Custodian”) serves as the custodian of the Fund’s assets pursuant to a Custody Agreement by and between the Custodian and the Trust on behalf of the Funds. The Custodian’s responsibilities include safeguarding and controlling each Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on each Fund’s investments. Pursuant to the Custody Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser. The Funds may employ foreign sub-custodians that are approved by the Board to hold foreign assets. The Custodian’s principal place of business is 1555 North River Center Drive, Suite 302, Milwaukee, WI 53212

Chief Compliance Officer

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust. NLCS’s compliance services consist primarily of reviewing and assessing the policies and procedures of the Trust and its service providers pertaining to compliance with applicable federal securities laws, including Rule 38a-1 under the 1940 Act. For the compliance services rendered to the Funds, the Funds pays NLCS a one-time fee plus an annual asset-based fee, which scales downward based upon net assets. The Funds also pays NLCS for any out-of-pocket expenses.

For the fiscal year ended April 30, 2024, the Holbrook Structured Income Fund paid NLCS $15,950 for compliance services fees. For the fiscal year ended April 30, 2025, the Holbrook Structured Income Fund paid NLCS $26,252 for compliance services fees. For the fiscal year ended April 30, 2026, the Holbrook Structured Income Fund paid NLCS $47,385 for compliance services fees.

For the fiscal year ended April 30, 2024, the Holbrook Income Fund paid NLCS $45,401 for compliance services fees. For the fiscal year ended April 30, 2025, the Holbrook Income Fund paid NLCS $49,030 for compliance services fees. For the fiscal year ended April 30, 2026, the Holbrook Income Fund paid NLCS $58,961 for compliance services fees.

For the fiscal year ended April 30, 2026, the Holbrook Total Return Fund paid NLCS $34,500 for compliance services fees.

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DESCRIPTION OF SHARES

Each share of beneficial interest of the Trust has one vote in the election of Trustees. Cumulative voting is not authorized for the Trust. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

Shareholders of the Trust and any other future series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series or classes. Matters such as ratification of the independent public accountants and election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series.

The Trust’s by-laws state that unless the Trust consents in writing to the selection of an alternative forum, the sole and exclusive forums for any Shareholder (including a beneficial owner) to bring (i) any derivative action or proceeding brought on behalf of the Trust; (ii) any action asserting a claim or breach of a fiduciary duty owed by any Trustee, officer or employee, if any, of the Trust to the Trust or the Trust’s Shareholders or its beneficial owners; (iii) any action asserting a claim against the Trust, its Trustees, officers or employees, if any, arising pursuant to any provision of the Delaware Statutory Trust Act or the Trust’s Amended Agreement and Declaration of Trust or by-laws; or (iv) any action asserting a claim against the Trust, its Trustees, officers or employees, if any, governed by the internal affairs doctrine shall be a state or federal court located within the State of Delaware. The Trust’s by-laws also state that any person or entity that is a shareholder of the Trust shall be deemed to have notice of and consented to the foregoing provisions of the Trust’s by-laws. The Trust is authorized to issue an unlimited number of shares of beneficial interest. Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of each Fund. All shares issued are fully paid and non-assessable.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.  The Trust’s Secretary serves as its Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to, determining that the Funds’ Distributor, and Transfer Agent have established proper anti-money laundering procedures, reported suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Calculation of Share Price

As indicated in the Prospectus under the heading “How Shares Are Priced,” the net asset value (“NAV”) of a Fund’s shares is determined by dividing the total value of a Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of a Fund.

Generally, a Fund’s domestic securities (including underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges) are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. The Board has appointed the Adviser as its designee (the “Valuation Designee”) for all fair value determinations and responsibilities, with respect to the Funds, other than overseeing pricing service providers used by any series of the Trust, including the Funds. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the Valuation Designee in accordance with procedures approved by the Board and as further described

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below. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the-counter market.

Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost.

Exchange traded options are valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the exchange on which such options are traded. Futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Valuation Designee. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the valuation procedures approved by the Valuation Designee.

The fair market values supplied by the independent pricing service will generally reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or the value of other instruments that have a strong correlation to the fair-valued securities. The independent pricing service will also take into account the current relevant currency exchange rate. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities may trade on days when Fund shares are not priced, the value of securities held by a Fund can change on days when Fund shares cannot be redeemed or purchased. In the event that a foreign security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Fund’s calculation of NAV), the security will be valued at its fair market value as determined in good faith by a Funds’ Valuation Designee in accordance with procedures approved by the Board as discussed below. Without fair valuation, it is possible that short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that it will prevent dilution of the Fund’s NAV by short-term traders. In addition, because a Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of these portfolio securities may change on days when you may not be able to buy or sell Fund shares.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, a Fund normally uses pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign (non-U.S.) securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

When market quotations are insufficient or not readily available, the Fund may value securities at fair value or estimate their value as determined in good faith by the Valuation Designee, pursuant to procedures approved by the Board. Fair valuation may also be used by the Valuation Designee if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

The Funds may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures the Valuation Designee. The Valuation Designee may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.

Fair Valuation Process. Fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser or sub-adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser or sub-adviser to make such a

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judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser or sub-adviser valuation based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser or sub-adviser is unable to obtain a current bid from such independent dealers or other independent parties, the Valuation Designee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of a Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Standards for Fair Value Determinations. As a general principle, the fair value of a security is the amount that a Fund might reasonably expect to realize upon its current sale. The Trust has adopted Financial Accounting Standards Board Statement of Financial Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures (“ASC 820”). In accordance with ASC 820, fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available under the circumstances.

Various inputs are used in determining the value of a Fund’s investments relating to ASC 820. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc).

Level 3 – significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

The Valuation Designee takes into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of a portfolio manager of a Fund with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Adviser or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formulae produced by independent third parties and (vii) the liquidity or illiquidity of the market for the security.

Board of Trustees Oversight. The Board is responsible for reviewing and approving fair value methodologies utilized by the Valuation Designee, which approval shall be based upon whether the Valuation Designee followed the Valuation Procedures approved by the Board.

In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board or their designees, pursuant to procedures approved by the Board. Fair valuation may also be used by the Board if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

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Purchase of Shares

Orders for shares received by the Funds in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at net asset value per share computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of the NYSE on the next day on which it is open for trading at the next determined net asset value per share.

Notice to Texas Shareholders

Texas shareholders who wish to appoint a representative should notify the Trust’s Transfer Agent in writing to obtain a form for providing written notice to the Trust. Requests may be sent to either of the following addresses:

Regular Mail:

[Fund Name]

c/o Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, OH 45246

Overnight Delivery:

[Fund Name]

c/o Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

Redemption of Shares

Shares of the Funds may be redeemed on any business day upon receipt of a request for redemption, in accordance with the procedures set forth in the Prospectus. Redemptions are effected at the per share NAV, next determined after receipt of the redemption request. Redemption proceeds will ordinarily be paid within seven days following receipt of instructions in proper form, or sooner, if required by law. The right of redemption may be suspended by the Trust or the payment date postponed beyond seven days when:

(a) the NYSE is closed, other than customary weekend and holiday closings;

(b) trading on that exchange is restricted for any reason;

(c) when an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for a Fund to fairly determine the value of its net assets, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d) the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the net asset value next determined after the termination of the suspension.

If the Board should determine that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, a Fund may pay the redemption price in whole or part by a distribution in kind of securities from a Fund, in lieu of cash, in conformity with applicable rules of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. The Funds have elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Funds are obligated during any 90-day period to redeem shares for any one shareholder of record solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets at the beginning of such period.

Supporting documents in addition to those listed under “How to Redeem Shares” in the Prospectus will be required from executors, administrators, Trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, Trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds shares of a Fund, the U.S. federal income tax treatment of a partner in such partnership generally will depend upon the status of the partner and activities of the partnership.

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All shareholders (and partners in a partnership that is a shareholder) should consult a qualified tax adviser regarding their investment in a Fund.

Each Fund expects to qualify and has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and intends to continue to so qualify, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders, as described more fully below. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, a Fund should not be subject to U.S. federal income or excise tax on its investment company taxable income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Investment company taxable income and net capital gain of a Fund will be computed in accordance with Section 852 of the Internal Revenue Code.

Investment company taxable income is made up of dividends and interest less expenses, plus any excess of net short-term capital gains over net long-term capital losses. Net capital gain (that is, the excess of net long-term capital gains over net-short-term capital losses) for a fiscal year is computed by taking into account any capital loss carryforward of a Fund. Capital losses may be carried forward indefinitely and retain the character of the original loss. Capital loss carry forwards are available to offset future realized capital gains. To the extent that these carry forwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.

To be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, each Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stocks, securities or foreign (non-U.S.) currencies, or other income (including gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and net income from “qualified publicly traded partnerships” (as defined in Section 851(h) of the Internal Revenue Code), and (b) diversify its holdings so that, at the end of each quarter, (i) at least 50% of the value of such Fund’s total assets is represented by cash and cash items, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the value of such Fund’s total assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of such Fund’s total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers which such Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If a Fund qualifies as a regulated investment company and distributes to its shareholders each taxable year an amount equal to or exceeding the sum of (i) 90% of its investment company taxable income without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, such Fund generally will not be subject to U.S. federal income tax on any income of such Fund, including net capital gain, distributed to shareholders. If, however, a Fund meets such distribution requirements, but chooses to retain a portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained.

Each Fund intends to distribute all of its investment company taxable income and any net capital gains in accordance with the timing requirements imposed by the Internal Revenue Code and therefore should not be required to pay any U.S. federal income or excise taxes. Distributions of investment company taxable income and net capital gain will be made after the end of each fiscal year ending April 30, and no later than December 31 of each year. Both types of distributions will be in shares of a Fund unless a shareholder elects to receive cash.

If a Fund fails to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, that Fund would be required to pay income taxes on its investment company taxable income and net capital gains, if any, at the rates generally applicable to corporations (currently, at a maximum rate of 21%). Shareholders of such a Fund generally would not be liable for U.S. federal income tax on the Fund’s investment company taxable income or net capital gains in their individual capacities. Distributions to shareholders, whether from that Fund’s investment company taxable income or net capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of that Fund.

Each Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Internal Revenue Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of a Fund’s ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to such Fund during the preceding calendar year. Under ordinary circumstances, each Fund expects to time its distributions so as to avoid liability for this tax.

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Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.  In addition, certain other distributions made after the close of a taxable year of a Fund may be “spilled back” and treated as paid by a Fund (except for the purposes of the 4% excise tax) during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Internal Revenue Code.

Distributions of investment company taxable income are taxable to shareholders as ordinary income. Because each Fund’s income is derived primarily from sources that do not pay “qualified dividend income,” dividends from each Fund generally are not expected to qualify for taxation at the long-term capital gain rates available to individuals on qualified dividend income. Furthermore, dividends from each Fund generally are not expected to qualify for the dividends-received deduction for shareholders that are corporations. Distributions of net capital gain (“capital gain dividends”) generally are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of each Fund have been held by such shareholders.

Distributions by a Fund in excess of such Fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) a shareholder’s tax basis in his or her Fund shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. Distributions of investment company taxable income and net capital gain will be taxable as described above, whether received in cash or additional shares. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for U.S. federal income tax purposes in each share so received equal to the amount of cash the shareholder could have received.

A redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in his or her shares of such Fund. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

An additional 3.8% Medicare tax will be imposed on certain investment company taxable income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

Under the Internal Revenue Code, each Fund will be required to report to the Internal Revenue Service (“IRS”) all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares of such Fund, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Internal Revenue Code, distributions of investment company taxable income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of U.S. federal income tax (currently, at a 24% rate) in the case of non-exempt shareholders who fail to furnish such Fund with their taxpayer identification numbers and with required certifications regarding their status under the U.S. federal income tax law, or if a Fund is notified by the IRS or a broker that withholding is required due to an incorrect social security number or taxpayer identification number or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Each Fund (or its administrative agent) is required to report to the IRS and furnish to shareholders the cost basis information for sale transactions of shares. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO or some other specific identification method. Unless you instruct otherwise, a Fund will use average cost as its default cost basis method. If average cost is used for the first sale of shares covered by these rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Shareholders should consult with their tax advisers to determine the best cost basis method for their tax situation. Shareholders that hold their shares through a financial intermediary should contact such financial intermediary with respect to reporting of cost basis and available elections for their accounts.

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Foreign (Non-U.S.) Shareholders

The foregoing discussion relates only to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and domestic corporations, trusts and estates). Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign (non-U.S.) tax consequences of ownership of shares of a Fund, including the likelihood that distributions to them would be subject to withholding of U.S. federal income tax at a rate of 30% (or at a lower rate under a tax treaty) and the possibility they may be subject to U.S. estate tax. A portion of each Fund’s distributions received by a foreign (non-U.S.) shareholder may, however, be exempt from U.S. withholding tax to the extent properly reported by such Fund as attributable to U.S. source interest income and short-term capital gains. If a foreign (non-U.S.) shareholder is eligible for a reduced rate of withholding tax under an applicable tax treaty, the foreign (non-U.S.) shareholder will be required to provide an applicable IRS Form W-8 certifying its entitlement to benefits under the treaty in order to obtain a reduced rate of withholding tax. However, if the distributions are effectively connected with a U.S. trade or business of the foreign (non-U.S.) shareholder (or, if an income tax treaty applies, attributable to a permanent establishment in the United States of the foreign (non-U.S.) shareholder), then the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons, plus, in certain cases where the foreign (non-U.S.) shareholder is a corporation, a branch profits tax at a 30% rate (or lower rate provided in an applicable treaty). If the foreign (non-U.S.) shareholder is subject to such U.S. income tax on a distribution, then a Fund is not required to withhold U.S. federal tax if the foreign (non-U.S.) shareholder complies with applicable certification and disclosure requirements.

Ordinary dividends paid to a foreign (non-U.S.) shareholder that fails to make certain required certifications, or that is a “foreign financial institution” as defined in Section 1471 of the Internal Revenue Code and that does not meet the requirements imposed on foreign financial institutions by Section 1471, are generally subject to a U.S. withholding tax at a 30% rate. A foreign (non-U.S.) shareholder may be exempt from the withholding described in this paragraph under an intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement. While withholding described in this paragraph would have also applied to payments of gross proceeds from the sale or other disposition of shares on or after January 1, 2019, proposed Treasury regulations eliminate such withholding on payments of gross proceeds entirely. Taxpayers generally may rely on these proposed Treasury regulations until final Treasury regulations are issued.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for the Funds, each Fund’s transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign (non-U.S.) currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to a Fund, defer losses to a Fund, cause adjustments in the holding periods of a Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

Passive Foreign Investment Companies

Investment by a Fund in a “passive foreign investment company” (“PFIC”) could subject the Fund to U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to treat a PFIC as a “qualified electing fund” (“QEF election”), in which case the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company.

A Fund also may make an election to “mark to market” the gains (and to a limited extent losses) in such holdings as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the applicable Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return.

Foreign (Non-U.S.) Currency Transactions

Each Fund’s transactions in foreign (non-U.S.) currencies, foreign (non-U.S.) currency-denominated fixed income securities and certain foreign (non-U.S.) currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign (non-U.S.) currency concerned.

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Foreign (Non-U.S.) Taxation

Income received by a Fund from sources within foreign (non-U.S.) countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign (non-U.S.) corporations, such Fund may be able to elect to “pass through” to such Fund’s shareholders the amount of eligible foreign (non-U.S.) income and similar taxes paid by such Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign (non-U.S.) taxes paid by a Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign (non-U.S.) taxes in computing his or her taxable income or to use it as a foreign (non-U.S.) tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign (non-U.S.) tax credit with respect to a gain dividend. No deduction for foreign (non-U.S.) taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of a Fund’s taxable year whether the foreign (non-U.S.) taxes paid by that Fund will “pass through” for that year.

Generally, a credit for foreign (non-U.S.) taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign (non-U.S.) source taxable income. For this purpose, if the pass-through election is made, the source of the Fund’s income will flow through to shareholders of the Fund. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign (non-U.S.) currency-denominated fixed income securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign (non-U.S.) tax credit is applied separately to foreign (non-U.S.) source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign (non-U.S.) taxes paid by the Fund. The foreign (non-U.S.) tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on individuals and foreign (non-U.S.) taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount, Pay-In-Kind and Market Discount Securities

Investments by a Fund in zero coupon securities, deferred interest securities, other securities with original issue discount (or with market discount if a Fund elects to include market discount in income currently) or pay-in-kind securities will require such Fund to accrue income on such investments for each taxable year, generally prior to the receipt of the corresponding cash payments. However, a Fund must distribute, at least annually, all or substantially all of its net income, including such accrued income, to shareholders to qualify as a regulated investment company under the Internal Revenue Code and avoid U.S. federal income and excise taxes. Therefore, a Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate cash to satisfy its distribution requirements.

By holding the foregoing kinds of securities, the Funds may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Funds actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). A Fund may realize gains or losses from such liquidations. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

If a shareholder recognizes a loss with respect to a Fund shares of $2 million or more for a shareholder that is an individual or a trust, or $10 million or more for a shareholder that is a corporation (excluding S corporations), in any single taxable year (or a greater amount over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances. Shareholders of each Fund may be subject to state and local taxes on distributions received from a Fund and on redemptions of a Fund’s shares.

A brief explanation of the form and character of the distribution accompany each distribution. In January of each year each Fund issues to each shareholder a statement of the U.S. federal income tax status of all distributions.

Shareholders should consult their tax advisers about the application of federal, state and local and foreign (non-U.S.) tax law in light of their particular situation.

49

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd., 1835 Market Street, Suite 310, Philadelphia, Pennsylvania 19103, serves as the independent registered public accounting firm for the Funds. Its services include auditing the Funds’ financial statements. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services as requested.

LEGAL COUNSEL

Blank Rome LLP, 1271 Avenue of the Americas, New York, NY 10020 serves as the Trust’s legal counsel.

FINANCIAL STATEMENTS

The financial statements of the Holbrook Structured Income Fund, the Holbrook Income Fund, and the Holbrook Total Return Fund for the fiscal year ended April 30, 2026, including the notes thereto and report of the independent registered public accounting firm thereon, are incorporated by reference in this SAI. These financial statements include the portfolios of investments, statements of assets and liabilities, statements of operations, statements of changes in net assets, financial highlights and notes. The Holbrook Structured Income Fund, the Holbrook Income Fund, and the Holbrook Total Return Fund will provide a copy of the Fund’s financial statements without charge by calling the Fund at 1-877-345-8646 or by visiting the Adviser’s website: www.holbrookholdings.com. Once available, you can obtain a copy of the financial statements contained in the Holbrook Total Return Fund’s annual or semi-annual report without charge by calling the Fund at 1-877-345-8646 or by visiting the Adviser’s website: www.holbrookholdings.com.

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APPENDIX A

PROXY VOTING PROCEDURES

Rule 206(4)-6

Pursuant to Rule 206(4)-6 under the Investment Advisers Act of 1940, it is a fraudulent, deceptive, or manipulative act, practice, or course of business within the meaning of Section 206(4) of the Advisers Act for an investment adviser to exercise proxy-voting authority with respect to client securities unless:

(a)	The adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that where the adviser is required to vote proxies, they do so in the best interest of clients. The policies should address how the adviser will address any material conflicts of interest that may arise between the adviser and its clients;

(b)	The adviser discloses to clients how they may obtain the information on how the adviser voted their proxies; and

(c)	The adviser has disclosed its proxy voting policies and procedures to clients and, upon request, has furnished a copy to clients.

Note: The rule applies to all SEC registered investment advisers who exercise proxy voting authority with respect to client securities.

Proxy Voting for Separately Managed Accounts

Advisory Accounts

Adviser’s investment advisory agreements and Form ADV Part II (disclosure document) shall state whether or not Adviser has been given the authority to vote proxies solicited by, or with respect to, the issuers of securities in its clients’ accounts. However, Adviser will not vote proxies for the following types of securities:

♦	Unsupervised securities (e.g., securities unmanaged by adviser in clients account that, for instance, arrived with the account and client wishes to retain, but are not held in our model);

♦	Securities in transition (e.g., securities held in an account that are in the process of being sold so the account can be aligned with the model portfolio);

♦	Model securities that have been sold. These represent securities that are no longer in the model come the time of the proxy vote; or

♦	Voting for foreign securities in countries that require “shareblocking.”

Sub-Advisory Accounts

Adviser will handle proxy voting consistent with the proxy voting authority stated in the Sub-Advisory Master Agreement between Adviser and the Sponsor/Advisor or in the Sponsor’s client agreement.

Taft Hartley / Union Advisory Accounts

For these selected accounts, Adviser will vote proxies according to the interests recommended by the AFL-CIO Proxy Voting Guidelines.

In all cases, clients may expressly retain the right to vote proxies or take any action relating to specified securities held in their account provided they provide timely, prior written notice to Adviser, releasing Adviser from any liability or responsibility with respect to the voting of proxies.

Proxy Voting Policy

The Chief Operating Officer (COO) shall be responsible for serving as or appointing an officer of Adviser to serve as the “Chief Proxy Voting Officer” (CPVO). The Investment Policy Committee shall be responsible for general oversight of the Proxy Voting Policy. It shall be the responsibility of the CPVO to review all proxies solicited on behalf of Adviser’s clients, to analyze the questions and propositions being proposed, to make a determination, in consultation with the Investment Policy Committee, how each proposal might affect and impact the financial and economic interests of Adviser’s clients, and to execute the vote which is deemed to represent the most favorable short and long term economic interests of Adviser’s clients.

The CPVO and the Investment Policy Committee shall give close attention to proposals affecting the value or future value of Adviser’s clients’ investments. The CPVO together with the Investment Policy Committee shall be responsible for reviewing all Proxy statements to determine which proposals might be controversial, which proposals are deemed to be in the best interests of Adviser’s clients, and which are not in the best interests of Adviser’s clients. The Investment Policy Committee, in consultation with the CPVO, shall make a determination regarding the proper action to take (vote “in favor” or “against”).

Where requested, the CPVO will research the corporate governance issues and corporate actions to make proxy vote recommendations to the Investment Policy Committee and will handle the administrative functions associated with the voting of client proxies. Adviser’s Investment Policy Committee retains the ultimate authority on deciding how to vote. As a general matter, Adviser will vote in favor of proxy proposals that enhance the independence of board membership, improve management accountability and corporate governance, further align management interests with shareholder interests and increase transparency. Furthermore, Adviser will support management initiatives and shareholder resolutions that are socially responsible and reduce a company’s negative impact on the environment. Adviser will also generally oppose an executive compensation proposal if the Investment Policy Committee believes the compensation does not reflect the economic and social circumstances of the company (i.e., at times of layoff, wage freezes, etc.).

Adviser maintains proxy vote records and proxy materials, including the proxy voting ballot issues and votes cast. Adviser will also maintain various proxy voting reports, including reports that indicate the number of shares and votes taken for all applicable proxy votes cast.

Adviser may decide to outsource this function to a third party proxy voting service. While it will allow the third party proxy voting service to recommend votes, Adviser may override some responses utilizing the voting policies stated above.

Conflicts of Interest

Adviser is committed to the highest standards of business conduct. In order for Adviser to identify potential or actual conflicts of interest, it is Adviser’s policy that Employees must immediately contact Compliance if they believe that a certain outside activity raises or appears to raise a conflict of interest in connection with the proxy voting activities of Adviser. It is every Employee’s duty to notify Compliance of any conflicting relationships as they arise.

In any instance where a conflict of interest arises, Adviser will vote in accordance with the best interests of its clients and to promptly disclose the conflict, the details of the proxy vote, and how the issue was voted to all clients in writing.

Disclosure

Rule 206(4)-6 requires advisors with proxy voting authority to make the following disclosures to clients:

1.	Whether the investment adviser votes proxies for clients;

2.	The proxy voting policies, practices, and procedures of the investment adviser;

3.	Whether a client can direct a vote in a proxy solicitation;

4.	How clients can obtain information on the voting of their proxies; and

5.	A clear and prominent disclosure that a copy of proxy policies is available upon request.

Record Keeping

Rule 204-2(c) (2) of the Advisers Act requires investment advisers to keep and retain the following books and records:

1.	Proxy voting policies and procedures (Maintained by Adviser and/or outsourced provider);

2.	A copy of each proxy statement that Adviser receives regarding client securities (Adviser retains a copy of each proxy statement that it receives regarding client securities or Adviser may obtain a copy of a proxy statement from the SEC’s EDGAR system);

3.	A record of each vote cast by Adviser or outsourced provider on behalf of a client;

4.	A copy of any document created by Adviser that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for any such decision (Maintained by Adviser, as needed); and

5.	A copy of each written client request for information on how Adviser voted proxies on behalf of the client, and a copy of any written response by Adviser to any (written or oral) client request for information (Maintained by Adviser).

Potential Conflicts of Interest

All Directors, Officers, and Employees of Adviser are responsible for notifying Compliance of the following:

a.	Any personal or business relationships with any executive director or officer of a company whose securities are (or may be) recommended to the Firm’s clients;

b.	If he or she (or spouse / close relative) currently or formerly serves as a director or executive of any company; and

c.	If he or she (or spouse / close relative) holds more than 2% financial interest in any company.

Proxy Voting for Funds for which Adviser Acts as Investment Adviser

The Adviser will comply with the rules established by the SEC pursuant to the Investment Company Act of 1940, and all fund guidelines set forth in the compliance manual of the fund in handling proxy voting for any funds for which the Adviser acts as investment adviser. Generally, the responsibility for overseeing proxy voting policies and decisions lies with the Board of Directors for each fund, but may delegate this responsibility to the Adviser as the most knowledgeable party to make proxy decisions. In exercising proxy voting rights with regard to companies in any fund’s portfolio, the Adviser’s goals are to maximize the value of the fund’s investments, promote accountability of a company’s management and board of directors to its shareholders, to align the interests of management and shareholders, and to increase the transparency of a company’s business and operations.

Generally, the following policies will apply to shares owned by a fund for which Adviser acts as investment adviser. Under Section 12(d)(1) of the Investment Company Act of 1940, as amended, a fund may only invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the outstanding voting stock of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. However, Section 12(d)(1)(F) of the Investment Company Act of 1940 provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by a fund if (i) immediately after the purchase or acquisition of not more than 3% of the total outstanding stock of such registered investment company is owned by the fund and all affiliated persons of the fund; and (ii) the fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1.5%. Therefore, Adviser must comply with the following voting restrictions unless it is determined that the fund is not relying on Section 12(d)(1)(F): when the fund exercises voting rights by proxy or otherwise with respect to any investment company owned by the fund, the fund will either (i) seek instruction from the fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or (ii) vote the shares held by the fund in the same proportion as the vote of all other holders of such security.

Conflicts of Interest Between Adviser and the Fund

In any situation where Adviser is asked to cast a proxy vote that may present a conflict between a fund’s shareholders and those of Adviser, Adviser will abstain from voting and will forward all proxy voting materials to the Board of Trustees of the fund for a voting decision. Adviser shall make a written recommendation of the voting decision to the Board of Trustees, including an explanation of the conflict of interest, the reasons for its recommendation, and an explanation of why the recommendation is consistent with Adviser’s proxy voting policies.

Record Keeping

Adviser will maintain the following records for each fund for whom it acts as investment adviser:

1.	Proxy voting policies and procedures;

2.	A copy of each proxy statement;

3.	A record of each vote cast by Adviser;

4.	A copy of any document created by Adviser that was material to making a decision on how to vote proxies on behalf of the fund; and

5.	Copies of all Form N-PX filed on behalf of the fund.

Form N-PX / Annual Report of Proxy Voting Record

Adviser will work with the fund administrator to file the Form N-PX (and any other required filings and reports) with the SEC regarding the fund’s proxy voting record.

Proposals Specific to Mutual Funds

The Adviser serves as investment adviser or sub-adviser to certain investment companies (“Funds”) registered with the Securities and Exchange Commission. These Funds may invest in other investment companies that are not affiliated with the Fund (“Underlying Funds”) and are required by the Investment Company Act of 1940, as amended (the “1940 Act”), to handle proxies received from Underlying Funds in a certain manner. Notwithstanding the guidelines provided in these procedures, it is the policy of the Adviser to vote all proxies received from the Underlying Funds in the same proportion that all shares of the Underlying Funds are voted, or in accordance with instructions received from fund shareholders, pursuant to Section 12(d)(1)(F) of the 1940 Act. After properly voted, the proxy materials are placed in a file maintained by the Adviser’s Chief Compliance Officer for future reference.

APPENDIX B

DESCRIPTION OF SECURITIES RATINGS

The ratings of Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P Global Ratings”), Fitch Ratings (“Fitch”), and DBRS® Ratings Limited (“DBRS”) represent their respective opinions as of the date they are expressed and not statements of fact as to the quality of various long-term and short-term debt instruments they undertake to rate. It should be emphasized that ratings are general and are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield. Ratings do not constitute recommendations to buy, sell, or hold any security, nor do they comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of any payments of any security.

Short-Term Credit Ratings

Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. An S&P Global Ratings short-term issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation. However, the ratings S&P assigns to certain instruments may diverge from these guidelines based on market practices. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:

“A-1” – Obligations rated “A-1” are rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – Obligations rated “A-2” are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” – Obligations rated “A-3” exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” – Obligations rated “B” are regarded as vulnerable and have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – Obligations rated “C” are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D” – Obligations rated “D” are in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed debt restructuring.

Local Currency and Foreign Currency Ratings – S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Ratings of Prime-1 reflect a superior ability to repay short-term debt obligations.

“P-2” – Ratings of Prime-2 reflect a strong ability to repay short-term debt obligations.

“P-3” – Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation ratings are based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

“F3” – Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – High short-term default risk. Default is a real possibility.

“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

“NR” – This designation indicates that Fitch does not publicly rate the associated issuer or issue.

“WD” – This designation indicates that the rating has been withdrawn and is no longer maintained by Fitch.

DBRS® Ratings Limited (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The “R-1” and “R-2” rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Credit Ratings

S&P Global Ratings would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings S&P assigns to certain instruments may diverge from these guidelines based on market practices. The following summarizes the ratings used by S&P Global Ratings for long-term issues:

“AAA” – Obligations rated “AAA” have the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” – Obligations rated “AA” differ from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” – Obligations rated “A” are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” – Obligations rated “BBB” exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitment on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – Obligations rated “BB” are less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” – Obligations rated “B” are more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC” – Obligations rated “CCC” are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” – Obligations rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – Obligations rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D” – Obligations rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

“NR” – This indicates that a rating has not been assigned or is no longer assigned..

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Local Currency and Foreign Currency Ratings - S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

*	By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

 The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative. “BB” ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

“CCC” – A “CCC” rating indicates that substantial credit risk is present. Very low margin for safety. Default is a real possibility.

“CC” – A “CC” rating indicates very high levels of credit risk. Default of some kind appears probable.

“C” – A “C” rating indicates exceptionally high levels of credit risk. A default or default-like process has begun, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a C category rating for an issuer include:

a.	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b.	the formal announcement by the issuer or their agent of a distressed debt exchange;

c.	closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

“RD” – Restricted default. RD ratings indicate an issuer that in Fitch’s opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include: a. the selective payment default on a specific class or currency of debt; b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation.

“D” – Default. D ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business and debt is still outstanding.

Defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “B” to “C” rating categories, depending on their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC”.

“NR” – Denotes that Fitch does not publicly rate the associated issue or issuer.

“WD” – Indicates that the rating has been withdrawn and is no longer maintained by Fitch.

The DBRS long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than “AAA” and “D” also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS for long-term debt:

“AAA” – Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

●	Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

●	Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

Moody’s uses the Municipal Investment Grade (“MIG”) scale to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels – “MIG-1” through “MIG-3” – while speculative grade short-term obligations are designated “SG”. The following summarizes the ratings used by Moody’s for these short-term obligations:

“MIG 1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG 2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG 3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

For variable rate demand obligations (“VRDOs”), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of Variable Municipal Investment Grade (“VMIG”) ratings.

With conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade. For VRDOs, Moody’s typically assigns a VMIG rating if the frequency of the payment obligation is less than every three years.

If the frequency of the payment obligation is less than three years but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is “NR”. Industrial development bonds in the United States where the obligor is a corporate may carry a VMIG rating that reflects Moody’s view of the relative likelihood of default and loss. In these cases, liquidity assessment is based on the liquidity of the corporate obligor.

“VMIG 1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG 2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG 3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack structural or legal protections.

“NR” – Is assigned to an unrated obligation.

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities. Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.

Fitch’s credit ratings relating to issuers are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign financial, bank, insurance and public finance entities (including supranational and sub-national entities) and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

Credit ratings provided by DBRS are forward-looking opinions about credit risk which reflect the creditworthiness of an issuer, rated entity, and/or security. Credit ratings are not statements of fact. While historical statistics and performance can be important considerations, credit ratings are not based solely on such; they include subjective considerations and involve expectations for future performance that cannot be guaranteed. To the extent that future events and economic conditions do not match expectations, credit ratings assigned to issuers and/or securities can change. Credit ratings are also based on approved and applicable methodologies, models and criteria (“Methodologies”), which are periodically updated and when material changes are deemed necessary, this may also lead to rating changes.

Credit ratings typically provide an opinion on the risk that investors may not be repaid in accordance with the terms under which the obligation was issued. In some cases, credit ratings may also include consideration for the relative ranking of claims and recovery, should default occur. Credit ratings are meant to provide opinions on relative measures of risk and are not based on expectations of any specific default probability, nor are they meant to predict such.

The data and information on which DBRS bases its opinions is not audited or verified by DBRS, although DBRS conducts a reasonableness review of information received and relied upon in accordance with its Methodologies and policies.

DBRS uses rating symbols as a concise method of expressing its opinion to the market but there are a limited number of rating categories for the possible slight risk differentials that exist across the rating spectrum and DBRS does not assert that credit ratings in the same category are of “exactly” the same quality.

PART C

OTHER INFORMATION

Item 28.		Exhibits.
(a)	(1)	Amended Agreement and Declaration of Trust dated May 28, 2019 is incorporated herein by reference to the Registrant’s Registration Statement filed on August 28, 2019.
	(2)	Certificate of Trust as filed with the State of Delaware on June 8, 2012 is incorporated herein by reference to the Registrant’s Registration Statement filed on June 28, 2012.
(b)		Registrant’s Amended and Restated By–Laws is incorporated herein by reference to the Registrant’s
Registration Statement filed on September 25, 2018.
(c)		Instruments Defining Rights of Security Holders – see relevant portions of Certificate of Trust and By-Laws
(d)	(1)	Investment Advisory Agreement between Registrant and Redwood Investment Management, LLC with respect to the Redwood Managed Volatility Fund is incorporated herein by reference to the Registrant’s Registration Statement filed on October 22, 2013.
	(2)	Reserved.
	(3)	Investment Advisory Agreement between Registrant and Hanlon Investment Management, Inc., with respect to the Tactical Dividend and Momentum Fund is incorporated herein by reference to the Registrant’s Registration Statement filed on August 12, 2015.
	(4)	Investment Advisory Agreement between Registrant and Holbrook Holdings, Inc. with respect to the Holbrook Income Fund is incorporated herein by reference to the Registrant’s Registration Statement filed on June 13, 2016.
	(5)	Amended Exhibit A to the Investment Advisory Agreement between Registrant and Holbrook Holdings, Inc. reflecting the addition of Holbrook Structured Income Fund is incorporated herein by reference to the Registrant’s Registration Statement filed on March 21, 2022.
	(6)	Investment Advisory Agreement between Registrant and Redwood Investment Management, LLC dated February 21, 2017 is incorporated herein by reference to the Registrant’s Registration Statement filed on March 8, 2017.
	(7)	Investment Advisory Agreement between Registrant and Recurrent Investment Advisors, LLC with respect to the Recurrent Natural Resources Fund and the Recurrent MLP & Infrastructure Fund is incorporated herein by reference to the Registrant’s Registration Statement filed on October 24, 2017.
	(8)	Reserved.
	(9)	Amended Exhibit A to the Investment Advisory Agreement dated February 21, 2017 between Registrant and Redwood Investment Management, LLC is incorporated herein by reference to the Registrant’s Registration Statement filed on August 28, 2019.
	(10)	Investment Sub-Advisory Agreement between Registrant and Affinity Investment Advisors, LLC with respect to the Simplify Affinity World Leaders Equity ETF to be filed by subsequent amendment.
	(11)	Reserved.
	(12)	Reserved.
	(13)	Investment Advisory Agreement between Registrant and Redwood Investment Management, LLC with respect to the LeaderShares AlphaFactor US Core Equity ETF is incorporated herein by reference to the Registrant’s Registration Statement filed on September 25, 2018.
	(14)	Amended Exhibit A to the Investment Advisory Agreement between Registrant and Holbrook Holdings, Inc. is incorporated herein by reference to the Registrant’s Registration Statement filed on April 30, 2025.
	(15)	Amended Exhibit A to the Amended and Restated Investment Advisory Agreement between Registrant and Redwood Investment Management, LLC is incorporated herein by reference to the Registrant’s Registration Statement filed on June 21, 2021.
	(16)	Reserved.
	(17)	Reserved.
	(18)	Investment Advisory Agreement between Registrant and IronHorse Capital LLC with respect to the Conductor Global Equity Value ETF is incorporated herein by reference to the Registrant’s Registration Statement filed on April 12, 2022.
	(19)	Investment Advisory Agreement between Registrant and Hunter Capital Management, LLC with respect to the Hunter Small Cap Value Fund is incorporated herein by reference to the Registrant’s Registration Statement filed on November 27, 2024.

	(20)	Investment Advisory Agreement between Registrant and Hypatia Capital Management LLC with respect to the Hypatia Women CEO ETF is incorporated herein by reference to the Registrant’s Registration Statement filed on December 27, 2022.
	(21)	Investment Sub-Advisory Agreement between Registrant, Hypatia Capital Management LLC and Vident Advisory, LLC with respect to the Hypatia Women CEO ETF is incorporated herein by reference to the Registrant’s Registration Statement filed on November 27, 2024.
	(22)	Investment Advisory Agreement between Registrant and VestGen Investment Management, LLC with respect to the Tactical Dividend and Momentum Fund is incorporated herein by reference to the Registrant’s Registration Statement filed on June 24, 2025.
	(23)	Investment Advisory Agreement between Registrant and Liberty One Investment Management, LLC with respect to the Liberty One Spectrum ETF, the Liberty One Defensive Dividend Growth ETF, and the Liberty One Tactical Income ETF is incorporated herein by reference to the Registrant’s Registration Statement filed on September 24, 2025.
	(24)	Investment Sub-Advisory Agreement between Registrant, Liberty One Investment Management, LLC and Vident Advisory, LLC with respect to the Liberty One Spectrum ETF, the Liberty One Defensive Dividend Growth ETF, and the Liberty One Tactical Income ETF is incorporated herein by reference to the Registrant’s Registration Statement filed on September 24, 2025.
	(25)	Interim Investment Advisory Agreement between Registrant and Simplify Asset Management Inc. with respect to the Simplify Affinity World Leaders Equity ETF to be filed by subsequent amendment.
	(26)	Investment Advisory Agreement between Registrant and Simplify Asset Management Inc. with respect to the Simplify Affinity World Leaders Equity ETF to be filed by subsequent amendment.
	(27)	Interim Investment Sub-Advisory Agreement between Registrant and Affinity Investment Advisors, LLC with respect to the Simplify Affinity World Leaders Equity ETF to be filed by subsequent amendment.
	(28)	Investment Advisory Agreement between Registrant and Capital Wealth Planning, LLC with respect to the CWP Premium Growth ETF and CWP Premium Dividend ETF to be filed by subsequent amendment.
(e)	(1)	Underwriting Agreement between Registrant and Northern Lights Distributors, LLC is incorporated herein by reference to the Registrant’s Registration Statement filed on August 29, 2025.
	(2)	ETF Distribution Agreement between Registrant and Northern Lights Distributors, LLC is incorporated herein by reference to the Registrant’s Registration Statement filed on August 29, 2025.
	(3)	Reserved.
	(4)	Distribution Agreement between the Registrant and Foreside Financial Services, LLC is incorporated herein by reference to the Registrant’s Registration Statement filed on November 28, 2023.
(f)		Bonus or Profit Sharing Contracts – None
(g)	(1)	Custodial Agreement between the Registrant and The Bank of New York Mellon is incorporated herein by reference to the Registrant’s Registration Statement filed on August 12, 2015.
	(2)	Custodian and Transfer Agent Agreement between the Registrant and Brown Brothers Harriman & Co. is incorporated herein by reference to the Registrant’s Registration Statement filed on September 26, 2017.
	(3)	Custody Agreement between the Registrant and U.S. Bank, N.A. with respect to the Liberty One Spectrum ETF, the Liberty One Defensive Dividend Growth ETF, and the Liberty One Tactical Income ETF is incorporated herein by reference to the Registrant’s Registration Statement filed on September 24, 2025.
	(4)	Custodian Agreement between the Registrant and Brown Brothers Harriman & Co. is incorporated herein by reference to the Registrant’s Registration Statement filed on May 30, 2025.
	(5)	Custody Agreement between the Registrant and U.S. Bank, N.A. is incorporated herein by reference to the Registrant’s Registration Statement filed on January 16, 2018.
	(6)	Amended Exhibit B to the Custody Agreement between the Registrant and U.S. Bank, N.A. is incorporated herein by reference to the Registrant’s Registration Statement filed on May 30, 2025.
(h)	(1)	Fund Services Agreement between the Registrant and Ultimus Fund Solutions, LLC is incorporated herein by reference to the Registrant’s Registration Statement filed on October 26, 2021.
	(2)	Amended Consulting Agreement between the Registrant and Northern Lights Compliance Services, LLC is incorporated herein by reference to the Registrant’s Registration Statement filed on April 12, 2022.
	(3)	Expense Limitation Agreement between the Registrant and Redwood Investment Management, LLC dated September 18, 2013, with respect to the Redwood Managed Volatility Fund is incorporated herein by reference to the Registrant’s Registration Statement filed on October 22, 2013.

(4)	Reserved.
(5)	Reserved.
(6)	Expense Limitation Agreement between Registrant and Simplify Asset Management Inc. with respect to the Simplify Affinity World Leaders Equity ETF to be filed by subsequent amendment.
(7)	Expense Limitation Agreement between Registrant and Hanlon Investment Management, Inc., with respect to the Tactical Dividend and Momentum Fund is incorporated herein by reference to the Registrant’s Registration Statement filed on August 12, 2015.
(8)	Appendix A to Expense Limitation Agreement between Registrant and Redwood Investment Management, LLC with respect to the Redwood Managed Volatility Fund is incorporated herein by reference to the Registrant’s Registration Statement filed on July 24, 2015.
(9)	Expense Limitation Agreement between Registrant and Holbrook Holdings, Inc. with respect to the Holbrook Income Fund is incorporated herein by reference to the Registrant’s Registration Statement filed on June 13, 2016.
(10)	Amended Appendix A to the Expense Limitation Agreement between Registrant and Holbrook Holdings, Inc. reflecting the addition of Holbrook Structured Income Fund is incorporated herein by reference to the Registrant’s Registration Statement filed on March 21, 2022.
(11)	Amended Appendix A to Expense Limitation Agreement between Registrant and Hanlon Investment Management, Inc., with respect to the Tactical Dividend and Momentum Fund is incorporated herein by reference to the Registrant’s Registration Statement filed on May 31, 2016.
(12)	Expense Limitation Agreement dated February 21, 2017 between the Registrant and Redwood Investment Management, LLC is incorporated herein by reference to the Registrant’s Registration Statement filed on March 8, 2017.
(13)	Expense Limitation Agreement between Registrant and Recurrent Investment Advisors, LLC with respect to the Recurrent Natural Resources Fund and the Recurrent MLP & Infrastructure Fund is incorporated herein by reference to the Registrant’s Registration Statement filed on October 24, 2017.
(14)	Amended Appendix A to Expense Limitation Agreement dated February 21, 2017 between the Registrant and Redwood Investment Management, LLC with respect to the Redwood AlphaFactor Core Equity Fund, Redwood AlphaFactor Tactical Core Fund, Redwood Managed Municipal Income Fund, Redwood Activist Leaders Fund, Redwood AlphaFactor Tactical International Fund and Redwood Systematic Macro Trend (“SMarT”) Fund is incorporated herein by reference to the Registrant’s Registration Statement filed on November 1, 2017.
(15)	ETF Fund Services Agreement between the Registrant and Ultimus Fund Solutions, LLC is incorporated herein by reference to the Registrant’s Registration Statement filed on October 26, 2021.
(16)	Reserved.
(17)	Reserved.
(18)	Amended Appendix A to the Expense Limitation Agreement dated September 18, 2013 between Registrant and Redwood Investment Management, LLC, with respect to the Redwood Managed Volatility Fund is incorporated herein by reference to the Registrant’s Registration Statement filed on February 28, 2018.
(19)	Reserved.
(20)	Expense Limitation Agreement between the Registrant and IronHorse Capital LLC with respect to the Conductor Global Equity Value ETF is incorporated herein by reference to the Registrant’s Registration Statement filed on April 12, 2022.
(21)	Expense Limitation Agreement between Registrant and Hunter Perkins Capital Management, LLC is incorporated herein by reference to the Registrant’s Registration Statement filed on December 19, 2022.
(22)	Amended Appendix A to the Expense Limitation Agreement dated September 9, 2025 between Registrant and Hunter Perkins Capital Management, LLC is incorporated herein by reference to the Registrant’s Registration Statement filed on November 28, 2025.
(23)	Amended Appendix A to the Expense Limitation Agreement between Registrant and Holbrook Holdings, Inc. is incorporated herein by reference to the Registrant’s Registration Statement filed on April 30, 2025.

	(24)	Reserved
	(25)	Expense Limitation Agreement between Registrant and Liberty One Investment Management, LLC with respect to the Liberty One Spectrum ETF, the Liberty One Defensive Dividend Growth ETF, and the Liberty One Tactical Income ETF is incorporated herein by reference to the Registrant’s Registration Statement filed on September 24, 2025.
	(26)	Fund Services Agreement between the Registrant and U.S. Bank, N.A. with respect to the Liberty One Spectrum ETF, the Liberty One Defensive Dividend Growth ETF, and the Liberty One Tactical Income ETF is incorporated herein by reference to the Registrant’s Registration Statement filed on September 24, 2025.
	(27)	Interim Expense Limitation Agreement between Registrant and Simplify Asset Management Inc. with respect to the Simplify Affinity World Leaders Equity ETF to be filed by subsequent amendment.
(i)	(1)	Legal Opinion and Consent is incorporated herein by reference to the Registrant’s Registration Statement filed on February 28, 2020.
	(2)	Amended Appendix A to the Legal Opinion and Consent is incorporated herein by reference to the Registrant’s Registration Statement filed on September 24, 2025.
	(3)	Amended Appendix A to the Legal Opinion and Consent reflecting the addition of the CWP Premium Growth ETF and the CWP Premium Dividend ETF to be filed by subsequent amendment.
(j)	(1)	Consent of Independent Public Accounting Firm – Filed herewith.
	(2)	Powers of Attorney are incorporated herein by reference to the Registrant’s Registration Statement filed on October 6, 2022.
	(3)	Resolution of the Board Authorizing Use of Powers of Attorney is incorporated herein by reference to the Registrant’s Registration Statement filed on October 6, 2022.
(k)		Omitted Financial Statements – None.
(l)	(1)	Subscription Agreement is incorporated herein by reference to the Registrant’s Registration Statement filed on October 26, 2012.
	(2)	Authorized Participation Agreement is incorporated herein by reference to the Registrant’s Registration Statement filed on September 26, 2017.
(m)	(1)	Class A Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 is incorporated herein by reference to the Registrant’s Registration Statement filed on June 21, 2021.
	(2)	Class C Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 is incorporated herein by reference to the Registrant’s Registration Statement filed on October 22, 2013.
	(3)	Class R Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 is incorporated herein by reference to the Registrant’s Registration Statement filed on October 22, 2013.
	(4)	Class N Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 is incorporated herein by reference to the Registrant’s Registration Statement filed on October 22, 2013.
	(5)	Amended Exhibit A to Class A Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 is incorporated herein by reference to the Registrant’s Registration Statement filed on April 30, 2025.
	(6)	Amended Exhibit A to Class C Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 is incorporated herein by reference to the Registrant’s Registration Statement filed on December 2, 2016.
	(7)	Amended Exhibit A to Class R Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 is incorporated herein by reference to the Registrant’s Registration Statement filed on February 28, 2017.
	(8)	Amended Exhibit A to Class N Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 is incorporated herein by reference to the Registrant’s Registration Statement filed on November 1, 2017.
	(9)	Investor Class Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 is incorporated herein by reference to the Registrant’s Registration Statement filed on May 31, 2016.
	(10)	Amended Exhibit A to Investor Class Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 is incorporated herein by reference to the Registrant’s Registration Statement filed on April 30, 2025.

	(11)	ETF 12b-1 Distribution Plan Pursuant to Rule 12b-1 is incorporated herein by reference to the Registrant’s Registration Statement filed on April 12, 2022.
	(12)	Amended Schedule A to ETF 12b-1 Distribution Plan Pursuant to Rule 12b-1 is incorporated herein by reference to the Registrant’s Registration Statement filed on September 24, 2025.
	(13)	Amended Schedule A to ETF 12b-1 Distribution Plan Pursuant to Rule 12b-1 reflecting the addition of the CWP Premium Growth ETF and the CWP Premium Dividend ETF to be filed by subsequent amendment.
(n)	(1)	Amended Rule 18f-3 Plan is incorporated herein by reference to the Registrant’s Registration Statement filed on October 22, 2013.
	(2)	Amended Appendix A to Rule 18f-3 Plan is incorporated herein by reference to the Registrant’s Registration Statement filed on September 24, 2025.
	(3)	Amended Appendix A to Rule 18f-3 Plan to be filed by subsequent amendment.
(o)		Reserved
(p)	(1)	Code of Ethics for the Trust is incorporated herein by reference to the Registrant’s Registration Statement filed on May 31, 2023.
	(2)	Code of Ethics for Northern Lights Distributors, LLC is incorporated herein by reference to the Registrant’s Registration Statement filed on February 28, 2020.
	(3)	Reserved.
	(4)	Code of Ethics for Redwood Investment Management, LLC is incorporated herein by reference to the Registrant’s Registration Statement filed on May 31, 2023.
	(5)	Code of Ethics for IronHorse Capital, LLC is incorporated herein by reference to the Registrant’s Registration Statement filed on May 31, 2023.
	(6)	Code of Ethics for Affinity Investment Advisors is incorporated herein by reference to the Registrant’s Registration Statement filed on May 31, 2023.
	(7)	Code of Ethics for Hanlon Investment Management, Inc. is incorporated herein by reference to the Registrant’s Registration Statement filed on May 31, 2023.
	(8)	Code of Ethics for Holbrook Holdings, Inc. is incorporated herein by reference to the Registrant’s Registration Statement filed on May 31, 2023.
	(9)	Code of Ethics for Recurrent Investment Advisors, LLC is incorporated herein by reference to the Registrant’s Registration Statement filed on May 31, 2023.
	(10)	Reserved.
	(11)	Code of Ethics for Liberty One Investment Management, LLC is incorporated herein by reference to the Registrant’s Registration Statement filed on September 24, 2025.
	(12)	Code of Ethics for Hunter Perkins Capital Management, LLC is incorporated herein by reference to the Registrant’s Registration Statement filed on December 19, 2022.
	(13)	Code of Ethics for Hypatia Capital Management LLC is incorporated herein by reference to the Registrant’s Registration Statement filed on December 27, 2022.
	(14)	Code of Ethics for Vident Advisory, LLC is incorporated herein by reference to the Registrant’s Registration Statement filed on September 14, 2023.
	(15)	Code of Ethics for Simplify Asset Management Inc. is incorporated herein by reference to the Registrant’s Registration Statement filed on May 29, 2026.
	(16)	Code of Ethics for Capital Wealth Planning, LLC to be filed by subsequent amendment.

Item 29. Persons Controlled by or Under Common Control with the Registrant. None.

Item 30. Indemnification.

Article VIII, Section 2(a) of the Amended Agreement and Declaration of Trust provides that to the fullest extent that limitations on the liability of Trustees and officers are permitted by the Delaware Statutory Trust Act of 2002, the officers and Trustees shall not be responsible or liable in any event for any act or omission of: any agent or employee of the Trust; any investment adviser or principal underwriter of the Trust; or with respect to each Trustee and officer, the act or omission of any other Trustee or officer, respectively. The Trust, out of the Trust Property, is required to indemnify and hold harmless each and every officer and Trustee from and against any and all claims and demands whatsoever arising out of or related to such officer’s or Trustee’s performance of his or her duties as an officer or Trustee of the Trust. This limitation on liability applies to events occurring at the time a person serves as a Trustee or officer of the Trust whether or not such person is a Trustee or officer at the time of any proceeding in which liability is asserted. Nothing contained in the Amended Agreement and Declaration of Trust indemnifies, holds harmless or protects any officer or Trustee from or against any liability to the Trust or any shareholder to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Article VIII, Section 2(b) of the Amended Agreement and Declaration of Trust provides that every note, bond, contract, instrument, certificate or undertaking and every other act or document whatsoever issued, executed or done by or on behalf of the Trust, the officers or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in such Person’s capacity as Trustee and/or as officer, and such Trustee or officer, as applicable, shall not be personally liable therefore, except as described in the last sentence of the first paragraph of Section 2 of Article VIII.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions of Delaware law and the Amended Agreement and Declaration of the Registrant or the By-Laws of the Registrant, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Section 5 of the Investment Advisory Agreements between Registrant and Redwood Investment Management, LLC (“Redwood”), incorporated herein by reference to exhibits (d)(1), (d)(6), (d)(9), (d)(15), and Section 4(a) of the Investment Advisory Agreement incorporated herein by reference to exhibit (d)(13) provides for the indemnification of Redwood against certain losses.

Section 5 of the Investment Advisory Agreement between Registrant and IronHorse Capital, LLC (“IronHorse”), incorporated herein by reference to exhibit (d)(18), provides for the indemnification of IronHorse against certain losses.

Section 5 of the Advisory Agreement between Registrant and Hanlon Investment Management, Inc. (“Hanlon”), incorporated herein by reference to exhibit (d)(3), provides for the indemnification of Hanlon against certain losses.

Section 5 of the Advisory Agreement between Registrant and Holbrook Holdings, Inc., incorporated herein by reference to exhibit (d)(4), (d)(5), and (d)(14), provides for the indemnification of Holbrook against certain losses.

Section 5 of the Advisory Agreement between Registrant and Recurrent Investment Advisors, LLC (“Recurrent”) incorporated herein by reference to exhibit (d)(7) provides for the indemnification of Recurrent against certain losses.

Section 5 of the Investment Advisory Agreement between Registrant and Hunter Perkins Capital Management, LLC (“Hunter”) incorporated herein by reference to exhibit (d)(19) provides for the indemnification of Hunter against certain losses.

Section 5 of the Investment Advisory Agreement between Registrant and Hypatia Capital Management LLC (“Hypatia”) incorporated herein by reference to exhibit (d)(20) provides for the indemnification of Hypatia against certain losses.

Section 12 of the Sub-Advisory Agreement between Registrant, Vident Advisory, LLC (“Vident”) and Hypatia incorporated herein by reference to exhibit (d)(21), provides for the indemnification of Vident against certain losses.

Section 5 of the Investment Advisory Agreement between Registrant and VestGen Investment Management, LLC (“VestGen”) incorporated herein by reference to exhibit (d)(22) provides for the indemnification of VestGen against certain losses.

Section 5 of the Investment Advisory Agreement between Registrant and Liberty One Investment Management, LLC (“Liberty”) incorporated herein by reference to exhibit (d)(23) provides for the indemnification of Liberty against certain losses.

Section 12 of the Sub-Advisory Agreement between Registrant, Liberty and Vident incorporated herein by reference to exhibit (d)(24), provides for the indemnification of Vident against certain losses.

The Underwriting Agreement provides that the Registrant agrees to indemnify, defend and hold Northern Lights Distributors, LLC (“NLD”), its several officers and directors, and any person who controls NLD within the meaning of Section 15 of the Securities Act free and harmless from and against any and all claims, demands, liabilities and expenses (including the reasonable cost of investigating or defending such claims, demands or liabilities and any reasonable counsel fees incurred in connection therewith) which NLD, its officers and directors, or any such controlling persons, may incur under the Securities Act, the 1940 Act, or common law or otherwise, arising out of or based upon: (i) any untrue statement, or alleged untrue statement, of a material fact required to be stated in either any Registration Statement or any Prospectus, (ii) any omission, or alleged omission, to state a material fact required to be stated in any Registration Statement or any Prospectus or necessary to make the statements in any of them not misleading, (iii) the Registrant’s failure to maintain an effective Registration statement and Prospectus with respect to Shares of the Funds that are the subject of the claim or demand, or (iv) the Registrant’s failure to provide NLD with advertising or sales materials to be filed with the FINRA on a timely basis.

Each of the Fund Services Agreement and the ETF Fund Services Agreement with Ultimus Fund Solutions, LLC (“UFS”) provides that the Registrant agrees to indemnify and hold UFS harmless from and against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liability arising out of or attributable to the Registrant’s refusal or failure to comply with the terms of such Agreement, or which arise out of the Registrant’s lack of good faith, gross negligence or willful misconduct with respect to the Registrant’s performance under or in connection with such Agreement.

The Consulting Agreement with Northern Lights Compliance Services, LLC (“NLCS”) provides that the Registrant agree to indemnify and hold NLCS harmless from and against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liability arising out of or attributable to the Trust’s refusal or failure to comply with the terms of the Agreement, or which arise out of the Trust’s lack of good faith, gross negligence or willful misconduct with respect to the Trust’s performance under or in connection with the Agreement. NLCS shall not be liable for, and shall be entitled to rely upon, and may act upon information, records and reports generated by the Trust, advice of the Trust, or of counsel for the Trust and upon statements of the Trust’s independent accountants, and shall be without liability for any action reasonably taken or omitted pursuant to such records and reports.

The ETF Distribution Agreement with NLD provides that the Registrant agrees to indemnify and hold harmless each of NLD, its managers and officers and each person, if any, who controls NLD within the meaning of Section 15 of the Securities Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees and disbursements incurred in connection therewith), arising by reason of any person acquiring any Shares or Creation Units, based upon (i) the ground that the registration statement, prospectus, shareholder reports or other information filed or made public by the Registrant (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements made not misleading, (ii) the Registrant’s failure to maintain an effective registration statement and prospectus with respect to Shares of the Fund that are the subject of the claim or demand, (iii) the Registrant’s failure to properly register Fund Shares under applicable state laws, (iv) instructions given by the Registrant, the Registrant’s failure to perform its duties hereunder or any inaccuracy of its representations, (v) any claim brought under Section 11 of the Securities Act, or (vi) all actions taken by NLD hereunder resulting from NLD’s reliance on instructions received from an officer, agent or approved service provider of the Registrant.

The Distribution Agreement (the “Foreside Agreement”) with Foreside Financial Services, LLC (“Foreside”) provides that the Registrant agrees to indemnify, defend and hold Foreside, its affiliates and each of their respective members, managers, directors, officers, employees, representatives and any person who controls or previously controlled Foreside within the meaning of Section 15 of the 1933 Act (collectively, the “Foreside Indemnitees”), free and harmless from and against any and all losses, claims, demands, liabilities, damages and expenses (including the reasonable costs of investigating or defending any alleged losses, claims, demands, liabilities, damages or expenses and any reasonable and documented counsel fees incurred in connection therewith) (collectively, “Losses”) that any Foreside Indemnitee may incur under the 1933 Act, the 1934 Act, the 1940 Act any other statute (including Blue Sky laws) or any rule or regulation thereunder, or under common law or otherwise, arising out of or relating to (i) Foreside serving as distributor of the Funds pursuant to the Foreside Agreement and in accordance with the terms and conditions of the Foreside Agreement; (ii) the Registrant’s material breach of any of its obligations, representations, warranties or covenants contained in the Foreside Agreement; (iii) the Registrant’s failure to comply in all material respects with any applicable securities laws or regulations; or (iv) any claim that the Registration Statement, Prospectus, shareholder reports, marketing materials or other information filed or made public by the Registrant (as from time to time amended) include or included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading under the 1933 Act, or any other statute or the common law any violation of any rule of FINRA or of the SEC or any other jurisdiction wherein Shares of the Funds are sold, provided, however, that the Registrant’s obligation to indemnify any of the Foreside Indemnitees shall not be deemed to cover any Losses arising out of any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, Prospectus, annual or interim report, or any such marketing material in reasonable reliance upon and in conformity with information relating to Foreside and furnished to the Registrant or its counsel by Foreside in writing for use in such Registration Statement, Prospectus, annual or interim report, or any marketing materials. In no event shall anything contained in the Foreside Agreement be so construed as to protect Foreside against any liability to the Registrant or its shareholders to which Foreside would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties under the Foreside Agreement or by reason of its reckless disregard of its obligations under the Foreside Agreement.

Item 31. Business and Other Connections of Investment Advisers and Sub-Advisers.

Certain information pertaining to the business and other connections of each Adviser of each series of the Trust is hereby incorporated herein by reference to the section of the respective Prospectus captioned “Investment Adviser” and to the section of the respective Statement of Additional Information captioned “Investment Advisory and Other Services.” The information required by this Item 31 with respect to each director, officer or partner of each Adviser is incorporated herein by reference to the Adviser’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the Securities and Exchange Commission (“SEC”). Each Adviser’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov, and may be requested by File No. as follows:

Redwood Investment Management, LLC, the Adviser to the Redwood Managed Volatility Fund, Redwood Managed Municipal Income Fund, Redwood AlphaFactor Tactical International Fund, Redwood Systematic Macro Trend (“SMarT”) Fund, LeaderShares AlphaFactor US Core Equity ETF, LeaderShares AlphaFactor Tactical Focused ETF, and LeaderShares Dynamic Yield ETF – File No. 801-78563

IronHorse Capital, LLC, the Adviser to the Conductor Global Equity Value ETF – File No. 801-78730

Affinity Investment Advisors, LLC, the Sub-Adviser to the Simplify Affinity World Leaders Equity ETF – File No. 801-42015

VestGen Investment Management, LLC, the Adviser to the Tactical Dividend and Momentum Fund – File No. 801-60889

Holbrook Holdings, Inc., the Adviser to the Holbrook Income Fund, the Holbrook Structured Income Fund, and the Holbrook Total Return Fund – File No. 801-107682

Recurrent Investment Advisors LLC, the Adviser to the Recurrent MLP & Infrastructure Fund –File No. 801-110728

Hunter Perkins Capital Management, LLC, the Adviser to the Hunter Small Cap Value Fund – File No. 801-118729

Hypatia Capital Management LLC, the Adviser to the Hypatia Women CEO ETF – File No. 801-126547

Vident Advisory, LLC, the Sub-Adviser to the Hypatia Women CEO ETF, Liberty One Spectrum ETF, the Liberty One Defensive Dividend Growth ETF, and the Liberty One Tactical Income ETF – File No. 801-114538

Liberty One Investment Management, LLC, the Adviser to the Liberty One Spectrum ETF, the Liberty One Defensive Dividend Growth ETF, and the Liberty One Tactical Income ETF – File No. 801-116826

Simplify Asset Management Inc., the Adviser to the Simplify Affinity World Leaders Equity ETF – File No. 801-119255

Capital Wealth Planning, LLC, the Adviser to the CWP Premium Growth ETF and CWP Premium Dividend ETF – File No. 801-70333

Item 32. Principal Underwriters.

(a)  Northern Lights Distributors, LLC (“NLD”), the principal underwriter of the Registrant, also acts as principal underwriter for the following: Atlas U.S. Government Money Market Fund, Inc., Atlas U.S. Tactical Income Fund, Inc., Boyar Value Fund Inc., Capitol Series Trust, CIM Real Assets & Credit Fund, Copeland Trust, DGI Investment Trust, Grandeur Peak Global Trust, Humankind Benefit Corporation, Miller Investment Trust, Mutual Fund and Variable Insurance Trust, Mutual Fund Series Trust, The North Country Funds, Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust III, Northern Lights Fund Trust IV, Northern Lights Variable Trust, OCM Mutual Fund, Princeton Everest Fund, Segall Bryant & Hamill Trust, Texas Capital Funds Trust, The Saratoga Advantage Trust, Tributary Funds, Inc., Ultimus Managers Trust, Unified Series Trust, Valued Advisers Trust, and Zacks Trust.

(b)  Northern Lights Distributors, LLC is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. The principal business address of Northern Lights Distributors, LLC is 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474. The following are the managers and officers of Northern Lights Distributors, LLC:

Name	Positions and Offices with Underwriter	Positions and Offices with the Trust
Kevin Guerette	President	None
William Strait	Secretary, General Counsel, and Manager	None
Stephen Preston	Chief Compliance Officer, Financial Operations Principal, AML Compliance Officer	None
Melvin Van Cleave	Chief Information Securities Officer	None
David James	Manager	None

Foreside Financial Services, LLC, serves as principal underwriter for the following series of Two Roads Shared Trust registered under the Investment Company Act of 1940, as amended: Tactical Dividend and Momentum Fund.

Foreside Financial Services, LLC, serves as principal underwriter for the following:

Foreside Financial Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	13D Activist Fund, Series of Northern Lights Fund Trust
2.	2nd Vote Funds
3.	A3 Alternative Credit Fund
4.	AAMA Equity Fund, Series of Asset Management Fund
5.	AAMA Income Fund, Series of Asset Management Fund
6.	Advisers Investment Trust
7.	AltShares Trust
8.	BMO Funds, Inc.
9.	BMO LGM Frontier Markets Equity Fund
10.	Boston Trust Walden Funds (f/k/a The Boston Trust & Walden Funds)
11.	Bow River Capital Evergreen Fund
12.	Conversus StepStone Private Markets
13.	Cook & Bynum Funds Trust
14.	Datum One Series Trust
15.	Diamond Hill Funds
16.	Driehaus Mutual Funds
17.	Emles Trust
18.	Engine No. 1 ETF Trust
19.	FlowStone Opportunity Fund
20.	Inspire 100 ETF, Series of Northern Lights Fund Trust IV
21.	Inspire Corporate Bond Impact ETF, Series of Northern Lights Fund Trust IV
22.	Inspire Faithward Large Cap Momentum ESG ETF, Series of Northern Lights Fund Trust IV
23.	Inspire Faithward Mid Cap Momentum ESG ETF, Series of Northern Lights Fund Trust IV
24.	Inspire Global Hope ETF, Series of Northern Lights Fund Trust IV
25.	Inspire International ESG ETF, Series of Northern Lights Fund Trust IV
26.	Inspire Small Mid Cap Impact ETF, Series of Northern Lights Fund Trust IV
27.	Inspire Tactical Balanced ESG ETF, Series of the Northern Lights Fund Trust IV
28.	Pax World Funds Series Trust
29.	Pax World Funds Series Trust III
30.	Praxis Mutual Funds
31.	Primark Private Equity Investments Fund
32.	Rimrock Funds Trust
33.	SA Funds – Investment Trust
34.	Sequoia Fund, Inc.
35.	Siren ETF Trust
36.	Simplify Exchange Traded Funds
37.	Zacks Trust

Foreside Financial Services, LLC is registered with the U.S. Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

The following are the Officers of the distributor:

Name	Address	Position with Underwriter	Position with the Trust
Teresa Cowan	Three Canal Plaza, Suite 100, Portland, ME 04101	President	None
Chris Lanza	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Kate Macchia	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Jennifer Brunner	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Kelly Whetstone	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None
Susan L. LaFond	Three Canal Plaza, Suite 100, Portland, ME 04101	Treasurer	None
Weston Sommers	Three Canal Plaza, Suite 100, Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None

(c). Not Applicable.

Item 33. Location of Accounts and Records.

The following entities prepare, maintain and preserve the records required by Section 31 (a) of the Investment Company Act of 1940, as amended, for the Registrant. These services are provided to the Registrant for such periods prescribed by the rules and regulations of the U.S. Securities and Exchange Commission under the 1940 Act and such records are the property of the entity required to maintain and preserve such records and will be surrendered promptly on request.

1.	Ultimus Fund Solutions, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474 (records relating to its functions as administration, accounting and transfer agent and Registrant’s Declaration of Trust, By-Laws and Minutes)

2.	Northern Lights Distributors, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474 (records relating to its function as principal underwriter)

3.	Foreside Financial Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101 (records relating to its function as principal underwriter)

4.	Redwood Investment Management, LLC, 4110 N. Scottsdale Rd., Suite 125, Scottsdale, AZ 85251 (records relating to its function as investment adviser)

5.	IronHorse Capital LLC, 3102 West End Avenue, Suite 400, Nashville, TN 37203 (records relating to its function as investment adviser)

6.	Affinity Investment Advisors, LLC, 5140 Birch Street, Suite 300, Newport Beach, CA 92660 (records relating to its function as sub-adviser)

7.	VestGen Investment Management, LLC, 3393 Bargaintown Road, Egg Harbor Twp., NJ 08234 (records relating to its function as investment adviser)

8.	The Bank of New York Mellon, 225 Liberty Street, New York, NY 10286 (records relating to its function as custodian)

9.	Holbrook Holdings, Inc., 3225 Cumberland Blvd SE, Suite 100, Atlanta, GA 30339 (records relating to its function as investment adviser)

10.	Recurrent Investment Advisors LLC, 3801 Kirby Dr., Suite 654, Houston, TX 77908 (records relating to its function as investment adviser)

11.	Brown Brothers Harriman & Co., 50 Post Office Square, Boston, MA 02110 (records relating to its function as custodian and transfer agent)

12.	U.S. Bank, N.A, 425 Walnut Street, Cincinnati, OH 45202 (records relating to its function as custodian and transfer agent)

13.	Hunter Perkins Capital Management, LLC, 377 E. Butterfield Road, Suite 220, Lombard IL 60148 (records relating to its function as investment adviser)

14.	Hypatia Capital Management LLC, 430 Park Avenue, 19th Floor, New York, NY 10022 (records relating to its function as investment adviser)

15.	Vident Advisory, LLC, 1125 Sanctuary Pkwy, Suite 515 Alpharetta, GA 30009 (records relating to its function as investment sub-adviser)

16.	Liberty One Investment Management, LLC, 1509 N. Milwaukee Avenue, Libertyville, Illinois 60048 (records relating to its function as investment adviser)

17.	Simplify Asset Management Inc., 10845 Griffith Peak Drive, Floor 2, Las Vegas, NV 89135 (records relating to its function as investment adviser)

18.	Capital Wealth Planning, LLC, 9015 Strada Stell Court, Suite 203, Naples, Florida 34109 (records relating to its function as investment adviser)

Item 34. Management Services. Not Applicable.

Item 35. Undertakings. Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the 1933 Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hauppauge, State of New York, on the 28th day of August, 2026.

Two Roads Shared Trust

By:	/s/ James Colantino
James Colantino*
President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

Mark D. Gersten*	Trustee & Chairman	August 28, 2026

Mark Garbin*	Trustee	August 28, 2026

Neil M. Kaufman*	Trustee	August 28, 2026

Anita K. Krug*	Trustee	August 28, 2026

James Colantino*	President and Principal Executive Officer	August 28, 2026

Laura Szalyga*	Treasurer and Principal Executive Officer	August 28, 2026

* By:	/s/ Timothy Burdick

Timothy Burdick

Attorney in fact

Exhibit Index

(j)(1) Consent of Independent Public Accounting Firm